UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03503

UBS RMA Money Fund Inc.
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2011

Item 1.  Reports to Stockholders.

Money Market Funds

UBS RMA
Money Market Portfolio
U.S. Government Portfolio
Tax-Free Fund
California Municipal Money Fund
New York Municipal Money Fund
New Jersey Municipal Money Fund

Annual Report

June 30, 2011

UBS RMA

August 15, 2011

Dear shareholder,

We present you with the annual report for UBS RMA Money Market Portfolio; UBS RMA U.S. Government Portfolio; UBS RMA Tax-Free Fund; UBS RMA California Municipal Money Fund; UBS RMA New York Municipal Money Fund; and UBS RMA New Jersey Municipal Money Fund, for the 12 months ended June 30, 2011.

Performance

The economic recovery continued during the reporting period, although growth moderated as the period progressed. Elevated unemployment, housing market weakness, higher oil prices and supply disruptions following the devastating earthquake in Japan caused economic growth to decelerate. Against this backdrop, the Federal Reserve Board (the "Fed") maintained the federal funds rate at a historically low range between 0% and 0.25% during the reporting period. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) As a result, the yields of the securities in which the Funds invest remained

UBS RMA Money Market Portfolio

UBS RMA U.S. Government Portfolio

Investment goal
(both Portfolios):

Maximum current income consistent with preservation of capital and liquidity

Portfolio Manager
(both Portfolios):

Robert Sabatino
UBS Global Asset Management (Americas) Inc.

Commencement
(both Portfolios):

October 4, 1982

Dividend payments (both Portfolios):

Monthly

UBS RMA Tax-Free
Fund Inc.

UBS RMA California
Municipal Money Fund

UBS RMA

extremely low, which impacted the Funds' yields.

As of June 30, 2011, after fee waiver/expense reimbursements, the Funds' seven-day current yields were:

•  UBS RMA Money Market Portfolio: 0.01%, versus 0.01% on June 30, 2010;

•  UBS RMA U.S. Government Portfolio: 0.01%, versus 0.01% on June 30, 2010;

•  UBS RMA Tax-Free Fund Inc.: 0.01%, versus 0.01% on June 30, 2010;

•  UBS RMA California Municipal Money Fund: 0.01%, versus 0.01% on June 30, 2010;

•  UBS RMA New York Municipal Money Fund: 0.01%, versus 0.01% on June 30, 2010;

•  UBS RMA New Jersey Municipal Money Fund: 0.01%, versus 0.01% on June 30, 2010;

(For more on each Fund's performance, refer to "Performance and portfolio characteristics at a glance" beginning on page 9.)

UBS RMA New York
Municipal Money Fund

UBS RMA New Jersey
Municipal Money Fund

Investment goal
(all four Funds):

Maximum current income exempt from federal and/or a specific state's personal income taxes consistent with preservation of capital and liquidity

Portfolio Managers
(all four Funds)

Elbridge T. Gerry III
Ryan Nugent
UBS Global Asset Management (Americas) Inc.

Commencement:

Tax Free—October 4, 1982 California Municipal—
November 7, 1988
New York Municipal—
November 10, 1988
New Jersey Municipal—
February 1, 1991

Dividend payments
(all four Funds):

Monthly

UBS RMA

An interview with the Portfolio Managers

Q.  How would you describe the economic environment during the reporting period?

A.  While the US economy continued to expand following the severe recession, growth was relatively moderate compared to previous periods of exiting extreme downturns.

  Looking back, gross domestic product ("GDP") growth was 1.7% during the second quarter of 2010, followed by third and fourth quarter GDP growth of 2.6% and 2.3%, respectively. The Commerce Department then reported that first and second quarter 2011 GDP growth was 0.4% and 1.3%, respectively. Growth in the US moderated given tepid consumer spending and declining government spending.

  Despite the economy's ongoing (albeit moderate) growth and increased inflationary pressures, the Fed remained concerned about continued high unemployment levels. As a result, the Fed maintained its highly accommodative monetary policy. In November 2010, the Fed launched another round of quantitative easing in an attempt to stimulate the economy. Saying that "the pace of recovery in output and employment continues to be slow," the Fed introduced a plan that calls for purchasing an additional $600 billion of longer-term US Treasury securities by the end of the second quarter of 2011.

  At its June 2011 meeting, the Fed said "Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected.... To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions—including low rates of resource utilization and a subdued outlook for inflation over the medium run—are likely to warrant exceptionally low levels for the federal funds rate for an extended period." The Fed also announced that it would be completing its

UBS RMA

$600 billion Treasury securities purchase program (dubbed "QE2") on schedule at the end of June. During its meeting in August, after the reporting period ended, the Fed said "The Committee currently anticipates that economic conditions...are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013."

Q.  How was UBS RMA Money Market Portfolio managed during the period?

A.  We tactically adjusted the Fund's weighted average maturity (WAM). When the reporting period began, the Fund was defensively positioned, with a WAM of 35 days. This was due to continued concerns and uncertainties regarding the European sovereign debt crisis. As these issues appeared to moderate, we then moved to extend the Fund's WAM in order to generate a somewhat higher yield. As of June 30, 2011, the Fund's WAM was 46 days.

  At the issuer level, we maintained a greater-than-usual level of diversification over the 12-month period by investing in smaller positions, with the goal of reducing risk and keeping the Fund highly liquid. As the economic recovery continued, over the period, we slightly increased the size of our positions in single issuers, typically purchasing up to 3% in single nongovernment issuers by the end of the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions).

  In terms of securities, over the 12-month period we increased the Fund's exposure to commercial paper and, to a lesser extent, its allocation to short-term corporate obligations, a US bank note and time deposits. In contrast, we decreased the Fund's exposure to repurchase agreements, as well as paring its allocation to US government and agency obligations and certificates of deposit. The reduction in the Fund's exposure to repurchase agreements occurred as the Treasury market experienced some supply/demand challenges. This, in turn, resulted in significantly lower yields on repurchase agreements. With commercial paper offering higher yields, we chose to increase the Fund's allocation to those securities. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

UBS RMA

Q.  How was the UBS RMA U.S. Government Portfolio managed during the period?

A.  During the period, the Fund's WAM was increased from 38 to 53 days. By increasing the Fund's WAM we were able to generate incremental yield.

  As was the case with UBS RMA Money Market Portfolio, the Fund's exposure to repurchase agreements declined over the 12-months ended June 30, 2011. In contrast, the Fund's allocation to direct US government and agency obligations increased over the period.

Q.  How were the RMA Tax-Free, RMA California Municipal, RMA New York Municipal and RMA New Jersey Municipal Money Funds managed during the period?

A:  We continued to actively manage the Funds' portfolios with a strong emphasis on credit analysis. This was especially important as the economy hit a soft patch and a number of municipalities continued to experience budgetary challenges. We increased the WAM for the Funds, especially for RMA Tax-Free and RMA California Municipal Funds, by purchasing high quality fixed-rate notes. While the WAMs for RMA New York Municipal and RMA New Jersey Municipal Money Funds also increased, they did not lengthen out to where the other Funds were given the relatively small supply of longer-dated, high quality securities in which to invest.

  From a sector perspective, the Funds continued to emphasize VRDNs1 with yields that reset on a daily or weekly basis in order to maintain liquidity. We had minimal exposure to VRDNs backed by weaker letters of credit (LOC) (a form of credit enhancement). We continued to increase, or maintain relatively steady, the Funds' allocations to tax-exempt commercial paper in order to generate additional yield in the low interest rate environment. In particular, we emphasized select

1  A variable rate demand note (VRDN) is a long-term bond with a floating interest rate that provides investors with the option to tender, or "put" the security at par with seven day's notice or, in some cases, one day's notice.

UBS RMA

investment in commercial paper with 90- to 120-day maturities given their yield advantage as compared to VRDNs.

  In the state-specific RMA Funds we emphasized high-quality essential service revenue bonds. These included water, sewer and select utilities that met our stringent credit criteria. Within the tax-exempt commercial paper and fixed rate note markets, we favored high quality issuers that were less reliant on state funding. In many cases, we also were drawn to larger counties, in particular those that had good liquidity and reliable revenue streams. As always, we continued to diversify our holding to mitigate exposure to any single entity.

Q.  What is your outlook for the economy?

A:  The US economy decelerated in the second half of the reporting period and a number of headwinds could lead to continued muted growth as the year progresses. Unemployment remains stubbornly high and the housing market continues to search for a bottom. With short-term interest rates already at a historical low, and with QE2 now complete, the Fed may lack the tools to give the economy a much-needed boost. In addition, the issues related to the European sovereign debt crisis could negatively impact consumer confidence and lead to periods of heightened volatility. That said, we feel that the US economy has enough momentum to continue expanding, and we expect core inflation to remain relatively benign. Given this backdrop, we believe the Fed will be true to its word and keep the federal funds rate at a historically low level "for an extended period."

Q.  How have regulatory actions impacting money market funds affected how you manage the Funds?

A.  In 2010, the US Securities and Exchange Commission ("SEC") adopted rule amendments designed to strengthen the regulations governing money market funds. The amendments imposed new liquidity, credit quality, and maturity limits. They also enhanced disclosure requirements. Beginning on October 7, 2010, the Funds began disclosing, on a monthly basis: (a) a complete schedule of their portfolio holdings; and (b) information regarding their weighted average maturity and

UBS RMA

weighted average life. Also, beginning January 31, 2011, the Funds began including a link on UBS's Web site to more detailed Fund information appearing in filings with the SEC on Form N-MFP. This information is available on UBS's Web site at the following Internet address: www.ubs.com/usmoneymarketfundsholdings. This information will be updated monthly.

  We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS Funds, please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.*

Sincerely,

Mark E. Carver
President
UBS RMA Money Fund Inc.
(UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio)
UBS RMA Tax-Free Fund Inc.
UBS Managed Municipal Trust
(UBS RMA California Municipal Money Fund and UBS RMA
New York Municipal Money Fund)
UBS Municipal Money Market Series
(UBS RMA New Jersey Municipal
Money Fund)
Managing Director
UBS Global Asset Management (Americas) Inc.	Elbridge T. Gerry III
Portfolio Manager
UBS RMA Tax-Free Fund Inc.
UBS RMA California Municipal
Money Fund
UBS RMA New York Municipal Money Fund
UBS RMA New Jersey
Municipal Money Fund
Managing Director
UBS Global Asset Management
(Americas) Inc.

UBS RMA

Ryan Nugent
Portfolio Manager
UBS RMA Tax-Free Fund Inc.
UBS RMA California Municipal Money Fund
UBS RMA New York Municipal Money Fund
UBS RMA New Jersey
Municipal Money Fund
Director
UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager UBS RMA Money Market Portfolio UBS RMA U.S. Government Portfolio Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Funds performed during the 12 months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice.

Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Funds' future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*  Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

UBS RMA

Performance and portfolio characteristics at a glance (unaudited)

UBS RMA Money Market Portfolio

Yields and characteristics	06/30/11	12/31/10	06/30/10
Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee waivers and/or expense reimbursements[1]	(0.20)	(0.43)	(0.39)
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	(0.20)	(0.43)	(0.39)
Weighted average maturity[2]	46 days	44 days	35 days
Net assets (bn)	$15.4	$15.1	$14.4
Portfolio composition[3]	06/30/11	12/31/10	06/30/10
Commercial paper	52.6%	46.3%	42.9%
US government and agency obligations	26.7	25.0	29.4
Certificates of deposit	12.7	19.2	17.3
Time deposits	3.8	1.0	2.8
Short-term corporate obligations	2.1	1.6	1.5
Bank note	2.1	2.3	—
Repurchase agreements	0.0[4]	4.6	8.2
Other assets less liabilities	0.0[4]	0.0[4]	(2.1)
Total	100.0%	100.0%	100.0%

1  Yields will fluctuate. Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions. The return of an investment will fluctuate. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

4  Represents less than 0.05% of net assets as of the date indicated.

An investment in an RMA fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each RMA fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in an RMA fund.

Not FDIC Insured. May lose value. No bank guarantee.

UBS RMA

Performance and portfolio characteristics at a glance
(unaudited) (continued)

UBS RMA U.S. Government Portfolio

Yields and characteristics	06/30/11	12/31/10	06/30/10
Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee waivers and/or expense reimbursements[1]	(0.27)	(0.34)	(0.34)
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	(0.27)	(0.34)	(0.34)
Weighted average maturity[2]	53 days	50 days	38 days
Net assets (bn)	$3.6	$3.6	$3.6
Portfolio composition[3]	06/30/11	12/31/10	06/30/10
US government and agency obligations	65.5%	59.5%	45.9%
Repurchase agreements	34.5	40.5	54.0
Other assets less liabilities	0.0[4]	0.0[4]	0.1
Total	100.0%	100.0%	100.0%

1  Yields will fluctuate. Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions. The return of an investment will fluctuate. Current performance may be higher or lower than the performance data quoted.

2  The Portfolio is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of net assets as of the dates indicated. The Portfolio is actively managed and its composition will vary over time.

4  Represents less than 0.05% of net assets as of the date indicated.

An investment in an RMA fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each RMA fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in an RMA fund.

Not FDIC Insured. May lose value. No bank guarantee.

UBS RMA

Performance and portfolio characteristics at a glance
(unaudited) (continued)

UBS RMA Tax-Free Fund Inc.

Yields and characteristics	06/30/11	12/31/10	06/30/10
Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee waivers and/or expense reimbursements[1]	(0.27)	(0.26)	(0.29)
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	(0.27)	(0.26)	(0.29)
Weighted average maturity[2]	29 days	22 days	14 days
Net assets (bn)	$4.1	$4.4	$4.4
Portfolio composition[3]	06/30/11	12/31/10	06/30/10
Municipal bonds and notes	92.0%	93.4%	93.3%
Tax-exempt commercial paper	11.8	8.6	7.2
Other assets less liabilities	(3.8)	(2.0)	(0.5)
Total	100.0%	100.0%	100.0%

1  Yields will fluctuate. Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on distributions. The return of an investment will fluctuate. Current performance may be higher or lower than the performance data quoted.

2  The Fund is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of net assets as of the dates indicated. The Fund is actively managed and its composition will vary over time.

An investment in an RMA fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each RMA fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in an RMA fund.

Not FDIC Insured. May lose value. No bank guarantee.

UBS RMA

Performance and portfolio characteristics at a glance
(unaudited) (continued)

UBS RMA California Municipal Money Fund

Yields and characteristics	06/30/11	12/31/10	06/30/10
Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee waivers and/or expense reimbursements[1]	(0.33)	(0.32)	(0.38)
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	(0.33)	(0.32)	(0.38)
Weighted average maturity[2]	34 days	17 days	17 days
Net assets (bn)	$0.9	$0.9	$1.0
Portfolio composition[3]	06/30/11	12/31/10	06/30/10
Municipal bonds and notes	94.1%	90.6%	93.2%
Tax-exempt commercial paper	11.7	10.5	8.7
Other assets less liabilities	(5.8)	(1.1)	(1.9)
Total	100.0%	100.0%	100.0%

1  Yields will fluctuate. Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on distributions. The return of an investment will fluctuate. Current performance may be higher or lower than the performance data quoted.

2  The Fund is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of net assets as of the dates indicated. The Fund is actively managed and its composition will vary over time.

An investment in an RMA fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each RMA fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in an RMA fund.

Not FDIC Insured. May lose value. No bank guarantee.

UBS RMA

Performance and portfolio characteristics at a glance
(unaudited) (continued)

UBS RMA New York Municipal Money Fund

Yields and characteristics	06/30/11	12/31/10	06/30/10
Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee waivers and/or expense reimbursements[1]	(0.35)	(0.33)	(0.37)
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	(0.35)	(0.33)	(0.37)
Weighted average maturity[2]	17 days	18 days	14 days
Net assets (mm)	$760.3	$862.3	$864.3
Portfolio composition[3]	06/30/11	12/31/10	06/30/10
Municipal bonds and notes	94.3%	95.7%	98.2%
Tax-exempt commercial paper	6.1	5.5	2.5
Other assets less liabilities	(0.4)	(1.2)	(0.7)
Total	100.0%	100.0%	100.0%

1  Yields will fluctuate. Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on distributions. The return of an investment will fluctuate. Current performance may be higher or lower than the performance data quoted.

2  The Fund is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of net assets as of the dates indicated. The Fund is actively managed and its composition will vary over time.

4  Represents less than 0.05% of net assets as of the date indicated.

An investment in an RMA fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each RMA fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in an RMA fund.

Not FDIC Insured. May lose value. No bank guarantee.

UBS RMA

Performance and portfolio characteristics at a glance
(unaudited) (concluded)

UBS RMA New Jersey Municipal Money Fund

Yields and characteristics	06/30/11	12/31/10	06/30/10
Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee waivers and/or expense reimbursements[1]	(0.45)	(0.38)	(0.47)
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	(0.45)	(0.38)	(0.47)
Weighted average maturity[2]	18 days	17 days	9 days
Net assets (mm)	$227.9	$266.6	$271.8
Portfolio composition[3]	06/30/11	12/31/10	06/30/10
Municipal bonds and notes	90.8%	89.6%	89.2%
Tax-exempt commercial paper	9.1	10.4	10.2
Other assets less liabilities	0.1	0.0[4]	0.6
Total	100.0%	100.0%	100.0%

1  Yields will fluctuate. Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on distributions. The return of an investment will fluctuate. Current performance may be higher or lower than the performance data quoted.

2  The Fund is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of net assets as of the dates indicated. The Fund is actively managed and its composition will vary over time.

4  Represents less than 0.05% of net assets as of the date indicated.

An investment in an RMA fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each RMA fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in an RMA fund.

Not FDIC Insured. May lose value. No bank guarantee.

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2011

	Face amount	Value
US government and agency obligations—26.69%
Federal Farm Credit Bank
0.310%, due 02/03/12[1]	$73,000,000	$72,863,591
Federal Home Loan Bank
0.280%, due 07/12/11[2]	138,000,000	138,000,000
0.040%, due 07/22/11[1]	140,000,000	139,996,733
0.045%, due 07/22/11[1]	149,500,000	149,496,076
0.050%, due 07/22/11[1]	57,800,000	57,798,314
0.050%, due 07/25/11[1]	150,000,000	149,995,000
0.280%, due 08/07/11[2]	137,000,000	137,000,000
0.040%, due 08/09/11[1]	216,000,000	215,990,640
0.270%, due 09/30/11[2]	162,250,000	162,250,000
Federal Home Loan Mortgage Corp.*
0.140%, due 07/06/11[2]	200,000,000	199,850,133
0.330%, due 07/19/11[1]	150,000,000	149,975,250
0.040%, due 07/22/11[1]	225,000,000	224,994,750
0.045%, due 08/10/11[1]	200,000,000	199,990,000
0.070%, due 08/12/11[1]	250,000,000	249,979,583
0.060%, due 09/06/11[1]	50,075,000	50,069,408
0.090%, due 09/06/11[1]	39,700,000	39,693,350
0.090%, due 09/22/11[1]	217,000,000	216,954,973
0.260%, due 09/30/11[1]	140,000,000	139,907,989
Federal National Mortgage Association*
0.410%, due 07/06/11[1]	127,000,000	126,992,768
0.060%, due 09/07/11[1]	55,000,000	54,993,767
0.160%, due 09/14/11[1]	200,000,000	199,933,333
0.050%, due 09/21/11[1]	85,000,000	84,990,319
0.150%, due 01/17/12[1]	75,000,000	74,937,500
US Treasury Notes
4.875%, due 07/31/11	125,000,000	125,477,172
4.500%, due 11/30/11	144,000,000	146,509,689
4.625%, due 12/31/11	249,000,000	254,602,210
1.000%, due 04/30/12	115,000,000	115,599,939
0.750%, due 05/31/12	225,000,000	226,083,477
Total US government and agency obligations (cost—$4,104,925,964)		4,104,925,964

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2011

	Face amount	Value
Time deposits—3.83%
Banking-non-US—3.83%
Citibank N.A., Nassau
0.070%, due 07/01/11	$150,000,000	$150,000,000
Credit Agricole CIB, Cayman Islands
0.090%, due 07/01/11	180,000,000	180,000,000
Societe Generale, Cayman Islands
0.050%, due 07/01/11	258,100,000	258,100,000
Total time deposits (cost—$588,100,000)		588,100,000
Bank note—2.09%
Banking-US—2.09%
Bank of America N.A.
0.120%, due 07/20/11 (cost—$322,000,000)	322,000,000	322,000,000
Certificates of deposit—12.67%
Banking-non-US—12.67%
Abbey National Treasury Services PLC
0.381%, due 07/18/11[2]	69,000,000	69,000,000
0.626%, due 07/18/11[2]	155,000,000	155,000,000
Bank of Nova Scotia
0.180%, due 07/01/11[2]	60,500,000	60,500,000
0.190%, due 08/03/11	100,000,000	100,000,000
BNP Paribas SA
0.428%, due 07/15/11[2]	64,250,000	64,250,000
Credit Agricole CIB
0.520%, due 08/10/11	100,000,000	100,000,000
0.280%, due 09/02/11	100,000,000	100,000,000
Credit Industriel et Commercial
0.290%, due 07/08/11	175,000,000	175,000,170
Lloyds TSB Bank PLC
0.475%, due 07/19/11[2]	75,000,000	75,000,000
Mitsubishi UFJ Trust & Banking Corp.
0.290%, due 07/12/11	152,000,000	152,000,000

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2011

	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
National Australia Bank Ltd.
0.301%, due 07/14/11[2]	$110,000,000	$110,000,000
0.295%, due 07/19/11[2]	35,000,000	34,997,810
Natixis
0.320%, due 07/01/11[2]	120,000,000	120,000,000
0.403%, due 07/13/11[2]	90,000,000	90,000,000
Nordea Bank Finland
0.400%, due 06/12/12	100,000,000	100,000,000
Royal Bank of Canada
0.250%, due 07/01/11[2]	58,750,000	58,750,000
0.265%, due 07/01/11[2]	60,000,000	60,000,000
Royal Bank of Scotland PLC
0.474%, due 07/25/11[2]	155,000,000	155,000,000
Svenska Handelsbanken AB
0.185%, due 09/06/11	103,250,000	103,251,920
Westpac Banking Corp.
0.260%, due 07/01/11[2]	65,250,000	65,250,000
Total certificates of deposit (cost—$1,947,999,900)		1,947,999,900
Commercial paper[1]—52.60%
Asset backed-banking—0.49%
Atlantis One Funding
0.380%, due 08/10/11	75,000,000	74,968,333
Asset backed-miscellaneous—20.59%
Amsterdam Funding Corp.
0.120%, due 07/01/11	129,900,000	129,900,000
Atlantic Asset Securitization LLC
0.200%, due 09/01/11	200,000,000	199,931,111
Barton Capital LLC
0.040%, due 07/01/11	129,664,000	129,664,000
0.150%, due 07/11/11	21,967,000	21,966,085
0.150%, due 07/15/11	38,995,000	38,992,725

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2011

	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(continued)
Bryant Park Funding LLC
0.090%, due 07/01/11	$150,000,000	$150,000,000
0.130%, due 07/08/11	180,000,000	179,995,450
CAFCO LLC
0.130%, due 07/27/11	35,000,000	34,996,714
Chariot Funding LLC
0.160%, due 07/07/11	75,000,000	74,998,000
0.170%, due 09/06/11	70,000,000	69,977,853
Fairway Finance Co. LLC
0.130%, due 07/20/11	17,410,000	17,408,805
Falcon Asset Securitization Corp.
0.130%, due 07/11/11	75,000,000	74,997,292
0.180%, due 08/05/11	50,000,000	49,991,250
0.170%, due 08/22/11	100,000,000	99,975,444
0.170%, due 09/06/11	62,000,000	61,980,384
Gotham Funding Corp.
0.160%, due 07/07/11	65,000,000	64,998,267
0.180%, due 07/28/11	45,000,000	44,993,925
Jupiter Securitization Co. LLC
0.160%, due 07/08/11	50,000,000	49,998,444
0.150%, due 08/08/11	115,000,000	114,981,792
Liberty Street Funding LLC
0.140%, due 07/01/11	50,000,000	50,000,000
0.150%, due 07/15/11	20,000,000	19,998,833
Market Street Funding LLC
0.180%, due 09/12/11	25,000,000	24,990,875
Old Line Funding Corp.
0.180%, due 08/18/11	107,000,000	106,974,320
0.170%, due 09/08/11	70,064,000	70,041,171
0.170%, due 09/21/11	100,000,000	99,961,278
Regency Markets No. 1 LLC
0.170%, due 07/13/11	98,020,000	98,014,445
0.140%, due 07/15/11	66,750,000	66,746,366
0.170%, due 07/20/11	49,890,000	49,885,524

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2011

	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(concluded)
Salisbury Receivables Co. LLC
0.030%, due 07/01/11	$36,200,000	$36,200,000
0.140%, due 07/14/11	50,000,000	49,997,472
Sheffield Receivables Corp.
0.130%, due 07/11/11	30,000,000	29,998,917
0.150%, due 07/22/11	50,000,000	49,995,625
0.180%, due 08/11/11	80,000,000	79,983,600
0.170%, due 08/23/11	25,000,000	24,993,743
0.175%, due 09/06/11	150,000,000	149,951,146
Thames Asset Global Securitization No. 1
0.140%, due 07/12/11	84,093,000	84,089,403
0.150%, due 07/15/11	147,000,000	146,991,425
Thunderbay Funding
0.180%, due 09/07/11	70,999,000	70,974,860
0.170%, due 09/08/11	85,000,000	84,972,304
0.170%, due 09/21/11	54,479,000	54,457,904
Windmill Funding Corp.
0.120%, due 07/01/11	45,000,000	45,000,000
0.150%, due 07/06/11	22,000,000	21,999,542
0.140%, due 07/14/11	41,000,000	40,997,927
		3,166,964,221
Asset backed-securities—2.59%
Argento Variable Funding Co. LLC
0.280%, due 07/12/11	78,000,000	77,993,327
0.220%, due 09/01/11	108,000,000	107,959,080
Grampian Funding LLC
0.130%, due 07/01/11	153,000,000	153,000,000
0.270%, due 07/14/11	60,000,000	59,994,150
		398,946,557
Banking-non-US—4.57%
Banque et Caisse d'Epargne de L'Etat
0.370%, due 08/12/11	136,000,000	135,941,293

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2011

	Face amount	Value
Commercial paper[1]—(continued)
Banking-non-US—(concluded)
Commonwealth Bank of Australia
0.278%, due 08/08/11[2,3]	$102,500,000	$102,512,786
Credit Suisse
0.190%, due 08/17/11	100,000,000	99,975,195
Kreditanstalt für Wiederaufbau
0.135%, due 09/09/11	100,000,000	99,973,750
Svenska Handelsbanken, Inc.
0.190%, due 08/12/11	193,000,000	192,957,218
Westpac Securities NZ Ltd.
0.284%, due 09/01/11[2,3]	71,000,000	71,000,000
		702,360,242
Banking-US—17.10%
BNP Paribas Finance
0.030%, due 07/01/11	250,000,000	250,000,000
0.130%, due 07/06/11	210,750,000	210,746,195
0.540%, due 08/03/11	60,000,000	59,970,300
Danske Corp.
0.160%, due 07/05/11	165,000,000	164,997,066
0.170%, due 07/19/11	185,000,000	184,984,275
Deutsche Bank Financial LLC
0.270%, due 07/05/11	150,000,000	149,995,500
0.200%, due 10/03/11	152,000,000	151,920,622
ING (US) Funding LLC
0.310%, due 07/25/11	137,000,000	136,971,687
0.190%, due 08/26/11	72,000,000	71,978,720
0.255%, due 09/02/11	145,000,000	144,935,294
JPMorgan Chase & Co.
0.050%, due 07/01/11	31,000,000	31,000,000
0.240%, due 07/11/11	129,000,000	128,991,400
0.150%, due 09/07/11	199,750,000	199,693,404
Natixis US Finance Co. LLC
0.360%, due 07/01/11	100,000,000	100,000,000
0.150%, due 07/06/11	150,000,000	149,996,875

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2011

	Face amount	Value
Commercial paper[1]—(concluded)
Banking-US—(concluded)
Societe Generale N.A., Inc.
0.420%, due 07/11/11	$100,000,000	$99,988,333
0.210%, due 08/01/11	67,500,000	67,487,794
0.265%, due 09/01/11	90,000,000	89,958,925
0.230%, due 09/09/11	90,000,000	89,959,750
State Street Bank & Trust Co.
0.190%, due 07/14/11	146,000,000	145,989,983
		2,629,566,123
Consumer products-non durables—1.50%
Procter & Gamble International Funding SCA
0.080%, due 07/18/11	230,000,000	229,991,311
Finance-captive automotive—1.72%
Toyota Motor Credit Corp.
0.160%, due 08/10/11	115,000,000	114,979,556
0.200%, due 08/30/11	150,000,000	149,950,000
		264,929,556
Finance-noncaptive diversified—1.14%
General Electric Capital Corp.
0.250%, due 09/01/11	175,000,000	174,924,653
Food/beverage—1.66%
Coca-Cola Co.
0.140%, due 09/01/11	145,000,000	144,965,039
0.130%, due 09/12/11	74,602,000	74,582,334
Nestle Capital Corp.
0.030%, due 07/01/11	35,000,000	35,000,000
		254,547,373
Health care—0.60%
Abbot Laboratories
0.080%, due 07/21/11	93,000,000	92,995,867
Pharmaceuticals—0.64%
Novartis Securities Investment Ltd.
0.240%, due 07/14/11	99,000,000	98,991,420
Total commercial paper (cost—$8,089,185,656)		8,089,185,656

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2011

	Face amount	Value
Short-term corporate obligations—2.11%
Banking-non-US—1.20%
Svenska Handelsbanken
0.292%, due 09/08/11[2,3]	$114,000,000	$114,000,000
Westpac Securities NZ Ltd.
0.360%, due 07/05/11[2,3]	70,500,000	70,500,000
		184,500,000
Banking-US—0.46%
JPMorgan Chase Bank N.A.
0.275%, due 09/09/11[2]	70,000,000	70,000,000
Supranational—0.45%
Inter-American Development Bank
0.030%, due 07/29/11[1]	70,000,000	69,998,367
Total short-term corporate obligations (cost—$324,498,367)		324,498,367
Repurchase agreement—0.00%
Repurchase agreement dated 06/30/11 with State Street Bank & Trust Co., 0.010% due 07/01/11, collateralized by $66,015 US Treasury Notes, 3.125% due 04/30/17; (value—$70,426); proceeds: $69,000 (cost—$69,000)	69,000	69,000
Total investments (cost—$15,376,778,887 which approximates cost for federal income tax purposes)—99.99%		15,376,778,887
Other assets in excess of liabilities—0.01%		1,886,899
Net assets (applicable to 15,379,968,230 shares of common stock outstanding equivalent to $1.00 per share)—100.00%		$15,378,665,786

For a listing of defined portfolio acronyms that are used throughout the Statement of net assets, please refer to page 92.

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase.

2  Variable or floating rate security. The interest rate shown is the current rate as of June 30, 2011 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2011

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 2.33% of net assets as of June 30, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer for the year ended June 30, 2011. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 06/30/10	Purchases during the year ended 06/30/11	Sales during the year ended 06/30/11	Value at 06/30/11	Net income earned from affiliate for the year ended 06/30/11
UBS Private Money Market Fund LLC	$—	$580,691,100	$580,691,100	$—	$1,705

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$4,104,925,964	$—	$4,104,925,964
Time deposits	—	588,100,000	—	588,100,000
Bank note	—	322,000,000	—	322,000,000
Certificates of deposit	—	1,947,999,900	—	1,947,999,900
Commercial paper	—	8,089,185,656	—	8,089,185,656
Short-term corporate obligations	—	324,498,367	—	324,498,367
Repurchase agreement	—	69,000	—	69,000
Total	$—	$15,376,778,887	$—	$15,376,778,887

UBS RMA Money Market Portfolio

Statement of net assets—June 30, 2011

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	73.8%
France	4.2
United Kingdom	4.2
Australia	3.0
Cayman Islands	2.8
Japan	2.7
Sweden	2.7
Canada	1.8
Switzerland	1.5
Bahamas	1.0
Luxembourg	0.9
Finland	0.7
Germany	0.7
Total	100.0%

Weighted average maturity—46 days

See accompanying notes to financial statements

UBS RMA U.S. Government Portfolio

Statement of net assets—June 30, 2011

	Face amount	Value
US government and agency obligations—65.48%
Federal Farm Credit Bank
0.180%, due 07/01/11[1]	$47,000,000	$47,000,000
0.116%, due 07/10/11[1]	50,000,000	49,997,404
0.146%, due 07/20/11[1]	40,000,000	39,999,112
0.010%, due 08/01/11[2]	10,000,000	9,999,914
0.020%, due 08/18/11[2]	25,000,000	24,999,333
0.020%, due 08/19/11[2]	25,000,000	24,999,320
0.270%, due 08/23/11[1]	45,000,000	45,000,000
0.270%, due 09/15/11[1]	100,000,000	100,000,000
0.270%, due 09/22/11[1]	40,000,000	40,000,000
0.250%, due 10/05/11[2]	25,000,000	24,983,333
0.290%, due 11/28/11[2]	20,000,000	19,975,833
Federal Home Loan Bank
0.180%, due 07/01/11[1]	50,000,000	50,000,000
0.190%, due 07/01/11[1]	50,000,000	50,000,000
0.280%, due 07/12/11[1]	50,000,000	50,000,000
0.136%, due 07/26/11[1]	35,000,000	34,990,639
0.050%, due 08/04/11[2]	200,000,000	199,990,556
0.280%, due 08/07/11[1]	50,000,000	50,000,000
0.070%, due 08/12/11[2]	250,000,000	249,979,583
0.300%, due 09/15/11[1]	50,000,000	50,000,000
0.280%, due 09/29/11[1]	50,000,000	50,000,000
0.050%, due 10/05/11[2]	75,000,000	74,990,000
0.100%, due 10/06/11[2]	50,000,000	49,986,528
0.050%, due 10/07/11[2]	75,000,000	74,989,792
0.100%, due 10/12/11[2]	50,000,000	49,985,695
0.300%, due 11/08/11	25,000,000	24,999,555
0.285%, due 11/18/11	12,925,000	12,922,595
0.260%, due 11/23/11	50,000,000	49,993,247
1.375%, due 06/08/12	55,000,000	55,571,275
Federal Home Loan Mortgage Corp.*
0.140%, due 07/06/11[1]	35,000,000	34,973,773

UBS RMA U.S. Government Portfolio

Statement of net assets—June 30, 2011

	Face amount	Value
US government and agency obligations—(concluded)
Federal National Mortgage Association*
0.140%, due 08/01/11[2]	$100,000,000	$99,987,944
0.130%, due 09/26/11[2]	100,000,000	99,968,583
0.150%, due 01/17/12[2]	50,000,000	49,958,333
US Treasury Bills
0.020%, due 09/29/11[2]	75,000,000	74,996,250
0.025%, due 09/29/11[2]	75,000,000	74,995,313
US Treasury Notes
4.875%, due 07/31/11	25,000,000	25,095,434
1.000%, due 08/31/11	30,000,000	30,041,816
1.000%, due 09/30/11	50,000,000	50,099,033
4.625%, due 10/31/11	103,000,000	104,503,030
1.750%, due 11/15/11	40,000,000	40,222,915
0.750%, due 11/30/11	50,000,000	50,136,452
4.500%, due 03/31/12	20,000,000	20,642,203
0.750%, due 05/31/12	25,000,000	25,122,594
Total US government and agency obligations (cost—$2,386,097,387)		2,386,097,387
Repurchase agreements—34.47%
Repurchase agreement dated 06/30/11 with Deutsche Bank Securities, Inc., 0.005% due 07/01/11, collateralized by $228,435,400 US Treasury Inflation Index Bonds, 2.375% to 2.500% due 01/15/25 to 01/15/29 and $123,885,900 US Treasury Inflation Index Notes, 1.875% due 07/15/19; (value—$439,722,073); proceeds: $431,100,060	431,100,000	431,100,000
Repurchase agreement dated 06/30/11 with Goldman Sachs & Co., 0.003% due 07/01/11, collateralized by $43,594,500 US Treasury Bills, zero coupon due 05/31/12, $184,168,900 US Treasury Bonds, 4.500% to 7.500% due 11/15/16 to 08/15/39 and $460,778,042 US Treasury Notes, 1.750% to 4.750% due 11/15/11 to 04/30/17; (value—$739,500,077); proceeds: $725,000,050	725,000,000	725,000,000

UBS RMA U.S. Government Portfolio

Statement of net assets—June 30, 2011

	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 06/30/11 with Morgan Stanley & Co., 0.000% due 07/01/11, collateralized by $95,837,641 US Treasury Bond Interest Strips, zero coupon due 02/15/23 to 11/15/24 and $149,011,800 US Treasury Bond Principal Strips, zero coupon due 02/15/36 to 05/15/38; (value—$102,000,008); proceeds: $100,000,000	$100,000,000	$100,000,000
Repurchase agreement dated 06/30/11 with State Street Bank & Trust Co., 0.010% due 07/01/11, collateralized by $3,827 US Treasury Notes, 3.125% due 04/30/17; (value—$4,083); proceeds: $4,000	4,000	4,000
Total repurchase agreements (cost—$1,256,104,000)		1,256,104,000
Total investments (cost—$3,642,201,387 which approximates cost for federal income tax purposes)—99.95%		3,642,201,387
Other assets in excess of liabilities—0.05%		1,694,791
Net assets (applicable to 3,644,431,331 shares of common stock outstanding equivalent to $1.00 per share)—100.00%		$3,643,896,178

For a listing of defined portfolio acronyms that are used throughout the Statement of net assets, please refer to page 92.

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Variable or floating rate security. The interest rate shown is the current rate as of June 30, 2011 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

2  Rates shown are the discount rates at date of purchase.

UBS RMA U.S. Government Portfolio

Statement of net assets—June 30, 2011

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$2,386,097,387	$—	$2,386,097,387
Repurchase agreements	—	1,256,104,000	—	1,256,104,000
Total	$—	$3,642,201,387	$—	$3,642,201,387

Weighted average maturity—53 days

See accompanying notes to financial statements

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—91.97%
Alabama—0.22%
Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue (Infirmary Health System, Inc.), Series B, 0.060%, VRD	$9,200,000	$9,200,000
Alaska—0.85%
Alaska International Airports Revenue Refunding (System), Series A, 0.040%, VRD	7,000,000	7,000,000
Anchorage Tax Anticipation Notes, 1.500%, due 12/29/11	20,000,000	20,118,534
Valdez Marine Terminal Revenue Refunding (ExxonMobil Pipeline Co. Project), Series B, 0.020%, VRD	7,600,000	7,600,000
		34,718,534
Arizona—1.72%
Apache County Industrial Development Authority (Tucson Electric Power Co.-Springerville Project), Series C, 0.060%, VRD	39,100,000	39,100,000
Pima County Industrial Development Authority (Tucson Electric Power Co.-Irvington Project), Series A, 0.070%, VRD	8,200,000	8,200,000
Salt River Project Agricultural Improvement & Power District Electric Systems Revenue (JP Morgan Chase PUTTERs), Series 3030, 0.090%, VRD[1,2]	6,460,000	6,460,000
Series 3242, 0.090%, VRD[1,2]	5,695,000	5,695,000
Yavapai County Industrial Development Authority Revenue (Skanon Investments-Drake Project), Series A, 0.090%, VRD	11,000,000	11,000,000
		70,455,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
California—4.10%
California Health Facilities Financing Authority Revenue (Adventist Health Systems), Series A, 0.050%, VRD	$5,000,000	$5,000,000
California Health Facilities Financing Authority Revenue (Scripps Health), Series B, 0.050%, VRD	1,475,000	1,475,000
California Housing Finance Agency Revenue (Home Mortgage), Series M, 0.070%, VRD[3]	12,715,000	12,715,000
California Infrastructure & Economic Development Bank Revenue (Jewish Community Center), Series A, 0.050%, VRD	7,070,000	7,070,000
California Infrastructure & Economic Development Bank Revenue (Rand Corp), Series B, 0.050%, VRD	8,650,000	8,650,000
California Infrastructure & Economic Development Bank Revenue (Santa Barbara Performing Arts), 0.080%, VRD	18,955,000	18,955,000
California Municipal Finance Authority Revenue (Chevron USA - Recovery Zone Bonds), Series B, 0.020%, VRD	1,000,000	1,000,000
California State Economic Recovery, Series C-3, 0.030%, VRD	2,900,000	2,900,000
Series C-5, 0.030%, VRD	500,000	500,000
California Statewide Communities Development Authority (Robert Louis Stevenson), 0.060%, VRD	6,000,000	6,000,000
East Bay Municipal Utility District Water System Revenue Refunding, Subseries A-2 (Mandatory Put 03/01/12 @ 100), 0.140%, VRD	5,905,000	5,905,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
Los Angeles County Tax & Revenue Anticipation Notes, Series A, 2.500%, due 02/29/12	$11,000,000	$11,158,180
Metropolitan Water District Southern California Waterworks Revenue Refunding, Series A-2, 0.040%, VRD	2,690,000	2,690,000
Murrieta Valley Unified School District Certificates of Participation (School Facilities Bridge Funding Program), 0.070%, VRD	2,000,000	2,000,000
San Diego County & School District Note Participations Tax & Revenue Anticipation Notes, Series A, 2.000%, due 06/29/12	3,000,000	3,051,750
San Diego County Regional Transportation Commission Sales Tax Revenue (Limited Tax), Series A, 0.060%, VRD	5,000	5,000
Santa Clara Electrical Revenue, Subseries B, 0.060%, VRD	8,500,000	8,500,000
Santa Clara Valley Transportation Authority Sales Tax Revenue Refunding, Series C, 0.050%, VRD	1,125,000	1,125,000
Ventura County Tax & Revenue Anticipation Notes, 2.250%, due 06/29/12	67,000,000	68,311,860
Whittier Health Facilities Revenue (Presbyterian Intercommunity), Series A, 0.040%, VRD	1,600,000	1,600,000
		168,611,790
Colorado—2.45%
Aurora Water Improvement Revenue (JP Morgan PUTTERs, Series 2010) (AMBAC Insured), 0.120%, VRD[1,2]	16,690,000	16,690,000
Colorado Educational & Cultural Facilities Authority Revenue (National Jewish Federation Board Program), Series A-9, 0.060%, VRD	4,205,000	4,205,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Colorado—(concluded)
Colorado Educational & Cultural Facilities Authority Revenue (National Jewish Federation Board Program) (concluded), Series C-7, 0.050%, VRD	$4,950,000	$4,950,000
Colorado Health Facilities Authority Revenue (Adventist Health - Sunbelt), Series B, 0.060%, VRD	10,000,000	10,000,000
Colorado Health Facilities Authority Revenue Refunding (The Evangelical), 0.080%, VRD	2,530,000	2,530,000
Colorado Housing & Finance Authority (Single Family), Class I, Series C-3, 0.080%, VRD[3]	4,000,000	4,000,000
Colorado Housing & Finance Authority Single Family Mortgage Revenue, Class I, Series A-3, 0.070%, VRD[3]	6,500,000	6,500,000
Denver City & County Certificates of Participation Refunding, Series A1, 0.030%, VRD	12,885,000	12,885,000
Series A2, 0.030%, VRD	5,800,000	5,800,000
Series A3, 0.030%, VRD	5,300,000	5,300,000
El Paso County Revenue (YMCA Pikes Peak Region Project), 0.080%, VRD	10,845,000	10,845,000
University of Colorado Hospital Authority Revenue, Series A, 0.080%, VRD	16,965,000	16,965,000
		100,670,000
Connecticut—0.29%
Connecticut State Health & Educational Facilities Authority Revenue (Yale University), Series V-2, 0.020%, VRD	1,000,000	1,000,000
Series Y-2, 0.020%, VRD	2,500,000	2,500,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Connecticut—(concluded)
Hartford County Metropolitan District Bond Anticipation Notes, 2.000%, due 10/05/11	$8,500,000	$8,536,970
		12,036,970
Delaware—0.37%
Delaware State Economic Development Authority Revenue (Peninsula United Methodist Homes, Inc.), Series B, 0.040%, VRD	15,100,000	15,100,000
District of Columbia—0.88%
District of Columbia Revenue (George Washington University), Series C, 0.090%, VRD	9,025,000	9,025,000
District of Columbia Revenue (German Marshall Fund of United States), 0.090%, VRD	8,000,000	8,000,000
District of Columbia Tax & Revenue Anticipation Notes, 2.000%, due 09/30/11	17,000,000	17,068,386
District of Columbia University Revenue Refunding (Georgetown University), Series B, 0.060%, VRD	2,000,000	2,000,000
		36,093,386
Florida—4.77%
Florida Housing Finance Agency (Multi-Family Housing Country Club), Series PP (FHLMC Insured), 0.090%, VRD	8,000,000	8,000,000
Florida State Board of Education (Public Education Capital Outlay Bonds), Series E (Bank of America Austin Certificates, Series 2008-1059), 0.150%, VRD[1,2]	8,335,000	8,335,000
Gainesville Utilities System Revenue, Series B, 0.070%, VRD	2,335,000	2,335,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Florida—(concluded)
Hillsborough County School Board Certificates of Participation (Master Lease Program), Series A (NATL-RE Insured), 0.030%, VRD	$43,990,000	$43,990,000
Series C (NATL-RE Insured), 0.030%, VRD	35,210,000	35,210,000
Jacksonville Health Facilities Authority Hospital Revenue Refunding (Baptist Medical), Series D, 0.030%, VRD	2,860,000	2,860,000
JEA Electric System Revenue, Series Three C-3, 0.080%, VRD	19,545,000	19,545,000
JEA Water & Sewer System Revenue, Subseries B-1, 0.070%, VRD	18,480,000	18,480,000
Orange County Health Facilities Authority Revenue (Hospital-Orlando Regional), Series E, 0.100%, VRD	4,500,000	4,500,000
Orange County Housing Finance Authority Housing Revenue Refunding (Highland Pointe Apartments), Series J (FNMA Insured), 0.090%, VRD	7,455,000	7,455,000
Orange County School Board Certificates of Participation, Series E, 0.030%, VRD	20,645,000	20,645,000
Orlando Utilities Commission Utility System Revenue, Series 2, 0.060%, VRD	5,000,000	5,000,000
Polk County Industrial Development Authority Health Care Facilities Revenue Refunding (Winter Haven Hospital), Series B, 0.080%, VRD	9,750,000	9,750,000
Series C, 0.080%, VRD	9,930,000	9,930,000
		196,035,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Georgia—3.48%
Atlanta Tax Allocation (Westside Project), Series A, 0.080%, VRD	$18,695,000	$18,695,000
Atlanta Water & Wastewater Revenue, 0.080%, VRD	30,745,000	30,745,000
Cobb County Tax Anticipation Notes, 1.250%, due 12/30/11	14,000,000	14,066,077
De Kalb County Development Authority Revenue (Atlanta Jewish Community Center), 0.080%, VRD	3,565,000	3,565,000
Gainesville & Hall County Hospital Authority Revenue Certificates of Participation (Northeast Georgia Health System), Series A, 0.030%, VRD	17,920,000	17,920,000
Macon-Bibb County Hospital Authority Revenue Anticipation Certificates (Medical Center Control), 0.110%, VRD	4,500,000	4,500,000
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Series B, 0.060%, VRD	14,600,000	14,600,000
Private Colleges & Universities Authority Revenue (Emory University), Series B-2, 0.040%, VRD	12,000,000	12,000,000
Series C-3, 0.040%, VRD	6,700,000	6,700,000
Series C-4, 0.040%, VRD	9,275,000	9,275,000
Private Colleges & Universities Authority Revenue Refunding (Mercer University), Series C, 0.090%, VRD	8,535,000	8,535,000
Thomasville Hospital Authority Revenue Anticipation Certificates (John Archbold), Series A, 0.100%, VRD	2,550,000	2,550,000
		143,151,077

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Idaho—0.81%
Idaho Health Facilities Authority Revenue (St. Lukes Health System Project), Series B, 0.080%, VRD	$13,000,000	$13,000,000
Idaho Tax Anticipation Notes, 2.000%, due 06/29/12	20,000,000	20,345,000
		33,345,000
Illinois—8.60%
Chicago Board of Education Refunding (Dedicated Revenue), Series A, 0.050%, VRD	800,000	800,000
Series A-1, 0.030%, VRD	5,400,000	5,400,000
Series B, 0.050%, VRD	2,235,000	2,235,000
Chicago Board of Education Refunding, Series B, 0.050%, VRD	26,200,000	26,200,000
Chicago (Neighborhoods Alive 21), Series B, 0.050%, VRD	11,635,000	11,635,000
Chicago O'Hare International Airport Revenue (Second Lien), Series C, 0.090%, VRD	38,800,000	38,800,000
Chicago (Project), Series B-2, 0.050%, VRD	7,000,000	7,000,000
Chicago Sales Tax Revenue Refunding, 0.050%, VRD	44,600,000	44,600,000
Chicago Wastewater Transmission Revenue Refunding, Subseries C-1, 0.040%, VRD	21,100,000	21,100,000
Subseries C-2, 0.040%, VRD	39,950,000	39,950,000
Subseries C-3, 0.040%, VRD	12,100,000	12,100,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(continued)
Chicago Water Revenue (Second Lien), Subseries 2000-2, 0.050%, VRD	$7,000,000	$7,000,000
Cook County (Capital Improvement), Series B, 0.090%, VRD	10,000,000	10,000,000
Cook County School District No. 036 Winnetka (Morgan Stanley Floater Certificates), Series 1919, 0.080%, VRD[1,2]	9,695,000	9,695,000
Illinois Development Finance Authority Revenue (Chicago Symphony Orchestra), 0.060%, VRD	16,000,000	16,000,000
Illinois Development Finance Authority Revenue (Francis W. Parker School Project), 0.100%, VRD	19,600,000	19,600,000
Illinois Development Finance Authority Revenue (Lyric Opera Chicago Project), 0.080%, VRD	13,000,000	13,000,000
Illinois Finance Authority Revenue (Advocate Health Care), Subseries C2A, 0.070%, VRD	13,260,000	13,260,000
Illinois Finance Authority Revenue (Cristo Rey Jesuit School Project), 0.110%, VRD	8,300,000	8,300,000
Illinois Finance Authority Revenue (Methodist Medical Center), Series B, 0.060%, VRD	4,000,000	4,000,000
Illinois Finance Authority Revenue (Rehabilitation Institute of Chicago), Series C, 0.060%, VRD	8,860,000	8,860,000
Illinois Finance Authority Revenue (Rush University Medical Center), Series A, 0.060%, VRD	9,700,000	9,700,000
Illinois Finance Authority Revenue (Wesleyan University), 0.060%, VRD	8,585,000	8,585,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Illinois Finance Authority Revenue Refunding (University of Chicago), Series C, 0.050%, VRD	$7,800,000	$7,800,000
Lombard Revenue (National University Health Sciences Project), 0.100%, VRD	7,735,000	7,735,000
		353,355,000
Indiana—1.83%
Indiana Development Finance Authority Revenue (Educational Facilities-Culver Educational), 0.090%, VRD	8,300,000	8,300,000
Indiana Development Finance Authority Revenue (Educational Facilities-Eiteljorg Museum), 0.080%, VRD	9,400,000	9,400,000
Indiana Finance Authority Environmental Revenue Refunding (Duke Energy Industrial Project), Series A-1, 0.120%, VRD[3]	6,000,000	6,000,000
Indiana Finance Authority Hospital Revenue (Indiana University Health, Inc.), Series A, 0.050%, VRD	7,000,000	7,000,000
Series D, 0.050%, VRD	3,500,000	3,500,000
Indiana State Finance Authority Revenue Refunding (Trinity Health), Series D-1, 0.060%, VRD	20,635,000	20,635,000
Series D-2, 0.060%, VRD	5,865,000	5,865,000
Indianapolis Multi-Family Housing Revenue (Capital Place-Covington) (FNMA Insured), 0.070%, VRD	10,600,000	10,600,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Indiana—(concluded)
Lawrenceburg Pollution Control Revenue Refunding (Indiana Michigan Power Co. Project), Series H, 0.080%, VRD	$4,000,000	$4,000,000
		75,300,000
Iowa—0.11%
Iowa Finance Authority Private College Revenue Facilities (Morningside College Project), 0.070%, VRD	4,500,000	4,500,000
Kansas—1.25%
Kansas State Department of Transportation Highway Revenue Refunding, Series B-1, 0.030%, VRD	34,350,000	34,350,000
Series B-2, 0.030%, VRD	5,800,000	5,800,000
Mission Multi-Family Revenue Refunding (Housing Silverwood Apartment Project) (FNMA Insured), 0.090%, VRD	11,000,000	11,000,000
		51,150,000
Kentucky—2.31%
Boone County Pollution Control Revenue Refunding (Duke Energy, Inc. Project), Series A, 0.060%, VRD	2,000,000	2,000,000
Boyle County Hospital Revenue (Ephraim McDowell Health Project), 0.090%, VRD	6,800,000	6,800,000
Breckinridge County Lease Program Revenue (Kentucky Association Leasing Trust), Series A, 0.040%, VRD	13,520,000	13,520,000
Christian County Association of Leasing Trust Lease Program, Series A, 0.040%, VRD	9,130,000	9,130,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Kentucky—(concluded)
Christian County Association of Leasing Trust Lease Program (concluded), Series B, 0.040%, VRD	$27,630,000	$27,630,000
Jeffersontown Lease Program Revenue (Kentucky League of Cities Funding Trust), 0.080%, VRD	1,330,000	1,330,000
Shelby County Lease Revenue, Series A, 0.040%, VRD	20,460,000	20,460,000
Trimble County Association of Counties Leasing Trust Lease Program Revenue, Series A, 0.040%, VRD	11,500,000	11,500,000
Williamstown League of Cities Funding Trust Lease Revenue, Series B, 0.110%, VRD	2,480,000	2,480,000
		94,850,000
Louisiana—0.18%
East Baton Rouge Parish Sales Tax Revenue Refunding (Road & Street Improvement), Series A, 0.080%, VRD	5,000,000	5,000,000
Louisiana Public Facilities Authority Revenue Refunding (Christus Health), Series B2, 0.060%, VRD	2,500,000	2,500,000
		7,500,000
Maryland—2.47%
Maryland State Health & Higher Educational Facilities Authority Revenue (Anne Arundel Health Care Services), Series B, 0.080%, VRD	7,000,000	7,000,000
Maryland State Health & Higher Educational Facilities Authority Revenue (DeMatha Catholic High School), 0.090%, VRD	8,950,000	8,950,000
Maryland State Health & Higher Educational Facilities Authority Revenue (Johns Hopkins University), Series B, 0.040%, VRD	21,485,000	21,485,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Maryland—(concluded)
Maryland State Health & Higher Educational Facilities Authority Revenue (Stevenson University), 0.070%, VRD	$1,975,000	$1,975,000
Maryland State Health & Higher Educational Facilities Authority Revenue (Suburban Hospital), 0.080%, VRD	15,340,000	15,340,000
Maryland State & Local Facilities Loan, Series A, 5.000%, due 08/01/11	6,000,000	6,024,090
Montgomery County Housing Opportunities Commission Multi-Family Revenue, (Canterbury Apartments), Series A (FNMA Insured), 0.070%, VRD	4,500,000	4,500,000
Washington Suburban Sanitation District Bond Anticipation Notes, Series A, 0.130%, VRD	20,355,000	20,355,000
Series A-7, 0.130%, VRD	11,100,000	11,100,000
Series A-9, 0.140%, VRD	4,650,000	4,650,000
		101,379,090
Massachusetts—1.82%
Massachusetts Development Finance Agency Revenue (Boston University), Series U-6E, 0.060%, VRD	10,700,000	10,700,000
Massachusetts Development Finance Agency Revenue Refunding (Higher Education Smith College), 0.060%, VRD	8,526,000	8,526,000
Massachusetts Health & Educational Facilities Authority Revenue (Harvard University), Series R, 0.020%, VRD	15,865,000	15,865,000
Massachusetts Health & Educational Facilities Authority Revenue (Partners Healthcare System), Series F3, 0.080%, VRD	3,080,000	3,080,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Massachusetts—(concluded)
Massachusetts State Department of Transportation Metropolitan Highway System Revenue (Senior), Series A-1, 0.070%, VRD	$24,500,000	$24,500,000
University of Massachusetts Building Authority Revenue Refunding, Series 1, 0.050%, VRD	12,000,000	12,000,000
		74,671,000
Michigan—2.43%
Grand Valley State University Revenue Refunding, Series B, 0.050%, VRD	7,500,000	7,500,000
Green Lake Township Economic Development Corp. Revenue Refunding (Interlochen Center Project), 0.040%, VRD	2,800,000	2,800,000
Michigan State Hospital Finance Authority Revenue (Trinity Health Credit), Series E, 0.050%, VRD	7,880,000	7,880,000
Series F, 0.060%, VRD	4,955,000	4,955,000
Michigan State Housing Development Authority, Series B, 0.080%, VRD[3]	19,400,000	19,400,000
Series D, 0.080%, VRD	7,100,000	7,100,000
Michigan State Strategic Fund Limited Obligation Revenue (Consumers Energy Co.), 0.060%, VRD	10,000,000	10,000,000
Michigan State Strategic Fund Limited Obligation Revenue (Greenpath, Inc., Project), Series A, 0.100%, VRD	6,000,000	6,000,000
University of Michigan Revenues (Hospital), Series A, 0.030%, VRD	1,410,000	1,410,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Michigan—(concluded)
University of Michigan Revenues (Hospital) (concluded), Series B, 0.050%, VRD	$21,185,000	$21,185,000
University of Michigan University Revenues Refunding (Hospital), Series A-2, 0.030%, VRD	11,700,000	11,700,000
		99,930,000
Minnesota—0.22%
Midwest Consortium of Municipal Utilities Revenue (Draw Down-Association Financing Program), Series B, 0.080%, VRD	8,865,000	8,865,000
Mississippi—2.78%
Mississippi Business Finance Corp. Gulf Opportunity Zone (Chevron USA, Inc. Project), Series A, 0.020%, VRD	15,000,000	15,000,000
0.040%, VRD	5,000,000	5,000,000
Series D, 0.040%, VRD	20,000,000	20,000,000
Series E, 0.040%, VRD	2,500,000	2,500,000
Series G, 0.030%, VRD	44,305,000	44,305,000
Series I, 0.020%, VRD	6,500,000	6,500,000
Series J, 0.040%, VRD	5,000,000	5,000,000
Series L, 0.030%, VRD	1,700,000	1,700,000
Mississippi Business Finance Corp. Revenue (Drury Inns, Inc., Project), Series A, 0.080%, VRD	12,985,000	12,985,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Mississippi—(concluded)
Mississippi Development Bank Special Obligation (Jackson County Industrial Water System Project), 0.030%, VRD	$1,100,000	$1,100,000
		114,090,000
Missouri—4.34%
Curators University of Missouri Systems Facilities Revenue, Series B, 0.030%, VRD	1,100,000	1,100,000
Missouri Health & Educational Facilities Authority Educational Facilities Revenue (Ascension Healthcare), Series C-1, 0.060%, VRD	7,000,000	7,000,000
Missouri Health & Educational Facilities Authority Educational Facilities Revenue (Washington University), Series A, 0.070%, VRD	12,700,000	12,700,000
Series B, 0.030%, VRD	5,800,000	5,800,000
Series C, 0.030%, VRD	43,200,000	43,200,000
Series D, 0.030%, VRD	23,200,000	23,200,000
Missouri Health & Educational Facilities Authority Health Facilities Revenue (BJC Health System), Series A, 0.060%, VRD	20,200,000	20,200,000
Series C, 0.050%, VRD	6,000,000	6,000,000
Series E, 0.050%, VRD	17,200,000	17,200,000
Missouri Health & Educational Facilities Authority Revenue (Ascension Healthcare), Series C-3, 0.060%, VRD	13,000,000	13,000,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Missouri—(concluded)
St. Joseph Industrial Development Authority Health Facilities Revenue (Heartland Regional Medical Center), Series A, 0.060%, VRD	$13,800,000	$13,800,000
St. Louis General Fund Revenue Tax & Revenue Anticipation Notes, 2.000%, due 06/29/12	5,000,000	5,078,900
University of Missouri University Revenues (Systems Facilities), Series B, 0.030%, VRD	9,900,000	9,900,000
		178,178,900
Montana—0.28%
Forsyth Pollution Control Revenue Refunding (PacifiCorp Project), 0.050%, VRD	6,300,000	6,300,000
Montana Facility Finance Authority Revenue (Sisters of Charity Health Systems), 0.100%, VRD	5,200,000	5,200,000
		11,500,000
Nebraska—0.23%
Douglas County Hospital Authority No. 002 Revenue Refunding (Health Facilities for Childrens), Series A, 0.070%, VRD	9,500,000	9,500,000
New Hampshire—0.99%
New Hampshire Health & Education Facilities Authority Revenue (Barclays Capital Municipal Trust Receipts Series 7WJ), 0.100%, VRD[1,2]	8,825,000	8,825,000
New Hampshire Health & Education Facilities Authority Revenue (Dartmouth College), Series A, 0.030%, VRD	19,140,000	19,140,000
Series B, 0.030%, VRD	12,830,000	12,830,000
		40,795,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
New Jersey—0.38%
Franklin Lakes Bond Anticipation Notes, 1.000%, due 10/27/11	$1,000,000	$1,001,770
Montclair Township Bond Anticipation Notes & Water Utilities, 1.500%, due 03/09/12	6,832,000	6,862,754
New Jersey Economic Development Authority Economic Development Revenue (Diocese of Metuchen Project), 0.120%, VRD	1,000,000	1,000,000
New Jersey Economic Development Authority Revenue (Presbyterian Homes Assisted), Series B, 0.060%, VRD	1,965,000	1,965,000
New Jersey Health Care Facilities Financing Authority Revenue (Virtua Health), Series D, 0.060%, VRD	2,700,000	2,700,000
Ringwood Borough Bond Anticipation Notes, 1.500%, due 11/04/11	2,126,980	2,132,076
		15,661,600
New Mexico—0.29%
Bernalillo County Tax & Revenue Anticipation Notes, 1.500%, due 12/15/11	12,000,000	12,060,120
New York—5.15%
Erie County Fiscal Stability Authority Bond Anticipation Notes, 1.250%, due 07/29/11	12,815,000	12,823,536
Metropolitan Transportation Authority Dedicated Tax Fund Refunding, Subseries B-1, 0.060%, VRD	8,455,000	8,455,000
New York City Housing Development Corp. Multi-Family Mortgage Revenue (Elliott Chelsea Development), Series A, 0.060%, VRD	4,800,000	4,800,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
New York—(continued)
New York City Housing Development Corp. Multi-Family Mortgage Revenue (The Crest), Series A, 0.130%, VRD	$3,800,000	$3,800,000
0.140%, VRD	30,600,000	30,600,000
New York City Housing Development Corp. Multi-Family Rental Housing Revenue (Queenswood Apartments), Series A (FHLMC Insured), 0.060%, VRD	2,565,000	2,565,000
New York City Housing Development Corp. Multi-Family Rental Housing Revenue (Royal Properties), Series A (FNMA Insured), 0.060%, VRD	7,700,000	7,700,000
New York City Housing Development Corp. Multi-Family Revenue Mortgage (Marseilles Apartments), Series A, 0.060%, VRD	2,090,000	2,090,000
New York City Industrial Development Agency Civic Facility Revenue (Abraham Joshua Heschel Project), 0.070%, VRD	5,895,000	5,895,000
New York City Industrial Development Agency Civic Facility Revenue (Lycee Francais de New York Project), Series B, 0.060%, VRD	2,500,000	2,500,000
New York City Industrial Development Agency Civic Facility Revenue Refunding & Improvement (Touro College), 0.080%, VRD	1,480,000	1,480,000
New York City Municipal Finance Authority Water & Sewer Systems Revenue (Second General Fiscal 2008), Series BB-5, 0.020%, VRD	2,800,000	2,800,000
New York City, Subseries B-3, 0.050%, VRD	11,345,000	11,345,000
Subseries H-4, 0.030%, VRD	4,240,000	4,240,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
New York—(continued)
New York City (concluded), Subseries L-6, 0.020%, VRD	$9,190,000	$9,190,000
New York City Transitional Finance Authority (New York City Recovery), Series 3, Subseries 3-F, 0.030%, VRD	2,015,000	2,015,000
New York City Trust for Cultural Resources Revenue Refunding (Lincoln Center), Series A-2, 0.030%, VRD	2,700,000	2,700,000
New York State Dormitory Authority Revenue Non-State Supported Debt (Local Secured), Series A, 0.070%, VRD	10,425,000	10,425,000
New York State Dormitory Authority Revenue Non-State Supported Debt (St. John's University), Series B-1, 0.070%, VRD	5,000,000	5,000,000
Series B-2, 0.040%, VRD	3,700,000	3,700,000
New York State Dormitory Authority Revenue State Supported Debt (University of Rochester), Series B, 0.030%, VRD	2,745,000	2,745,000
New York State Housing Finance Agency Affordable Housing Revenue (Housing Bowery Place I), Series A (FHLMC Insured), 0.050%, VRD	2,300,000	2,300,000
New York State Housing Finance Agency Revenue (20 River Terrace Housing), Series A (FNMA Insured), 0.070%, VRD	4,700,000	4,700,000
New York State Housing Finance Agency Revenue (316 11th Avenue Housing), Series A (FNMA Insured), 0.070%, VRD	8,100,000	8,100,000
New York State Housing Finance Agency Revenue (Baisley Park Gardens), Series A, 0.100%, VRD	4,000,000	4,000,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
New York State Housing Finance Agency Revenue (Normandie Court I Project), 0.090%, VRD	$2,700,000	$2,700,000
0.110%, VRD	20,000,000	20,000,000
New York State Housing Finance Agency Revenue (West 37th Street Housing), Series A, 0.070%, VRD	4,100,000	4,100,000
Series B, 0.070%, VRD	4,800,000	4,800,000
Oyster Bay Bond Anticipation Notes, 1.250%, due 11/18/11	9,000,000	9,029,215
Suffolk County Tax Anticipation Notes, 1.500%, due 08/11/11	9,000,000	9,010,386
1.500%, due 09/13/11	1,000,000	1,002,260
2.000%, due 09/13/11	5,000,000	5,016,349
		211,626,746
North Carolina—6.56%
Charlotte Water & Sewer System Revenue Refunding, Series C, 0.060%, VRD	44,165,000	44,165,000
Charlotte Water & Sewer System Revenue, Series B, 0.080%, VRD	52,760,000	52,760,000
Guilford County, Series B, 0.070%, VRD	3,345,000	3,345,000
Mecklenburg County, Series A, 0.080%, VRD	6,200,000	6,200,000
Series B, 0.060%, VRD	13,900,000	13,900,000
0.080%, VRD	33,925,000	33,925,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
North Carolina—(concluded)
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue (Wake Forest University), Series B, 0.060%, VRD	$17,305,000	$17,305,000
North Carolina Educational Facilities Finance Agency Revenue (Duke University Project), Series A, 0.040%, VRD	4,850,000	4,850,000
Series B, 0.030%, VRD	5,785,000	5,785,000
North Carolina Medical Care Commission Health Care Facilities Revenue (First Health Carolinas), Series A, 0.080%, VRD	16,560,000	16,560,000
North Carolina (Public Improvement), Series D, 0.060%, VRD	11,100,000	11,100,000
Series F, 0.090%, VRD	15,000,000	15,000,000
Union County, Series A, 0.060%, VRD	5,500,000	5,500,000
University of North Carolina Hospital Chapel Hill Revenue Refunding, Series A, 0.060%, VRD	11,360,000	11,360,000
University of North Carolina Hospital Chapel Hill Revenue, Series B, 0.040%, VRD	9,330,000	9,330,000
Wake County (Public Improvement), Series B, 0.060%, VRD	9,550,000	9,550,000
Winston-Salem Limited Obligations, Series B, 0.090%, VRD	9,000,000	9,000,000
		269,635,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Ohio—3.13%
Butler County Capital Funding Revenue (CCAO Low Cost Capital), Series A, 0.090%, VRD	$6,030,000	$6,030,000
Columbus Sewer Revenue, Series B, 0.050%, VRD	3,060,000	3,060,000
Cuyahoga County Housing Revenue (Euclid Avenue Housing Corp.), Series A, 0.080%, VRD	5,000,000	5,000,000
Franklin County Hospital Revenue Refunding (US Health Corp.), Series B, 0.060%, VRD	1,865,000	1,865,000
Hamilton County Hospital Facilities Revenue (Children's Hospital Medical Center), Series M, 0.070%, VRD	6,450,000	6,450,000
Ohio (Common Schools), Series A, 0.050%, VRD	4,265,000	4,265,000
Series B, 0.050%, VRD	3,670,000	3,670,000
0.060%, VRD	31,620,000	31,620,000
Series D, 0.040%, VRD	32,700,000	32,700,000
Ohio Educational Facilities Communication Revenue Hospital (JP Morgan Chase PUTTERs, Series 3139), 0.090%, VRD[1,2]	6,225,000	6,225,000
Ohio Higher Educational Facilities Revenue (Oberlin College Project), 0.060%, VRD	14,900,000	14,900,000
Ohio State University General Receipts, 0.030%, VRD	9,100,000	9,100,000
Series B, 0.050%, VRD	3,825,000	3,825,000
		128,710,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Oregon—0.29%
Oregon State Facilities Authority Revenue (Oregon Episcopal School Projects), Series A, 0.090%, VRD	$8,875,000	$8,875,000
Salem Hospital Facility Authority Revenue (Salem Hospital Project), Series B, 0.060%, VRD	3,000,000	3,000,000
		11,875,000
Pennsylvania—5.38%
Allegheny County Higher Education Building Authority University Revenue (Carnegie Mellon University), 0.040%, VRD	18,675,000	18,675,000
Allegheny County Hospital Development Authority Revenue (University of Pittsburgh Medical Center), Series B-1, 0.060%, VRD	15,000,000	15,000,000
Allegheny County Industrial Development Authority Health & Housing Facilities Revenue Refunding (Longwood), Series B1, 0.040%, VRD	14,855,000	14,855,000
Allegheny County Industrial Development Authority Revenue (Watson Institute of Friendship), 0.100%, VRD	3,750,000	3,750,000
Beaver County Industrial Development Authority Pollution Control Revenue Refunding (Firstenergy Generation), 0.030%, VRD	9,200,000	9,200,000
Butler County General Authority Revenue (New Castle Area School District), 0.100%, VRD	4,625,000	4,625,000
Emmaus General Authority Revenue, Subseries H-19, 0.110%, VRD	20,000,000	20,000,000
Montgomery County, Series A, 0.040%, VRD	7,495,000	7,495,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Pennsylvania—(concluded)
Pennsylvania Higher Educational Facilties Authority Revenue (Drexel University), Series B, 0.070%, VRD	$10,535,000	$10,535,000
Pennsylvania Housing Finance Agency (Single Family Mortgage), Series 83C, 0.070%, VRD[3]	15,000,000	15,000,000
Series 87B, 0.070%, VRD[3]	8,900,000	8,900,000
Pennsylvania State University Refunding, Series B (Mandatory Put 06/01/12 @100), 0.300%, VRD	10,000,000	10,000,000
Philadelphia Authority for Industrial Development Revenue Refunding, Series B, 0.060%, VRD	9,000,000	9,000,000
Series B-2, 0.080%, VRD	10,000,000	10,000,000
Pittsburgh Water & Sewer Authority Water & Sewer Systems Revenue (1st Lien), Series B2, 0.070%, VRD	26,700,000	26,700,000
University of Pittsburgh of the Commonwealth Systems of Higher Education Notes, 2.000%, due 06/18/12	24,000,000	24,387,229
Washington County Authority Revenue Refunding (University of Pennsylvania), 0.050%, VRD	9,310,000	9,310,000
Washington County Hospital Authority Revenue (Monongahela Valley Hospital Project), Series B, 0.080%, VRD	3,395,000	3,395,000
		220,827,229

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Rhode Island—0.05%
Rhode Island Industrial Facilities Corp. Marine Terminal Revenue Refunding (ExxonMobil Project), 0.020%, VRD	$2,050,000	$2,050,000
South Carolina—0.66%
Piedmont Municipal Power Agency Electric Revenue Refunding, Series B, 0.040%, VRD	9,000,000	9,000,000
South Carolina Jobs-Economic Development Authority Hospital Revenue Refunding (Anmed Health), Series C, 0.080%, VRD	4,980,000	4,980,000
South Carolina Public Service Authority Revenue (JP Morgan PUTTERs, Series 2019) (AMBAC Insured), 0.120%, VRD[1,2]	13,130,000	13,130,000
		27,110,000
South Dakota—0.17%
South Dakota Health & Educational Facilities Authority Revenue (Regional Health), 0.070%, VRD	6,955,000	6,955,000
Tennessee—3.43%
Blount County Public Building Authority (Local Government Public Improvement), Series E-9-A, 0.100%, VRD	4,000,000	4,000,000
Clarksville Public Building Authority Revenue (Pooled Financing - Tennessee Municipal Bond Fund), 0.080%, VRD	2,090,000	2,090,000
Knox County Health Educational & Housing Facilities Board Hospital Facilities Revenue (Catholic Healthcare), Series B, 0.070%, VRD	1,000,000	1,000,000
Knox County Health Educational & Housing Facilities Board Hospital Facilities Revenue Refunding (Covenant Healthcare), Series A, 0.090%, VRD	6,850,000	6,850,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Tennessee—(concluded)
Loudon Industrial Development Board Pollution Control Revenue Refunding (A.E. Staley Manufacturing Co. Project), 0.060%, VRD	$16,200,000	$16,200,000
Memphis Health Educational & Housing Facility Board Multi-Family Housing Revenue (Ashland Lakes II Apartments Project), Series A, 0.100%, VRD	11,500,000	11,500,000
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board Revenue (Vanderbilt University), Series A, 0.060%, VRD	2,000,000	2,000,000
Series A-1, 0.060%, VRD	6,750,000	6,750,000
Series B, 0.040%, VRD	10,225,000	10,225,000
Metropolitan Government of Nashville & Davidson County Industrial Development Board Revenue (YMCA Projects), 0.130%, VRD	8,195,000	8,195,000
Montgomery County Public Building Authority Pooled Financing Revenue (Tennessee County Loan Pool), 0.080%, VRD	13,570,000	13,570,000
Shelby County Public Improvement and School, Series B, 0.110%, VRD	58,550,000	58,550,000
		140,930,000
Texas—10.11%
Alamo Community College District (Citigroup ROCS, Series RR-II-R-883WF) (FGIC Insured), 0.080%, VRD[1,2]	7,595,000	7,595,000
Fort Bend County (JP Morgan PUTTERs, Series 1326) (FGIC Insured), 0.120%, VRD[1,2]	8,235,000	8,235,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(continued)
Harris County Cultural Education Facilities Finance Corp. Revenue (Methodist Hospital), Subseries C-1, 0.030%, VRD	$5,100,000	$5,100,000
Subseries C-2, 0.030%, VRD	1,800,000	1,800,000
Harris County Health Facilities Development Corp. Revenue Refunding (Methodist Hospital Systems), Series A-1, 0.030%, VRD	7,550,000	7,550,000
Series A-2, 0.030%, VRD	18,100,000	18,100,000
Harris County Hospital District Revenue Refunding (Senior Lien), 0.090%, VRD	8,925,000	8,925,000
Harris County Refunding (Toll Road Senior Lien), Series A-2 (Mandatory Put 08/15/11 @ 100), 2.000%, VRD	5,000,000	5,011,617
Houston Airport System Revenue Refunding (Sub Lien), 0.050%, VRD	5,000,000	5,000,000
Houston Higher Education Finance Corp. Higher Education Revenue (Rice University Project), Series A, 0.030%, VRD	4,570,000	4,570,000
Series B, 0.020%, VRD	18,215,000	18,215,000
0.040%, VRD	13,600,000	13,600,000
Houston Utility System Revenue Refunding (First Lien), Series B-1, 0.080%, VRD	6,000,000	6,000,000
Laredo (Morgan Stanley Floater Certificates), Series 2065 (NATL-RE Insured), 0.090%, VRD[1,2]	18,105,000	18,105,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(continued)
North East Independent School District (Citigroup Eagle Class A Certificates 20070123) (PSF-GTD), 0.090%, VRD[1,2]	$8,935,000	$8,935,000
North Texas Higher Education Authority Student Loan Revenue, Series E, 0.080%, VRD	14,400,000	14,400,000
San Antonio Electric & Gas (Systems-Junior Lien), 0.090%, VRD	54,700,000	54,700,000
San Antonio Hotel Occupancy Revenue Refunding (Sub Lien), 0.080%, VRD	24,475,000	24,475,000
Tarrant County Cultural Education Facilities Finance Corp. Hospital Revenue (Baylor Healthcare System Project), Series E, 0.070%, VRD	5,600,000	5,600,000
Tarrant County Cultural Education Facilities Finance Corp. Revenue (Texas Health Resources), Series A, 0.060%, VRD	6,500,000	6,500,000
Texas State (Veteran Housing Assistance Fund II), Series A, 0.100%, VRD[3]	8,850,000	8,850,000
Texas State (Veterans), Series A, 0.070%, VRD	5,000,000	5,000,000
Series C, 0.040%, VRD	20,000,000	20,000,000
Texas Tax & Revenue Anticipation Notes, 2.000%, due 08/31/11	50,000,000	50,138,128
University of Texas University Revenues (Financing Systems), Series B, 0.030%, VRD	82,365,000	82,365,000
University of Texas University Revenues Refunding (Financing System), Series B, 0.040%, VRD	1,065,000	1,065,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
Waco Educational Finance Corp. Revenue Refunding (Baylor University), Series A, 0.090%, VRD	$5,650,000	$5,650,000
		415,484,745
Utah—0.56%
Murray City Hospital Revenue (IHC Health Services, Inc.), Series C, 0.040%, VRD	2,280,000	2,280,000
Salt Lake Valley Fire Service Area Tax & Revenue Anticipation Notes, 1.500%, due 12/29/11	5,000,000	5,029,400
Weber County Hospital Revenue (IHC Health Services), Series A, 0.050%, VRD	15,900,000	15,900,000
		23,209,400
Vermont—0.29%
Winooski Special Obligation Refunding, Series A, 0.060%, VRD	11,845,000	11,845,000
Virginia—1.51%
Hanover County Economic Development Authority Revenue Refunding (Bon Secours Health), Series D-2, 0.070%, VRD	8,810,000	8,810,000
Loudoun County Industrial Development Authority Revenue (Howard Hughes Medical), Series A, 0.060%, VRD	3,220,000	3,220,000
Series D, 0.040%, VRD	900,000	900,000
Norfolk Economic Development Authority Hospital Facilities Revenue Refunding (Sentara Healthcare), Series A (Mandatory Put 04/26/12 @ 100), 0.410%, VRD	6,000,000	6,000,000
Virginia Commonwealth University (General), Series A (AMBAC Insured), 0.030%, VRD	26,650,000	26,650,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Virginia—(concluded)
Virginia Public School Authority School Educational Technical Notes, Series XI, 1.000%, due 04/15/12	$6,265,000	$6,301,041
Virginia Small Business Financing Authority Hospital Revenue (Carilion Clinic Obligation), Series B, 0.040%, VRD	10,000,000	10,000,000
		61,881,041
Washington—3.03%
Central Puget Sound Regional Transportation Authority Sales & Use Tax Revenue (JP Morgan PUTTERs, Series 2643Z), 0.090%, VRD[1,2]	5,000,000	5,000,000
King County Sewer Revenue (Junior Lien), Series A, 0.100%, VRD	19,800,000	19,800,000
Series B, 0.090%, VRD	31,950,000	31,950,000
Washington Health Care Facilities Authority (Fred Hutchinson Cancer Research Center), Series B, 0.050%, VRD	10,000,000	10,000,000
Series C, 0.100%, VRD	11,505,000	11,505,000
Washington Health Care Facilities Authority (Swedish Health Services), Series B, 0.070%, VRD	28,000,000	28,000,000
Washington Higher Education Facilities Authority Revenue Refunding (St. Martins University Project), 0.090%, VRD	8,570,000	8,570,000
Washington Housing Finance Commission Nonprofit Revenue (YMCA Tacoma-Pierce County Project), 0.070%, VRD	9,540,000	9,540,000
		124,365,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(concluded)
West Virginia—0.42%
Cabell County University Facilities Revenue (Provident Group Marshall Properties), Series A, 0.090%, VRD	$10,000,000	$10,000,000
West Virginia Economic Development Authority Pollution Control Revenue Refunding (Ohio Power Co. - Kammer), Series B, 0.070%, VRD	7,100,000	7,100,000
		17,100,000
Wisconsin—0.56%
Wisconsin Center District Tax Revenue, Series A, 0.100%, VRD	10,000,000	10,000,000
Wisconsin Health & Educational Facilities Authority Revenue (Wheaton Franciscan Services), Series B, 0.060%, VRD	4,900,000	4,900,000
Wisconsin Health & Educational Facilities Authority Revenue (Wheaton Franciscan System), 0.080%, VRD	8,000,000	8,000,000
		22,900,000
Wyoming—0.22%
Sweetwater County Pollution Control Revenue Refunding (PacifiCorp Project), Series A, 0.050%, VRD	7,000,000	7,000,000
Series B, 0.040%, VRD	2,000,000	2,000,000
		9,000,000
Total municipal bonds and notes (cost—$3,778,206,628)		3,778,206,628
Tax-exempt commercial paper—11.81%
California—0.63%
Los Angeles Department of Water and Power, 0.200%, due 10/13/11	10,000,000	10,000,000
Santa Clara County Teeter Plan, 0.190%, due 10/03/11	10,000,000	10,000,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Tax-exempt commercial paper—(continued)
California—(concluded)
Standford Hospital, 0.190%, due 10/13/11	$6,000,000	$6,000,000
		26,000,000
Connecticut—0.61%
Yale University, 0.120%, due 08/04/11	10,000,000	10,000,000
0.290%, due 08/12/11	15,040,000	15,040,000
		25,040,000
Florida—0.44%
Florida Local Government, 0.230%, due 10/06/11	18,000,000	18,000,000
Georgia—0.30%
Atlanta Airport, 0.220%, due 10/05/11	5,000,000	5,000,000
Emory University, 0.300%, due 08/08/11	7,225,000	7,225,000
		12,225,000
Illinois—0.62%
Illinois Educational Facilities Authority Revenue, 0.180%, due 09/08/11	25,600,000	25,600,000
Kentucky—0.97%
Pendleton County Multi-County Lease Revenue (Associated Counties Leasing Program), 0.330%, due 08/15/11	40,000,000	40,000,000
Maryland—1.79%
Baltimore County, 0.210%, due 10/07/11	15,000,000	15,000,000
Johns Hopkins University, 0.310%, due 08/04/11	5,000,000	5,000,000
0.300%, due 08/08/11	8,000,000	8,000,000
0.270%, due 08/24/11	20,000,000	20,000,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Tax-exempt commercial paper—(continued)
Maryland—(concluded)
Montgomery County, 0.230%, due 08/03/11	$7,300,000	$7,300,000
0.200%, due 08/05/11	4,650,000	4,650,000
0.190%, due 08/09/11	13,500,000	13,500,000
		73,450,000
Massachusetts—0.20%
Harvard University, 0.160%, due 09/09/11	8,000,000	8,000,000
Michigan—0.45%
Trinity Health Credit Group, 0.270%, due 08/04/11	8,420,000	8,420,000
0.300%, due 08/04/11	10,000,000	10,000,000
		18,420,000
Minnesota—0.17%
Mayo Clinic, 0.180%, due 09/08/11	7,000,000	7,000,000
New York—0.91%
Metropolitan Transportation Authority, 0.210%, due 10/05/11	12,500,000	12,500,000
0.220%, due 10/05/11	10,000,000	10,000,000
New York State Power Authority, 0.310%, due 08/02/11	15,000,000	15,000,000
		37,500,000
Ohio—0.24%
Cleveland Clinic, 0.380%, due 02/02/12	10,000,000	10,000,000
Tennessee—0.85%
Vanderbilt University, 0.320%, due 07/12/11	15,000,000	15,000,000
0.300%, due 10/25/11	10,000,000	10,000,000
0.260%, due 11/08/11	10,000,000	10,000,000
		35,000,000

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

	Face amount	Value
Tax-exempt commercial paper—(concluded)
Texas—1.78%
Harris County, 0.170%, due 09/07/11	$900,000	$900,000
0.180%, due 09/07/11	12,570,000	12,570,000
0.290%, due 09/07/11	6,810,000	6,810,000
0.250%, due 12/05/11	20,000,000	20,000,000
Methodist Hospital, 0.400%, due 09/06/11	8,000,000	8,000,000
University of Texas, 0.320%, due 08/08/11	9,619,000	9,619,000
0.260%, due 08/24/11	15,000,000	15,000,000
		72,899,000
Virginia—0.39%
University of Virginia, 0.100%, due 08/02/11	16,000,000	16,000,000
Washington—1.12%
University of Washington, 0.230%, due 07/07/11	6,000,000	6,000,000
0.140%, due 08/02/11	28,000,000	28,000,000
0.140%, due 08/03/11	12,000,000	12,000,000
		46,000,000
Wisconsin—0.12%
City of Milwaukee, 0.200%, due 10/11/11	5,000,000	5,000,000
Wyoming—0.22%
PacifiCorp, 0.280%, due 08/08/11	9,000,000	9,000,000
Total tax-exempt commercial paper (cost—$485,134,000)		485,134,000
Total investments (cost—$4,263,340,628 which approximates cost for federal income tax purposes)—103.78%		4,263,340,628
Liabilities in excess of other assets—(3.78)%		(155,127,002)
Net assets (applicable to 4,108,938,387 shares of common stock outstanding equivalent to $1.00 per share)—100.00%		$4,108,213,626

UBS RMA Tax-Free Fund Inc.

Statement of net assets—June 30, 2011

For a listing of defined portfolio acronyms that are used throughout the Statement of net assets, please refer to page 92.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 2.99% of net assets as of June 30, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  The Fund does not directly own the municipal security indicated; the Fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the Fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

3  Security subject to Alternative Minimum Tax.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the Fund's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$3,778,206,628	$—	$3,778,206,628
Tax-exempt commercial paper	—	485,134,000	—	485,134,000
Total	$—	$4,263,340,628	$—	$4,263,340,628

Weighted average maturity—29 days

See accompanying notes to financial statements

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—94.07%
California Educational Facilities Authority Revenue (St. Marys), (NATL-RE Insured), 0.080%, VRD	$2,580,000	$2,580,000
California Educational Facilities Authority Revenue Refunding (Stanford University), Series L-5, 0.040%, VRD	7,000,000	7,000,000
California Educational Facilities Authority Revenue (University of Southern California), Series A (Barclays Capital Municipal Trust Receipts Series 11B), 0.060%, VRD[1,2]	5,200,000	5,200,000
California Educational Facilities Authority Revenue (Wells Fargo Stage Trust Floater Certificates), Series 42C, 0.090%, VRD[1,2]	10,075,000	10,075,000
California Health Facilities Financing Authority Revenue (Adventist Health Systems), Series A, 0.050%, VRD	2,000,000	2,000,000
California Health Facilities Financing Authority Revenue Refunding (Lucille Salter), Series B, 0.050%, VRD	5,790,000	5,790,000
California Health Facilities Financing Authority Revenue Refunding (Stanford Hospital), Series B-1, 0.040%, VRD	11,400,000	11,400,000
0.050%, VRD	10,000,000	10,000,000
California Health Facilities Financing Authority Revenue (Scripps Health), Series B, 0.050%, VRD	4,845,000	4,845,000
Series F, 0.040%, VRD	5,350,000	5,350,000
California Housing Finance Agency Revenue (Home Mortgage), Series H, 0.070%, VRD[3]	11,800,000	11,800,000

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
California Infrastructure & Economic Development Bank Revenue (California Academy), Series A, 0.030%, VRD	$9,550,000	$9,550,000
Series C, 0.030%, VRD	10,200,000	10,200,000
Series E, 0.030%, VRD	7,050,000	7,050,000
California Infrastructure & Economic Development Bank Revenue (Jewish Community Center), Series A, 0.050%, VRD	33,280,000	33,280,000
California Infrastructure & Economic Development Bank Revenue (JSerra Catholic High School Project), Series B, 0.050%, VRD	18,065,000	18,065,000
California Infrastructure & Economic Development Bank Revenue (Rand Corp), Series B, 0.050%, VRD	1,935,000	1,935,000
California Infrastructure & Economic Development Bank Revenue Refunding (Los Angeles County Museum of Natural History Foundation), Series B, 0.030%, VRD	20,065,000	20,065,000
California Infrastructure & Economic Development Bank Revenue (Santa Barbara Performing Arts), 0.080%, VRD	8,200,000	8,200,000
California Municipal Finance Authority Revenue (Chevron USA - Recovery Zone Bonds), Series A, 0.020%, VRD	1,700,000	1,700,000
Series B, 0.020%, VRD	19,550,000	19,550,000
Series C, 0.040%, VRD	4,200,000	4,200,000
California Municipal Finance Authority Revenue (Westmont College), Series A, 0.070%, VRD	5,000,000	5,000,000

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
California Pollution Control Financing Authority Pollution Control Revenue Refunding (Exxon Project), 0.010%, VRD	$1,100,000	$1,100,000
California Pollution Control Financing Authority Pollution Control Revenue Refunding (Pacific Gas & Electric), Series C, 0.050%, VRD	12,100,000	12,100,000
California School Cash Reserve Program Authority, Series R, 2.500%, due 12/30/11	5,000,000	5,048,825
California State Economic Recovery, Series C-1, 0.030%, VRD	25,950,000	25,950,000
Series C-2, 0.030%, VRD	2,800,000	2,800,000
Series C-3, 0.030%, VRD	1,600,000	1,600,000
Series C-4, 0.030%, VRD	8,980,000	8,980,000
Series C-11, 0.080%, VRD	9,365,000	9,365,000
California State Enterprise Development Authority Revenue (Robert Louise Stevenson School), 0.060%, VRD	7,650,000	7,650,000
California State, Series A, Subseries A1-1, 0.040%, VRD	26,200,000	26,200,000
Subseries A1-2, 0.050%, VRD	10,000,000	10,000,000
Series A-1, 0.030%, VRD	9,100,000	9,100,000

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
California Statewide Communities Development Authority Multi-Family Housing Revenue (Ridgeway Apartments), Series K (FHLMC Insured), 0.040%, VRD	$7,035,000	$7,035,000
California Statewide Communities Development Authority Revenue (Health Facilities Community Hospital of Monterey Peninsula), Series B, 0.050%, VRD	7,000,000	7,000,000
California Statewide Communities Development Authority Revenue (Sweep Loan Program), Series A, 0.060%, VRD	2,440,000	2,440,000
California Statewide Communities Development Authority Revenue (University of San Diego), 0.070%, VRD	17,000,000	17,000,000
Bay Area Toll Authority Toll Bridge Revenue (Bay Area), Series A, 0.020%, VRD	25,500,000	25,500,000
Bay Area Toll Authority Toll Bridge Revenue (Citigroup Eagle Class A Certificates 20080056), 0.090%, VRD[1,2]	4,730,000	4,730,000
Bay Area Toll Authority Toll Bridge Revenue (San Francisco Bay Area), Series F (Bank of America Austin Certificates, Series 2008-1058), 0.150%, VRD[1,2]	6,750,000	6,750,000
Cerritos Community College District Bond Anticipation Notes, 2.000%, due 04/30/12	5,000,000	5,059,002
Contra Costa County Multi-Family Housing Revenue Refunding (Delta Square Apartments Project) Series H, (FNMA Insured), 0.060%, VRD	10,655,000	10,655,000
East Bay Municipal Utility District Water Systems Revenue (Citigroup Eagle Class A Certificates 20070069) (AGM-CR FGIC Insured), 0.090%, VRD[1,2]	15,000,000	15,000,000

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
East Bay Municipal Utility District Water Systems Revenue Refunding, Subseries A-2 (Mandatory Put 03/01/12 @ 100), 0.140%, VRD	$3,935,000	$3,935,000
Eastern Municipal Water District Water & Sewer Revenue Certificates of Participation Refunding, Series D, 0.040%, VRD	5,965,000	5,965,000
Elsinore Valley Municipal Water District Certificates of Participation Refunding, Series B, 0.070%, VRD	18,085,000	18,085,000
Fremont Certificates of Participation (Capital Improvement Financing Project), 0.060%, VRD	7,035,000	7,035,000
Grand Terrace Community Redevelopment Agency Multi-Family Revenue (Housing Mount Vernon Villas), (FNMA Insured), 0.060%, VRD	6,830,000	6,830,000
Hemet Unified School District Certificates of Participation (School Facilities Project), 0.050%, VRD	3,970,000	3,970,000
Irvine Improvement Bond Act 1915 (Assessment District 97-16), 0.040%, VRD	3,345,000	3,345,000
Livermore Redevelopment Agency Multi-Family Revenue Refunding (Housing Livermore), Series A (FNMA Insured), 0.060%, VRD	10,000,000	10,000,000
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Refunding (Property A 1st Tier), Series A-3, 3.000%, VRD	95,000	95,000
Los Angeles County Tax & Revenue Anticipation Notes, Series A, 2.500%, due 02/29/12	7,000,000	7,100,660

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Los Angeles Department of Water & Power Waterworks Revenue, Subseries B-2, 0.040%, VRD	$1,400,000	$1,400,000
Los Angeles Wastewater Systems Revenue Refunding, Series A (Barclays Capital Municipal Trust Receipts Series 2W), 0.070%, VRD[1,2]	3,750,000	3,750,000
Manteca Redevelopment Agency Tax Allocation Refunding (Sub-Amended Merged Project), 0.050%, VRD	3,400,000	3,400,000
Martinez Multi-Family Housing Revenue Refunding (Muirwood Garden Apartments), Series A (FNMA Insured), 0.050%, VRD	6,800,000	6,800,000
Metropolitan Water District Southern California Refunding (Special), Series A, 0.040%, VRD	13,100,000	13,100,000
Metropolitan Water District Southern California Waterworks Revenue (Citigroup Eagle Class A Certificates 20070071), 0.090%, VRD[1,2]	15,000,000	15,000,000
Metropolitan Water District Southern California Waterworks Revenue Refunding, Series A-2, 0.040%, VRD	3,300,000	3,300,000
Metropolitan Water District Southern California Waterworks Revenue, Series B-3, 0.020%, VRD	6,900,000	6,900,000
Series B-4, 0.040%, VRD	10,900,000	10,900,000
Mississippi Development Bank Special Obligation (Jackson County Industrial Water System), 0.030%, VRD	600,000	600,000
Murrieta Valley Unified School District Certificates of Participation (School Facilities Bridge Funding Program), 0.070%, VRD	16,450,000	16,450,000

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Orange County Apartment Development Revenue Refunding (Villas La Paz), Series F (FNMA Insured), 0.050%, VRD	$8,630,000	$8,630,000
Orange County Apartment Development Revenue Refunding (WLCO LF Issue G), Series 3 (FNMA Insured), 0.050%, VRD	1,200,000	1,200,000
Orange County Sanitation District Certificates of Participation (JP Morgan PUTTERs, Series 2529Z), (AGM Insured), 0.090%, VRD[1,2]	1,075,000	1,075,000
Orange County Tax & Revenue Anticipation Notes, 2.000%, due 06/29/12	7,000,000	7,120,050
Orange County Water District Revenue Certificates of Participation, Series A, 0.060%, VRD	30,415,000	30,415,000
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue, Series A, 0.040%, VRD	6,000,000	6,000,000
Riverside County Housing Authority Multi-Family Housing Revenue Refunding (Amanda Park Project), Series A (FHLMC Insured), 0.120%, VRD[3]	12,600,000	12,600,000
Sacramento Transportation Authority Sales Tax Revenue (Limited Tax-Measure A), Series A, 0.030%, VRD	7,900,000	7,900,000
San Bernardino County Multi-Family Revenue Refunding (Housing Evergreen Apartments), Series A (FNMA Insured), 0.040%, VRD	16,600,000	16,600,000
San Bernardino County Multi-Family Revenue Refunding (Housing Mortgage - Mountain View), Series A (FNMA Insured), 0.060%, VRD	3,650,000	3,650,000
San Bernardino County Tax & Revenue Anticipation Notes, 2.000%, due 06/29/12	7,000,000	7,119,350

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
San Diego County Regional Transportation Commission Sales Tax Revenue (Limited Tax), Series B, 0.050%, VRD	$7,020,000	$7,020,000
San Diego County & School Districts Notes of Participation Tax & Revenue Anticipation Notes, Series A, 2.000%, due 06/29/12	6,000,000	6,103,500
San Francisco City & County Unified School District Tax & Revenue Anticipation Notes, 2.000%, due 06/29/12	7,000,000	7,118,650
San Jose Financing Authority Lease Revenue Refunding (Civic Center Garage), Series B-1, 0.030%, VRD	13,280,000	13,280,000
Santa Barbara County Tax & Revenue Anticipation Notes, 2.000%, due 06/29/12	7,000,000	7,120,050
Santa Clara County Financing Authority Lease Revenue (Housing Authority Office Project), Series A, 0.080%, VRD	425,000	425,000
Santa Clara Valley Transportation Authority Sales Tax Revenue (Citigroup ROCS, Series RR-II-R-11227) (AMBAC Insured), 0.090%, VRD[1,2]	11,720,000	11,720,000
Santa Clara Valley Transportation Authority Sales Tax Revenue Refunding, Series A, 0.050%, VRD	3,970,000	3,970,000
Series B, 0.030%, VRD	12,105,000	12,105,000
Series C, 0.050%, VRD	8,800,000	8,800,000
Sequoia Union High School District (JP Morgan PUTTERs, Series 2478Z) (AGM Insured), 0.090%, VRD[1,2]	1,500,000	1,500,000

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(concluded)
Sequoia Union High School District (Morgan Stanley Floater Certificates), Series 2160 (AGM Insured), 0.110%, VRD[1,2]	$4,110,000	$4,110,000
South Placer Wastewater Authority Wastewater Revenue Refunding, Series A, 0.040%, VRD	5,000,000	5,000,000
State Center Community College District (JP Morgan PUTTERs, Series 1972) (AGM Insured), 0.090%, VRD[1,2]	3,695,000	3,695,000
Torrance Revenue (Torrance Memorial Medical Center), Series B, 0.060%, VRD	15,900,000	15,900,000
Turlock Irrigation District Revenue, Series A, 0.170%, VRD	3,655,000	3,655,000
Ventura County Tax & Revenue Anticipation Notes, 2.000%, due 07/01/11	10,000,000	10,000,000
2.250%, due 06/29/12	13,000,000	13,254,540
Virginia Commonwealth University (General), Series A (AMBAC Insured), 0.030%, VRD	1,000,000	1,000,000
Virginia Small Business Financing Authority Hospital Revenue (Carilion Clinic Obligation), Series B, 0.040%, VRD	8,330,000	8,330,000
Total municipal bonds and notes (cost—$830,274,627)		830,274,627
Tax-exempt commercial paper—11.66%
California Health Facilities Financing Authority Revenue Refunding (Stanford Hospital), Series B-2, Subseries 1, 0.190%, due 10/13/11	6,000,000	6,000,000
Subseries 2, 0.210%, due 11/22/11	6,000,000	6,000,000
California State University, 0.250%, due 08/01/11	7,285,000	7,285,000

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Tax-exempt commercial paper—(concluded)
Los Angeles County Capital Asset Lease, 0.210%, due 08/11/11	$12,000,000	$12,000,000
Los Angeles County Metropolitan Transportation, 0.240%, due 08/04/11	8,000,000	8,000,000
0.250%, due 08/11/11	2,500,000	2,500,000
Los Angeles Department of Water, 0.300%, due 08/11/11	5,000,000	5,000,000
0.260%, due 09/08/11	5,000,000	5,000,000
0.200%, due 10/13/11	5,000,000	5,000,000
Los Angeles Harbor Department, 0.330%, due 08/10/11	10,000,000	10,000,000
Riverside County Teeter Plan, 0.180%, due 08/10/11	23,107,000	23,107,000
Santa Clara County Teeter Plan, 0.190%, due 10/03/11	13,000,000	13,000,000
Total tax-exempt commercial paper (cost—$102,892,000)		102,892,000
Total investments (cost—$933,166,627 which approximates cost for federal income tax purposes)—105.73%		933,166,627
Liabilities in excess of other assets—(5.73)%		(50,612,062)
Net assets (applicable to 882,967,697 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$882,554,565

For a listing of defined portfolio acronyms that are used throughout the Statement of net assets, please refer to page 92.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 9.36% of net assets as of June 30, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  The Fund does not directly own the municipal security indicated; the Fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the Fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

3  Security subject to Alternative Minimum Tax.

UBS RMA California Municipal Money Fund

Statement of net assets—June 30, 2011

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the Fund's investments.

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$830,274,627	$—	$830,274,627
Tax-exempt commercial paper	—	102,892,000	—	102,892,000
Total	$—	$933,166,627	$—	$933,166,627

Weighted average maturity—34 days

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—94.31%
New York State Dormitory Authority Revenue Non-State Supported Debt (Blythedale Childrens Hospital),
0.090%, VRD	$8,500,000	$8,500,000
New York State Dormitory Authority Revenue Non-State Supported Debt (Catholic Health System),
0.090%, VRD	2,470,000	2,470,000
New York State Dormitory Authority Revenue Non-State Supported Debt (Northern Westchester Association),
0.060%, VRD	3,000,000	3,000,000
New York State Dormitory Authority Revenue Non-State Supported Debt (Rockefeller University),
Series A, 0.050%, VRD	16,800,000	16,800,000
0.070%, VRD	3,800,000	3,800,000
Series A-2, 0.070%, VRD	1,000,000	1,000,000
New York State Dormitory Authority Revenue Non-State Supported Debt (St. John's University),
Series B-1, 0.070%, VRD	10,000,000	10,000,000
Series B-2, 0.040%, VRD	8,210,000	8,210,000
New York State Dormitory Authority Revenue (Rockefeller University), Series A,
0.060%, VRD	1,700,000	1,700,000
New York State Dormitory Authority Revenue State Supported Debt (City University), Series D,
0.060%, VRD	2,600,000	2,600,000
New York State Dormitory Authority Revenue State Supported Debt (Cornell University),
Series A, 0.050%, VRD	6,870,000	6,870,000
Series B, 0.050%, VRD	4,940,000	4,940,000

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
New York State Dormitory Authority Revenue State Supported Debt (New York Public Library),
Series A, 0.050%, VRD	$13,135,000	$13,135,000
Series B, 0.050%, VRD	5,570,000	5,570,000
New York State Dormitory Authority Revenue State Supported Debt (University of Rochester), Series B,
0.030%, VRD	11,165,000	11,165,000
New York State Dormitory Authority Revenue (Wagner College),
0.060%, VRD	3,170,000	3,170,000
New York State Dormitory Authority State Personal Income Tax Revenue, Series F (JP Morgan PUTTERs, Series 3239),
0.090%, VRD[1,2]	3,600,000	3,600,000
New York State Environmental Facilities Corp. State Personal Income Tax Revenue (JP Morgan PUTTERs, Series 2666),
0.090%, VRD[1,2]	3,185,000	3,185,000
New York State Housing Finance Agency Revenue (20 River Terrace Housing), Series A (FNMA Insured),
0.070%, VRD	29,500,000	29,500,000
New York State Housing Finance Agency Revenue (316 11th Avenue Housing), Series A (FNMA Insured),
0.070%, VRD	17,075,000	17,075,000
New York State Housing Finance Agency Revenue (Baisley Park Gardens), Series A,
0.100%, VRD	4,700,000	4,700,000
New York State Housing Finance Agency Revenue (Normandie Court I Project),
0.090%, VRD	29,260,000	29,260,000
New York State Housing Finance Agency Revenue (North End), Series A (FNMA Insured),
0.070%, VRD	9,600,000	9,600,000

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
New York State Housing Finance Agency Revenue (West 37th Street Housing),
Series A, 0.070%, VRD	$4,200,000	$4,200,000
Series B, 0.070%, VRD	15,700,000	15,700,000
New York State Power Authority Revenue & General Purpose (Consented) (Mandatory Put 09/01/11 @ 100),
0.320%, VRD	5,100,000	5,100,000
New York State Thruway Authority General Revenue Bond Anticipation Notes, Series A,
2.000%, due 07/12/12[3]	7,000,000	7,114,730
New York State Urban Development Corp. Revenue State Personal Income Tax, Series B, (Barclays Capital Municipal Trust Receipts, Series 6W),
0.070%, VRD[1,2]	6,835,000	6,835,000
Albany Industrial Development Agency Civic Facility Revenue (College of Saint Rose), Series A
0.120%, VRD	6,100,000	6,100,000
Amherst Development Corp. Student Housing Facility Revenue (UBF Faculty-Student Housing Corp.), Series B,
0.060%, VRD	6,000,000	6,000,000
Buffalo Municipal Water Finance Authority Water Systems Revenue Refunding,
0.060%, VRD	6,700,000	6,700,000
Chemung County Industrial Development Agency Civic Facilities Revenue (Elmira College Poject), Series A,
0.080%, VRD	5,000,000	5,000,000
Dutchess County Industrial Development Agency Civic Facilities Revenue (Marist College), Series A,
0.040%, VRD	7,635,000	7,635,000
0.090%, VRD	5,935,000	5,935,000

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Dutchess County Industrial Development Agency Civic Facilities Revenue (Trinity-Pawling School Corp.),
0.100%, VRD	$2,100,000	$2,100,000
Erie County Fiscal Stability Authority Bond Anticipation Notes,
1.250%, due 07/29/11	5,000,000	5,003,330
Erie County Industrial Development Agency Civic Facilities Revenue (Our Lady of Victory Corp.), Series A,
0.090%, VRD	9,540,000	9,540,000
Livingston County Industrial Development Agency Civic Facilities Revenue Refunding (Red Jacket/Nicholas), Series A,
0.090%, VRD	2,068,000	2,068,000
Long Island Power Authority Electric Systems Revenue,
Subseries 1-B, 0.030%, VRD	5,300,000	5,300,000
Subseries 3-A, 0.100%, VRD	15,400,000	15,400,000
Metropolitan Transportation Authority Dedicated Tax Fund Refunding,
Subseries B-1, 0.060%, VRD	5,950,000	5,950,000
Subseries B-2, 0.080%, VRD	9,100,000	9,100,000
Subseries B-3, 0.060%, VRD	2,700,000	2,700,000
Metropolitan Transportation Authority Revenue, Subseries E-2,
0.080%, VRD	300,000	300,000
Monroe County Industrial Development Agency Civic Facility Revenue (Rochester Presbyterian Project),
0.090%, VRD	7,320,000	7,320,000

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Nassau Health Care Corp. Revenue,
0.060%, VRD	$3,000,000	$3,000,000
New York City Capital Resources Corp. Revenue (Loan Enhanced Assistance), Series B-1,
0.110%, VRD	4,600,000	4,600,000
New York City Health & Hospital Corp. Revenue (Health Systems), Series C,
0.050%, VRD	6,500,000	6,500,000
New York City Housing Development Corp. Multi-Family Mortgage Revenue (201 Pearl Street Development), Series A (FNMA Insured),
0.070%, VRD	5,000,000	5,000,000
New York City Housing Development Corp. Multi-Family Mortgage Revenue (Elliott Chelsea Development), Series A,
0.060%, VRD	420,000	420,000
New York City Housing Development Corp. Multi-Family Mortgage Revenue (Marseilles Apartments), Series A,
0.060%, VRD	2,055,000	2,055,000
New York City Housing Development Corp. Multi-Family Mortgage Revenue (The Crest), Series A,
0.130%, VRD	41,255,000	41,255,000
New York City Housing Development Corp. Multi-Family Rental Housing (Queenswood Apartments), Series A (FHLMC Insured),
0.060%, VRD	2,100,000	2,100,000
New York City Housing Development Corp. Multi-Family Rental Housing Revenue (2 Gold Street), Series A (FNMA Insured),
0.070%, VRD	11,100,000	11,100,000
New York City Industrial Development Agency Civic Facility Revenue (Jamaica First Parking LLC Project),
0.090%, VRD	3,955,000	3,955,000

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
New York City Industrial Development Agency Civic Facility Revenue (New York Psychotherapy),
0.080%, VRD	$2,770,000	$2,770,000
New York City Industrial Development Agency Civic Facility Revenue Refunding & Improvement (Touro College),
0.080%, VRD	8,300,000	8,300,000
New York City Municipal Finance Authority Water & Sewer Systems Revenue (Second General Fiscal 2008),
Series BB-1, 0.020%, VRD	24,870,000	24,870,000
Series BB-5, 0.020%, VRD	600,000	600,000
New York City Municipal Water Finance Authority Water & Sewer Revenue (JP Morgan PUTTERs, Series 2559),
0.090%, VRD[1,2]	1,775,000	1,775,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue,
Series C (JP Morgan PUTTERs, Series 3236), 0.090%, VRD[1,2]	7,010,000	7,010,000
Series D (JP Morgan PUTTERs, Series 3240), 0.090%, VRD[1,2]	2,040,000	2,040,000
New York City,
Subseries H-2, 0.050%, VRD	290,000	290,000
Subseries H-4, 0.030%, VRD	6,400,000	6,400,000
Subseries L-4, 0.020%, VRD	6,000,000	6,000,000
Subseries L-6, 0.020%, VRD	31,355,000	31,355,000

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
New York City Transitional Finance Authority (New York City Recovery), Series 3,
Subseries 3-B, 0.020%, VRD	$17,560,000	$17,560,000
Subseries 3-F, 0.030%, VRD	19,760,000	19,760,000
New York City Transitional Finance Authority Revenue (Future Tax Secured),
Series A, 0.050%, VRD	2,000,000	2,000,000
Series A-2, 0.050%, VRD	12,200,000	12,200,000
New York City Trust for Cultural Resources Revenue (Lincoln Center of Arts), Series B-1,
0.050%, VRD	2,700,000	2,700,000
New York City Trust for Cultural Resources Revenue (Metropolitan Museum of Art), Series A1,
0.050%, VRD	8,200,000	8,200,000
New York City Trust for Cultural Resources Revenue Refunding (American Museum of Natural History),
Series A1, 0.040%, VRD	4,700,000	4,700,000
Series A2, 0.030%, VRD	12,340,000	12,340,000
New York City Trust for Cultural Resources Revenue Refunding (Lincoln Center),
Series A-1, 0.040%, VRD	29,565,000	29,565,000
Series A-2, 0.030%, VRD	7,045,000	7,045,000
North Hempstead Township Bond Anticipation Notes,
2.000%, due 06/08/12	7,000,000	7,114,459

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Onondaga County Industrial Development Agency Civic Facilities Revenue (Syracuse Home Association Project),
0.090%, VRD	$6,170,000	$6,170,000
Oyster Bay Bond Anticipation Notes,
1.250%, due 11/18/11	1,000,000	1,003,246
Oyster Bay Public Improvement,
3.000%, due 08/15/11	3,029,000	3,038,868
Private Colleges & Universities Authority Revenue (Emory University), Series B-2,
0.040%, VRD	18,735,000	18,735,000
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue, Series A,
0.040%, VRD	7,000,000	7,000,000
Puerto Rico Commonwealth Refunding (Public Improvement), Series C-5-2, (AGM Insured),
0.040%, VRD	6,000,000	6,000,000
Riverhead Industrial Development Agency Civic Facilities Revenue (Central Suffolk Hospital Project),
0.090%, VRD	3,875,000	3,875,000
Riverhead Industrial Development Agency Civic Facilities Revenue Refunding (Central Suffolk Hospital), Series C,
0.090%, VRD	6,680,000	6,680,000
Suffolk County Tax Anticipation Notes,
1.500%, due 09/13/11	4,000,000	4,009,038
Syracuse Industrial Development Agency Civic Facility Revenue (Syracuse University Project),
Series A-1, 0.050%, VRD	165,000	165,000
Series A-2, 0.050%, VRD	3,100,000	3,100,000
Tompkins County Industrial Development Agency Revenue (Care Community Kendal Ithaca), Series B,
0.130%, VRD	3,850,000	3,850,000

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(concluded)
Triborough Bridge & Tunnel Authority Revenues Refunding, Subseries B-2,
0.090%, VRD	$10,190,000	$10,190,000
Westchester County Industrial Development Agency Civic Facilities Revenue (Mercy College Project), Series B,
0.070%, VRD	7,705,000	7,705,000
Total municipal bonds and notes (cost—$717,051,671)		717,051,671
Tax-exempt commercial paper—6.14%
Metropolitan Transportation Authority,
0.210%, due 10/05/11	5,000,000	5,000,000
0.220%, due 10/05/11	12,000,000	12,000,000
New York State Dormitory Authority (Columbia University),
0.150%, due 09/07/11	14,300,000	14,300,000
New York State Power Authority,
0.300%, due 07/12/11	4,000,000	4,000,000
0.270%, due 07/14/11	1,097,000	1,097,000
0.300%, due 09/07/11	5,487,000	5,487,000
0.200%, due 10/07/11	4,800,000	4,800,000
Total tax-exempt commercial paper (cost—$46,684,000)		46,684,000
Total investments (cost—$763,735,671 which approximates cost for federal income tax purposes)—100.45%		763,735,671
Liabilities in excess of other assets—(0.45)%		(3,386,249)
Net assets (applicable to 760,469,597 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$760,349,422

For a listing of defined portfolio acronyms that are used throughout the Statement of net assets, please refer to page 92.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 3.21% of net assets as of June 30, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

UBS RMA New York Municipal Money Fund

Statement of net assets—June 30, 2011

2  The Fund does not directly own the municipal security indicated; the Fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the Fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

3  Security purchased on a when-issued basis. When issued refers to a transaction made conditionally because a security, although authorized, has not yet been issued.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the Fund's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$717,051,671	$—	$717,051,671
Tax-exempt commercial paper	—	46,684,000	—	46,684,000
Total	$—	$763,735,671	$—	$763,735,671

Weighted average maturity—17 days

See accompanying notes to financial statements

UBS RMA New Jersey Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—90.85%
New Jersey Building Authority Building Revenue,
Subseries A-1, 0.050%, VRD	$4,485,000	$4,485,000
Subseries A-2, 0.050%, VRD	3,900,000	3,900,000
Subseries A-4, 0.050%, VRD	2,395,000	2,395,000
New Jersey Economic Development Authority Economic Development Revenue (Diocese of Metuchen Project),
0.120%, VRD	5,500,000	5,500,000
New Jersey Economic Development Authority Economic Development Revenue (Duke Farms Foundation Project), Series A,
0.030%, VRD	11,400,000	11,400,000
New Jersey Economic Development Authority Natural Gas Facilities Revenue (South Jersey),
0.120%, VRD[1]	8,200,000	8,200,000
New Jersey Economic Development Authority Pollution Control Revenue Refunding (ExxonMobil Project),
0.020%, VRD	6,600,000	6,600,000
New Jersey Economic Development Authority Revenue (Bancroft Neurohealth Project),
0.100%, VRD	3,290,000	3,290,000
New Jersey Economic Development Authority Revenue (Community Options, Inc. Project),
0.180%, VRD	3,600,000	3,600,000
New Jersey Economic Development Authority Revenue (CPC Behavioral Healthcare), Series A,
0.180%, VRD	2,520,000	2,520,000
New Jersey Economic Development Authority Revenue (Hun School Princeton Project),
0.060%, VRD	1,575,000	1,575,000
New Jersey Economic Development Authority Revenue (Oak Hill Academy Project),
0.180%, VRD	1,530,000	1,530,000

UBS RMA New Jersey Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
New Jersey Economic Development Authority Revenue (Peddie School Project),
0.070%, VRD	$4,800,000	$4,800,000
New Jersey Economic Development Authority Revenue (Presbyterian Homes Assisted), Series B,
0.060%, VRD	3,345,000	3,345,000
New Jersey Economic Development Authority Revenue Refunding (Cranes Mill Project), Series B,
0.100%, VRD	4,400,000	4,400,000
New Jersey Economic Development Authority Revenue Refunding (First Mortgage Franciscan),
0.050%, VRD	2,060,000	2,060,000
New Jersey Economic Development Authority Revenue (Republic Services, Inc. Project),
0.200%, VRD[1]	2,910,000	2,910,000
New Jersey Economic Development Authority Revenue (Thermal Energy Limited Partnership),
0.100%, VRD[1]	2,000,000	2,000,000
New Jersey Economic Development Authority Specialty Facilities Revenue (Port Newark Container LLC),
0.070%, VRD[1]	5,000,000	5,000,000
New Jersey Educational Facilities Authority Revenue (Centenary College), Series A,
0.100%, VRD	3,375,000	3,375,000
New Jersey Environmental Infrastructure Trust, (Environmental Infrastructure) Series A,
5.000%, due 09/01/11	2,000,000	2,015,777
New Jersey Health Care Facilities Financing Authority Revenue (AHS Hospital Corp.), Series B,
0.070%, VRD	9,700,000	9,700,000
New Jersey Health Care Facilities Financing Authority Revenue (Computer Program), Subseries A-6,
0.090%, VRD	3,570,000	3,570,000
New Jersey Health Care Facilities Financing Authority Revenue (Recovery Management System, Inc.),
0.100%, VRD	1,175,000	1,175,000

UBS RMA New Jersey Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
New Jersey Health Care Facilities Financing Authority Revenue (Robert Wood Johnson University),
0.050%, VRD	$4,500,000	$4,500,000
Series A-3, 0.050%, VRD	2,800,000	2,800,000
New Jersey Health Care Facilities Financing Authority Revenue, Series A3,
0.110%, VRD	2,300,000	2,300,000
New Jersey Health Care Facilities Financing Authority Revenue (Somerset Medical Center),
0.060%, VRD	4,250,000	4,250,000
New Jersey Health Care Facilities Financing Authority Revenue (Virtua Health),
Series A-7, 0.050%, VRD	1,600,000	1,600,000
Series B, 0.030%, VRD	2,795,000	2,795,000
Series C, 0.040%, VRD	1,600,000	1,600,000
Series D, 0.060%, VRD	300,000	300,000
New Jersey Health Care Facilities Financing Authority Revenue (Wiley Mission Project),
0.100%, VRD	1,200,000	1,200,000
New Jersey State Turnpike Authority Turnpike Revenue,
Series B, 0.050%, VRD	7,000,000	7,000,000
Series C, 0.040%, VRD	4,800,000	4,800,000
Series D, 0.050%, VRD	1,500,000	1,500,000
Brick Township Bond Anticipation Notes,
1.750%, due 09/30/11	3,000,000	3,011,009
Burlington County Bridge Community Revenue (Lutheran Home Project), Series A,
0.100%, VRD	2,160,000	2,160,000

UBS RMA New Jersey Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Camden County Improvement Authority Revenue (Senior Redevelopment - Harvest Village Project), Series A,
0.070%, VRD	$6,720,000	$6,720,000
Connecticut State Health & Educational Facilities Authority Revenue (Yale University), Series Y-3,
0.020%, VRD	150,000	150,000
Curators University of Missouri Systems Facilities Revenue, Series B,
0.030%, VRD	1,530,000	1,530,000
Delaware River Port Authority of Pennsylvania & New Jersey Revenue Refunding,
Series B, 0.060%, VRD	2,700,000	2,700,000
Series C, 0.080%, VRD	3,500,000	3,500,000
Essex County Improvement Authority Revenue (The Childrens Institute Project),
0.180%, VRD	1,340,000	1,340,000
Franklin Lakes Bond Anticipation Notes,
1.000%, due 10/27/11	2,465,950	2,470,315
Harris County Health Facilities Development Corp. Revenue Refunding (Methodist Hospital Systems), Series A-1,
0.030%, VRD	1,100,000	1,100,000
Hudson County Improvement Authority County Guaranteed Pooled Notes, Series H-1,
2.000%, due 06/15/12	2,000,000	2,024,107
Massachusetts Development Finance Agency Revenue Refunding (Higher Education-Smith College),
0.060%, VRD	2,417,000	2,417,000
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board Revenue (Vanderbilt University), Series A,
0.060%, VRD	470,000	470,000

UBS RMA New Jersey Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(continued)
Mississippi Business Finance Corp. Gulf Opportunity Zone (Chevron USA, Inc. Project), Series E,
0.040%, VRD	$300,000	$300,000
Mississippi Development Bank Special Obligation (Jackson County Industrial Water System),
0.030%, VRD	1,300,000	1,300,000
Montclair Township Bond Anticipation Notes & Water Utilities,
1.500%, due 03/09/12	1,300,000	1,305,852
New York City Housing Development Corp. Multi-Family Rental Housing Revenue (Royal Properties), Series A (FNMA Insured),
0.060%, VRD	300,000	300,000
New York State Dormitory Authority Revenue Non-State Supported Debt (Columbia University), Series B,
0.040%, VRD	300,000	300,000
North Brunswick Township Bond Anticipation Notes,
1.250%, due 08/11/11	1,500,000	1,501,510
Port Authority of New York & New Jersey (JP Morgan PUTTERs, Series 3090),
0.180%, VRD[1,2,3]	3,335,000	3,335,000
Private Colleges & Universities Authority Revenue (Emory University), Series C-4,
0.040%, VRD	1,650,000	1,650,000
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue, Series A,
0.040%, VRD	2,000,000	2,000,000
Puerto Rico Commonwealth Refunding (Public Improvement), Subseries C, (AGM Insured),
0.040%, VRD	10,000,000	10,000,000
Ringwood Borough Bond Anticipation Notes,
1.500%, due 11/04/11	1,500,000	1,503,594
Rutgers State University Refunding, Series A,
0.030%, VRD	5,865,000	5,865,000

UBS RMA New Jersey Municipal Money Fund

Statement of net assets—June 30, 2011

	Face amount	Value
Municipal bonds and notes—(concluded)
Rutgers State University, Series G,
0.030%, VRD	$6,920,000	$6,920,000
Union County Industrial Pollution Control Financing Authority Pollution Control Revenue Refunding (ExxonMobil Project),
0.020%, VRD	7,150,000	7,150,000
Total municipal bonds and notes (cost—$207,014,164)		207,014,164
Tax-exempt commercial paper—9.09%
Columbia University,
0.170%, due 07/01/11	7,890,000	7,890,000
New Jersey Economic Development Authority (Keystone Energy Service Co.),
0.230%, due 10/07/11	10,000,000	10,000,000
Princeton University,
0.130%, due 09/07/11	2,830,000	2,830,000
Total tax-exempt commercial paper (cost—$20,720,000)		20,720,000
Total investments (cost—$227,734,164 which approximates cost for federal income tax purposes)—99.94%		227,734,164
Other assets in excess of liabilities—0.06%		141,790
Net assets (applicable to 227,871,603 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$227,875,954

For a listing of defined portfolio acronyms that are used throughout the Statement of net assets, please refer to page 92.

1  Security subject to Alternative Minimum Tax.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 1.46% of net assets as of June 30, 2011, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  The Fund does not directly own the municipal security indicated; the Fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the Fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

UBS RMA New Jersey Municipal Money Fund

Statement of net assets—June 30, 2011

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the Fund's investments.

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$207,014,164	$—	$207,014,164
Tax-exempt commercial paper	—	20,720,000	—	20,720,000
Total	$—	$227,734,164	$—	$227,734,164

Weighted average maturity—18 days

Portfolio acronyms:

AGM  Assured Guaranty Municipal Corporation

AMBAC  American Municipal Bond Assurance Corporation

CCAO  County Commissioners Association of Ohio

CR  Custodial Receipts

FGIC  Financial Guaranty Insurance Company

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GTD  Guaranteed

NATL-RE  National Reinsurance

PSF  Permanent School Fund

PUTTERs  Puttable Tax-Exempt Receipts

ROCS  Reset Option Certificates

VRD  Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of June 30, 2011 and reset periodically.

See accompanying notes to financial statements

UBS RMA

Understanding your fund's expenses (unaudited)

As a shareholder of the Funds*, you incur ongoing costs, including management fees, service fees (12b-1 or non-12b-1 fees) and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 to June 30, 2011.

Actual expenses

The first line in the following table for each Fund provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each respective Fund under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the following table for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

*  Collectively refers to UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio, UBS RMA Tax-Free Fund Inc., UBS RMA California Municipal Money Fund, UBS RMA New York Municipal Money Fund and UBS RMA New Jersey Municipal Money Fund.

UBS RMA

Understanding your fund's expenses (unaudited) (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line of the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

The examples do not reflect Resource Management Account® (RMA®) Program, Business Services Account BSA® Program or other similar program fees as these are external to the Funds and relate to those programs.

UBS RMA Money Market Portfolio

	Beginning account value January 1, 2011	Ending account value[1] June 30, 2011	Expenses paid during period[2] 01/01/11 - 06/30/11	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$1.19	0.24%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.60	1.20	0.24

1  "Actual—Ending account value" may not be reflective of a shareholder's actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor's account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

2  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS RMA

Understanding your fund's expenses (unaudited) (continued)

1  "Actual—Ending account value" may not be reflective of a shareholder's actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor's account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

2  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

UBS RMA U.S. Government Portfolio

	Beginning account value January 1, 2011	Ending account value[1] June 30, 2011	Expenses paid during period[2] 01/01/11 - 06/30/11	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$0.79	0.16%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.00	0.80	0.16

UBS RMA Tax-Free Fund Inc.

	Beginning account value January 1, 2011	Ending account value[1] June 30, 2011	Expenses paid during period[2] 01/01/11 - 06/30/11	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$1.09	0.22%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.70	1.10	0.22

UBS RMA California Municipal Money Fund

	Beginning account value January 1, 2011	Ending account value[1] June 30, 2011	Expenses paid during period[2] 01/01/11 - 06/30/11	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$1.09	0.22%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.70	1.10	0.22

UBS RMA

Understanding your fund's expenses (unaudited) (concluded)

UBS RMA New York Municipal Money Fund

	Beginning account value January 1, 2011	Ending account value[1] June 30, 2011	Expenses paid during period[2] 01/01/11 - 06/30/11	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$1.09	0.22%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.70	1.10	0.22

UBS RMA New Jersey Municipal Money Fund

	Beginning account value January 1, 2011	Ending account value[1] June 30, 2011	Expenses paid during period[2] 01/01/11 - 06/30/11	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$1.04	0.21%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.75	1.05	0.21

1  "Actual—Ending account value" may not be reflective of a shareholder's actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor's account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

2  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

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UBS RMA

Statement of operations

	For the year ended June 30, 2011
	Money Market Portfolio	U.S. Government Portfolio
Investment income:
Interest	$39,799,848	$7,184,372
Securities lending income (includes $1,705; $0; $0; $0; $0; $0, respectively, earned from an affiliated entity)	13,388	—
	39,813,236	7,184,372
Expenses:
Investment advisory and administration fees	65,492,032	13,299,365
Service fees	19,753,799	4,754,115
Transfer agency and related services fees	6,306,607	415,620
Custody and accounting fees	1,993,292	482,638
Insurance fees	347,852	94,187
Reports and notices to shareholders	338,199	29,586
State registration fees	221,238	51,156
Directors'/Trustees' fees	132,695	41,755
Professional fees	130,889	124,122
Other expenses	93,621	30,081
	94,810,224	19,322,625
Less: Fee waivers and/or expense reimbursements by investment advisor/administrator	(56,476,887)	(12,496,609)
Net expenses	38,333,337	6,826,016
Net investment income	1,479,899	358,356
Net realized gains	32,206	14,172
Net increase in net assets resulting from operations	$1,512,105	$372,528

See accompanying notes to financial statements

	For the year ended June 30, 2011
	Tax-Free Fund	California Municipal Money Fund	New York Municipal Money Fund	New Jersey Municipal Money Fund
Investment income:
Interest	$11,010,490	$2,249,350	$2,023,987	$620,452
Securities lending income (includes $1,705; $0; $0; $0; $0; $0, respectively, earned from an affiliated entity)	—	—	—	—
	11,010,490	2,249,350	2,023,987	620,452
Expenses:
Investment advisory and administration fees	17,103,818	4,025,480	3,637,247	1,156,552
Service fees	5,826,371	1,232,438	1,088,815	308,414
Transfer agency and related services fees	1,397,319	245,355	223,366	71,677
Custody and accounting fees	589,764	125,186	110,401	34,654
Insurance fees	111,699	23,975	21,820	6,744
Reports and notices to shareholders	72,941	23,034	20,378	12,538
State registration fees	78,350	31,737	26,511	31,320
Directors'/Trustees' fees	48,322	20,868	20,075	15,601
Professional fees	137,200	124,700	124,300	110,750
Other expenses	80,565	24,079	22,241	12,859
	25,446,349	5,876,852	5,295,154	1,761,109
Less: Fee waivers and/or expense reimbursements by investment advisor/administrator	(14,873,765)	(3,720,481)	(3,353,140)	(1,166,383)
Net expenses	10,572,584	2,156,371	1,942,014	594,726
Net investment income	437,906	92,979	81,973	25,726
Net realized gains	10,478	—	1,996	—
Net increase in net assets resulting from operations	$448,384	$92,979	$83,969	$25,726

See accompanying notes to financial statements

UBS RMA

Statement of changes in net assets

	For the years ended June 30,
	2011	2010
UBS RMA Money Market Portfolio
From operations:
Net investment income	$1,479,899	$1,513,804
Net realized gain (loss)	32,206	(19,951)
Net increase in net assets resulting from operations	1,512,105	1,493,853
Dividends and distributions to shareholders from:
Net investment income	(1,479,899)	(1,513,804)
Net realized gains	(510,365)	(1,084,584)
Total dividends and distributions to shareholders	(1,990,264)	(2,598,388)
Net increase (decrease) in net assets from capital share transactions	987,603,236	(2,069,858,247)
Net increase (decrease) in net assets	987,125,077	(2,070,962,782)
Net assets:
Beginning of year	14,391,540,709	16,462,503,491
End of year	$15,378,665,786	$14,391,540,709
Accumulated undistributed net investment income	$—	$—
UBS RMA U.S. Government Portfolio
From operations:
Net investment income	$358,356	$416,608
Net realized gain	14,172	51,764
Net increase in net assets resulting from operations	372,528	468,372
Dividends and distributions to shareholders from:
Net investment income	(358,356)	(416,608)
Net realized gains	(16,235)	(584,854)
Total dividends and distributions to shareholders	(374,591)	(1,001,462)
Net increase (decrease) in net assets from capital share transactions	17,599,414	(1,035,551,935)
Net increase (decrease) in net assets	17,597,351	(1,036,085,025)
Net assets:
Beginning of year	3,626,298,827	4,662,383,852
End of year	$3,643,896,178	$3,626,298,827
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

UBS RMA

Statement of changes in net assets

	For the years ended June 30,
	2011	2010
UBS RMA Tax-Free Fund
From operations:
Net investment income	$437,906	$508,696
Net realized gain	10,478	44,963
Net increase in net assets resulting from operations	448,384	553,659
Dividends and distributions to shareholders from:
Net investment income	(437,906)	(508,696)
Net realized gains	(19,989)	(91,052)
Total dividends and distributions to shareholders	(457,895)	(599,748)
Net decrease in net assets from capital share transactions	(325,036,533)	(1,427,311,553)
Net decrease in net assets	(325,046,044)	(1,427,357,642)
Net assets:
Beginning of year	4,433,259,670	5,860,617,312
End of year	$4,108,213,626	$4,433,259,670
Accumulated undistributed net investment income	$—	$—
UBS RMA California Municipal Money Fund
From operations:
Net investment income	$92,979	$110,657
Net realized gain	—	21,757
Net increase in net assets resulting from operations	92,979	132,414
Dividends and distributions to shareholders from:
Net investment income	(92,979)	(110,657)
Net realized gains	—	(144,363)
Total dividends and distributions to shareholders	(92,979)	(255,020)
Net decrease in net assets from beneficial interest transactions	(120,352,674)	(216,063,981)
Net decrease in net assets	(120,352,674)	(216,186,587)
Net assets:
Beginning of year	1,002,907,239	1,219,093,826
End of year	$882,554,565	$1,002,907,239
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

UBS RMA

Statement of changes in net assets

	For the years ended June 30,
	2011	2010
UBS RMA New York Municipal Money Fund
From operations:
Net investment income	$81,973	$97,782
Net realized gain	1,996	7,181
Net increase in net assets resulting from operations	83,969	104,963
Dividends and distributions to shareholders from:
Net investment income	(81,973)	(97,782)
Net realized gains	(7,181)	—
Total dividends and distributions to shareholders	(89,154)	(97,782)
Net decrease in net assets from beneficial interest transactions	(103,915,748)	(225,860,687)
Net decrease in net assets	(103,920,933)	(225,853,506)
Net assets:
Beginning of year	864,270,355	1,090,123,861
End of year	$760,349,422	$864,270,355
Accumulated undistributed net investment income	$—	$—
UBS RMA New Jersey Municipal Money Fund
From operations:
Net investment income	$25,726	$29,939
Net realized gain	—	2,420
Net increase in net assets resulting from operations	25,726	32,359
Dividends and distributions to shareholders from:
Net investment income	(25,726)	(29,939)
Net realized gains	(2,419)	—
Total dividends and distributions to shareholders	(28,145)	(29,939)
Net decrease in net assets from beneficial interest transactions	(43,913,469)	(27,992,551)
Net decrease in net assets	(43,915,888)	(27,990,131)
Net assets:
Beginning of year	271,791,842	299,781,973
End of year	$227,875,954	$271,791,842
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

UBS RMA Money Market Portfolio

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	Years ended June 30,
	2011[1]	2010	2009	2008	2007
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[2]	0.000[2]	0.010	0.036	0.048
Dividends from net investment income	(0.000)[2]	(0.000)[2]	(0.010)	(0.036)	(0.048)
Distributions from net realized gains	(0.000)[2]	(0.000)[2]	(0.000)[2]	—	—
Total dividends and distributions	(0.000)[2]	(0.000)[2]	(0.010)	(0.036)	(0.048)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[3]	0.01%	0.02%	1.06%	3.74%	4.87%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by investment advisor/administrator	0.64%	0.70%	0.71%	0.69%	0.71%
Expenses after fee waivers and/or expense reimbursements by investment advisor/administrator	0.26%	0.26%	0.58%	0.56%[4]	0.58%
Net investment income	0.01%	0.01%	1.02%	3.58%	4.76%
Supplemental data:
Net assets, end of year (000's)	$15,378,666	$14,391,541	$16,462,503	$16,791,306	$13,138,666

1  The investment advisory and administration functions for the Portfolio were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. ("UBS Global AM") on March 1, 2011. As a result, the Portfolio no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.

2  Amount represents less than $0.0005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

4  In addition to the waiver of advisory and administration fees by UBS Financial Services Inc., the Portfolio was reimbursed in the amount of $877,352 for overcharges related to prior fiscal periods for postage related expenses. The reimbursement represents less than 0.005%.

See accompanying notes to financial statements

UBS RMA U.S. Government Portfolio

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	Years ended June 30,
	2011[1]	2010	2009	2008	2007
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[2]	0.000[2]	0.005	0.029	0.046
Dividends from net investment income	(0.000)[2]	(0.000)[2]	(0.005)	(0.029)	(0.046)
Distributions from net realized gains	(0.000)[2]	(0.000)[2]	(0.000)[2]	—	—
Total dividends and distributions	(0.000)[2]	(0.000)[2]	(0.005)	(0.029)	(0.046)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[3]	0.01%	0.02%	0.52%	2.93%	4.67%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by investment advisor/administrator	0.54%	0.55%	0.56%	0.58%	0.63%
Expenses after fee waivers and/or expense reimbursements by investment advisor/administrator	0.19%	0.22%	0.53%	0.58%[4]	0.63%
Net investment income	0.01%	0.01%	0.37%	2.56%	4.58%
Supplemental data:
Net assets, end of year (000's)	$3,643,896	$3,626,299	$4,662,384	$2,378,477	$1,027,191

1  The investment advisory and administration functions for the Portfolio were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. ("UBS Global AM") on March 1, 2011. As a result, the Portfolio no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.

2  Amount represents less than $0.0005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

4  The Portfolio was reimbursed by UBS Financial Services Inc. in the amount of $29,175 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

See accompanying notes to financial statements

UBS RMA Tax-Free Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	Years ended June 30,
	2011[1]	2010	2009	2008	2007
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[2]	0.000[2]	0.007	0.023	0.030
Dividends from net investment income	(0.000)[2]	(0.000)[2]	(0.007)	(0.023)	(0.030)
Distributions from net realized gains	(0.000)[2]	(0.000)[2]	(0.000)[2]	—	—
Total dividends and distributions	(0.000)[2]	(0.000)[2]	(0.007)	(0.023)	(0.030)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[3]	0.01%	0.01%	0.71%	2.35%	3.07%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by investment advisor/administrator	0.58%	0.59%	0.60%	0.57%	0.59%
Expenses after fee waivers and/or expense reimbursements by investment advisor/administrator	0.24%	0.27%	0.57%	0.57%[4]	0.59%
Net investment income	0.01%	0.01%	0.70%	2.21%	3.03%
Supplemental data:
Net assets, end of year (000's)	$4,108,214	$4,433,260	$5,860,617	$7,442,948	$4,902,889

1  The investment advisory and administration functions for the Fund were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. ("UBS Global AM") on March 1, 2011. As a result, the Fund no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.

2  Amount represents less than $0.0005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

4  The Fund was reimbursed by UBS Financial Services Inc. in the amount of $49,815 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

See accompanying notes to financial statements

UBS RMA California Municipal Money Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended June 30,
	2011[1]	2010	2009	2008	2007
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[2]	0.000[2]	0.006	0.022	0.029
Dividends from net investment income	(0.000)[2]	(0.000)[2]	(0.006)	(0.022)	(0.029)
Distributions from net realized gains	—	(0.000)[2]	(0.000)[2]	(0.000)[2]	—
Total dividends and distributions	(0.000)[2]	(0.000)[2]	(0.006)	(0.022)	(0.029)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[3]	0.01%	0.02%	0.63%	2.24%	2.93%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by investment advisor/administrator	0.63%	0.64%	0.62%	0.59%	0.62%
Expenses after fee waivers and/or expense reimbursements by investment advisor/administrator	0.23%	0.23%	0.54%	0.59%[4]	0.62%
Net investment income	0.01%	0.01%	0.64%	2.10%	2.89%
Supplemental data:
Net assets, end of year (000's)	$882,555	$1,002,907	$1,219,094	$1,762,809	$1,228,688

1  The investment advisory and administration functions for the Fund were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. ("UBS Global AM") on March 1, 2011. As a result, the Fund no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.

2  Amount represents less than $0.0005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

4  The Fund was reimbursed by UBS Financial Services Inc. in the amount of $11,143 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

See accompanying notes to financial statements

UBS RMA New York Municipal Money Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended June 30,
	2011[1]	2010	2009	2008	2007
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[2]	0.000[2]	0.006	0.021	0.029
Dividends from net investment income	(0.000)[2]	(0.000)[2]	(0.006)	(0.021)	(0.029)
Distributions from net realized gains	(0.000)[2]	—	(0.000)[2]	—	—
Total dividends and distributions	(0.000)[2]	(0.000)[2]	(0.006)	(0.021)	(0.029)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[3]	0.01%	0.01%	0.65%	2.23%	2.95%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by investment advisor/administrator	0.65%	0.65%	0.63%	0.61%	0.67%
Expenses after fee waivers and/or expense reimbursements by investment advisor/administrator	0.24%	0.24%	0.55%	0.61%[4]	0.67%
Net investment income	0.01%	0.01%	0.66%	2.03%	2.92%
Supplemental data:
Net assets, end of year (000's)	$760,349	$864,270	$1,090,124	$1,412,899	$832,590

1  The investment advisory and administration functions for the Fund were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. ("UBS Global AM") on March 1, 2011. As a result, the Fund no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.

2  Amount represents less than $0.0005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

4  The Fund was reimbursed by UBS Financial Services Inc. in the amount of $9,385 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

See accompanying notes to financial statements

UBS RMA New Jersey Municipal Money Fund

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

	Years ended June 30,
	2011[1]	2010	2009	2008	2007
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[2]	0.000[2]	0.006	0.020	0.028
Dividends from net investment income	(0.000)[2]	(0.000)[2]	(0.006)	(0.020)	(0.028)
Distributions from net realized gains	(0.000)[2]	—	(0.000)[2]	—	—
Total dividends and distributions	(0.000)[2]	(0.000)[2]	(0.006)	(0.020)	(0.028)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[3]	0.01%	0.01%	0.58%	2.05%	2.85%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by investment advisor/administrator	0.69%	0.69%	0.69%	0.68%	0.75%
Expenses after fee waivers and/or expense reimbursements by investment advisor/administrator	0.23%	0.27%	0.61%	0.68%[4]	0.75%
Net investment income	0.01%	0.01%	0.56%	1.83%	2.82%
Supplemental data:
Net assets, end of year (000's)	$227,876	$271,792	$299,782	$345,615	$179,725

1  The investment advisory and administration functions for the Fund were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. ("UBS Global AM") on March 1, 2011. As a result, the Fund no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.

2  Amount represents less than $0.0005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

4  The Fund was reimbursed by UBS Financial Services Inc. in the amount of $2,454 for overcharges related to prior fiscal periods for postage related expenses. The ratio excluding the reimbursement is the same since the reimbursement represents less than 0.005%.

See accompanying notes to financial statements

UBS RMA

Notes to financial statements

Organization and significant accounting policies

UBS RMA Money Fund Inc. (the "Corporation") and UBS RMA Tax-Free Fund Inc. ("RMA Tax-Free") were organized under the laws of Maryland on July 2, 1982 and are registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. RMA Tax-Free is a diversified mutual fund and the Corporation is a series mutual fund and currently has three portfolios, each of which are diversified series: UBS RMA Money Market Portfolio ("Money Market Portfolio"), UBS RMA U.S. Government Portfolio ("U.S. Government Portfolio") and UBS Retirement Money Fund. The financial statements of UBS Retirement Money Fund are not included herein.

UBS Managed Municipal Trust ("Managed Municipal Trust") and UBS Municipal Money Market Series ("Municipal Money Market Series") were organized under Massachusetts law by Declarations of Trust dated November 21, 1986 and September 14, 1990, respectively, and are registered with the SEC under the 1940 Act as open-end management investment companies. Managed Municipal Trust currently offers two non-diversified series: UBS RMA California Municipal Money Fund ("RMA California") and UBS RMA New York Municipal Money Fund ("RMA New York"). Municipal Money Market Series currently offers one non-diversified series: UBS RMA New Jersey Municipal Money Fund ("RMA New Jersey"), and when referred together with Money Market Portfolio, U.S. Government Portfolio, RMA Tax-Free, RMA California and RMA New York (collectively, the "Funds").

Each Trust or Corporation accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

In the normal course of business the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may

UBS RMA

Notes to financial statements

be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Funds attempt to maintain a stable net asset value of $1.00 per share; the Funds have adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable them to do so. As with any money market fund, there is no assurance, however, that the Funds will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standard Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Funds' financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Funds is performed in an effort to ensure that amortized cost approximates market value.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Funds' investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

UBS RMA

Notes to financial statements

Level 3—Unobservable inputs inclusive of the Funds' own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of each Funds' Statement of net assets.

In January 2010, FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Funds' financial statement disclosures.

Repurchase agreements

Each Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Funds and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds generally have the right to

UBS RMA

Notes to financial statements

liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). Money Market Portfolio and U.S. Government Portfolio may engage in repurchase agreements as part of normal investing strategies; the other Funds generally would only engage in repurchase agreement transactions as temporary or defensive investments.

Under certain circumstances, a Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income

Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either

UBS RMA

Notes to financial statements

considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country or region.

Additionally, RMA California, RMA New York and RMA New Jersey follow an investment policy of investing primarily in municipal obligations of one state under normal market conditions. Economic changes affecting each state and certain of its public bodies and municipalities may affect the ability of issuers within each state to pay interest on, or repay principal of, municipal obligations held by each of those Funds.

Investment advisor and administrator

Each Fund's Board approved the transfer of the applicable investment advisory and administration contract (each an "Advisory Contract") from UBS Financial Services Inc., the Funds' prior investment advisor and administrator, to UBS Global AM, effective March 1, 2011. Previously, UBS Global AM served as the investment sub-advisor and sub-administrator of the Funds pursuant to sub-advisory and sub-administration contracts between UBS Financial Services Inc. and UBS Global AM (each, a "Sub-Advisory Contract"). UBS Global AM has the same contractual rights and responsibilities under each Advisory Contract as those previously held by UBS Financial Services Inc., except that the contractual fee rates have been reduced and additional contractual fee breakpoint levels added (except with respect to RMA New Jersey). The Sub-Advisory Contracts terminated effective as of the close of business on February 28, 2011. (Concurrently, fees paid under each Fund's shareholder services plan (except RMA New Jersey) increased as discussed further below; the fee modifications resulted in an overall decrease in the aggregate contractual management and service fees payable by each Fund, except RMA New Jersey, where the fees were unchanged.). Effective March 1, 2011, each

UBS RMA

Notes to financial statements

Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedules:

Average daily net assets	Annual rate
Money Market Portfolio:
Up to $1 billion	0.450%
In excess of $1 billion up to $1.5 billion	0.415%
In excess of $1.5 billion up to $5 billion	0.335%
In excess of $5 billion up to $10 billion	0.325%
In excess of $10 billion up to $15 billion	0.315%
In excess of $15 billion up to $20 billion	0.305%
Over $20 billion	0.275%†
U.S. Government Portfolio:
Up to $300 million	0.450%
In excess of $300 million up to $750 million	0.415%
In excess of $750 million up to $1.5 billion	0.335%
In excess of $1.5 billion up to $5 billion	0.325%
In excess of $5 billion up to $10 billion	0.315%
In excess of $10 billion up to $15 billion	0.305%
In excess of $15 billion up to $20 billion	0.275%
Over $20 billion	0.265%
RMA Tax-Free:
Up to $1 billion	0.450%
In excess of $1 billion up to $1.5 billion	0.415%
In excess of $1.5 billion up to $5 billion	0.335%
In excess of $5 billion up to $10 billion	0.325%
In excess of $10 billion up to $15 billion	0.315%
In excess of $15 billion up to $20 billion	0.305%
Over $20 billion	0.275%
RMA California and RMA New York:
Up to $300 million	0.450%
In excess of $300 million up to $750 million	0.415%
In excess of $750 million up to $1.5 billion	0.335%
In excess of $1.5 billion up to $5 billion	0.325%
Over $5 billion	0.315%
RMA New Jersey:
Up to $300 million	0.450%
In excess of $300 million up to $750 million	0.390%
Over $750 million	0.310%

†  UBS Global AM has contractually agreed to cap Money Market Portfolio's aggregate management and shareholder services fees (paid pursuant to the Portfolio's

UBS RMA

Notes to financial statements

shareholder services plan) so that the total of these fees does not exceed 0.50% of the Portfolio's average daily net assets. This cap results in an effective investment advisory and administration fee rate not to exceed 0.35% of the Portfolio's average daily net assets. (UBS Global AM is waiving a portion of its advisory and administration fees to offset the shareholder services fees, and the contractual cap continues for as long as the Portfolio's shareholder services plan remains in effect).

Prior to March 1, 2011 each Fund paid UBS Financial Services Inc. an investment advisory and administration fee, which was accrued daily and paid monthly, in accordance with the following schedules:

Average daily net assets	Annual rate
Money Market Portfolio:
All	0.50	%†

†  Effective November 12, 2009 through February 28, 2011, UBS Financial Services Inc. agreed to waive portions of its investment advisory and administration fee for Money Market Portfolio so that the fee rate was reduced to the following: up to $1.0 billion in average daily net assets—0.50%; in excess of $1.0 billion up to $1.5 billion in average daily net assets—0.44%; in excess of $1.5 billion up to $5.0 billion in average daily net assets—0.36%; in excess of $5.0 billion up to $10.0 billion in average daily net assets—0.35%; in excess of $10.0 billion up to $15.0 billion in average daily net assets—0.34%; in excess of $15.0 billion up to $20.0 billion in average daily net assets—0.33%; and over $20.0 billion in average daily net assets—0.30%. Prior to November 12, 2009, UBS Financial Services Inc. had contractually agreed to waive portions of its investment advisory and administration fee for the Portfolio so that the rates were reduced to the following: up to $1.0 billion in average daily net assets—0.50%; in excess of $1.0 billion up to $1.5 billion in average daily net assets—0.44%; and over $1.5 billion in average daily net assets—0.36%. The waivers effective November 12, 2009, reflected additional breakpoints on fees when assets exceeded $5 billion. UBS Financial Services Inc. had further agreed to cap the Portfolio's aggregate management and shareholder services fees (paid pursuant to the Portfolio's shareholder services plan) so that the total of these did not exceed 0.50% of the Portfolio's average daily net assets. This cap resulted in an effective investment advisory and administration fee rate not to exceed 0.375% of the Portfolio's average daily net assets. (UBS Financial Services Inc. was waiving a portion of its advisory and administration fees to offset the shareholder services fees, and the cap continued for as long as the Portfolio's shareholder services plan was in effect). Accordingly, for the period July 1, 2010 to February 28, 2011, UBS Financial Services Inc. waived $13,296,537 of its investment advisory and administration fees from the Portfolio.

UBS RMA

Notes to financial statements

Average daily net assets	Annual rate
U.S. Government Portfolio††, RMA California and RMA New York:
Up to $300 million	0.50%
In excess of $300 million up to $750 million	0.44%
Over $750 million	0.36%
RMA New Jersey:
Up to $300 million	0.45%
In excess of $300 million up to $750 million	0.39%
Over $750 million	0.31%
RMA Tax-Free††:
Up to $1.0 billion	0.50%
In excess of $1.0 billion up to $1.5 billion	0.44%
Over $1.5 billion	0.36%

††  Effective November 12, 2009 through February 28, 2011, UBS Financial Services Inc. had agreed to waive portions of its investment advisory and administration fee for the U.S. Government Portfolio and RMA Tax-Free so that the fee for each was further reduced to the following for assets in excess of $5 billion: in excess of $5.0 billion up to $10.0 billion in average daily net assets—0.35%; in excess of $10.0 billion up to $15.0 billion in average daily net assets—0.34%; in excess of $15.0 billion up to $20.0 billion in average daily net assets—0.33%; and over $20.0 billion in average daily net assets—0.30%.

At June 30, 2011, the Funds owed (or are owed by) UBS Global AM for investment advisory and administration fees, net of fee waivers and/or expense reimbursements as follows:

Money Market Portfolio	$1,725,617
U.S. Government Portfolio	227,241
RMA Tax-Free	396,871
RMA California	63,363
RMA New York	50,237
RMA New Jersey	(153)

In addition to the above arrangements, UBS Global AM has undertaken to waive fees and/or reimburse expenses in the event that current Fund yields drop below a certain level. This additional undertaking is voluntary and not contractual and may be terminated at any time. For the year ended June 30, 2011, UBS Financial Services Inc. and/or UBS Global AM

UBS RMA

Notes to financial statements

voluntarily waived investment advisory and administration fees as follows (these amounts are in addition to the waivers noted above):

Money Market Portfolio	$35,538,769
U.S. Government Portfolio	10,817,821
RMA Tax-Free	12,723,722
RMA California	3,289,239
RMA New York	2,961,173
RMA New Jersey	1,070,171

As noted above, UBS Global AM served as the Funds' sub-advisor and sub-administrator through the close of business on February 28, 2011. In accordance with the Sub-Advisory Contracts, UBS Financial Services Inc. (not the Funds) paid UBS Global AM aggregate fees, accrued daily and paid monthly, at an annual rate of 0.08% of the respective Funds' average daily net assets.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Funds may conduct transactions, resulting in him being an interested board member of the Funds. The Funds have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended June 30, 2011, the Funds purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

Money Market Portfolio	$71,851,014,526
U.S. Government Portfolio	64,674,989,792
RMA Tax-Free	1,642,556,000
RMA California	374,560,000
RMA New York	587,815,000
RMA New Jersey	120,097,000

UBS RMA

Notes to financial statements

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Funds' investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Shareholder services plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Funds' shares and has appointed UBS Financial Services Inc. as a dealer for the sale of the Funds' shares. Under the shareholder service plans, Money Market Portfolio, U.S. Government Portfolio, RMA Tax-Free, RMA California and RMA New York pay UBS Global AM (US) a monthly service fee, which is accrued daily and paid monthly at an annual rate of up to 0.15% of average daily net assets, and RMA New Jersey is authorized to pay at the annual rate of up to 0.12% of average daily net assets, for providing certain shareholder services. Concurrent with the transfers noted above under "Investment advisor and administrator", with the exception of RMA New Jersey, each Fund's Board approved an increase in the service fees paid by each Fund to UBS Global AM (US) to the upper rate allowable under the related shareholder services plan. Effective March 1, 2011, UBS Global AM (US) is compensated for providing such services at the annual rate of 0.15% of each Fund's average daily net assets, except for RMA New Jersey, which pays at the unchanged annual rate of 0.12% of its average daily net assets. Prior to March 1, 2011, UBS Global AM (US) was compensated for providing such services at the annual rate of 0.125% of each Fund's average daily net assets, except for RMA New Jersey, which paid at the annual rate of 0.12% of its average daily net assets. At June 30, 2011, given the impact of voluntary fee waivers, the Funds did

UBS RMA

Notes to financial statements

not owe UBS Global AM (US) for such service fees. For the year ended June 30, 2011, UBS Global AM (US) voluntarily waived service fees as follows:

Money Market Portfolio	$7,641,581
U.S. Government Portfolio	1,678,788
RMA Tax-Free	2,150,043
RMA California	431,242
RMA New York	391,967
RMA New Jersey	96,212

Transfer agency related services

UBS Financial Services Inc. provides certain services to the Funds pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Funds' transfer agent, and was compensated for these services by BNY Mellon, not the Funds.

For the year ended June 30, 2011, UBS Financial Services Inc. received from BNY Mellon, not the Funds, total delegated services fees as follows:

Money Market Portfolio	$3,885,179
U.S. Government Portfolio	251,664
RMA Tax-Free	865,006
RMA California	152,711
RMA New York	135,939
RMA New Jersey	46,475

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may

UBS RMA

Notes to financial statements

bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Funds' lending agent. At June 30, 2011, the Funds did not have any securities on loan.

Bank line of credit

RMA Tax-Free, RMA California, RMA New York and RMA New Jersey participate with certain other funds managed or advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Fund has agreed to pay commitment fees, pro rata, based on the relative asset size of the Funds in the Committed Credit Facility. Interest is charged to each Fund at the prevailing rates in effect at the time of borrowings. For the year ended June 30, 2011, the Funds did not borrow under the Committed Credit Facility.

Other liabilities and components of net assets

At June 30, 2011, the Funds had the following liabilities outstanding:

	Dividends payable	Payable for investments purchased	Other accrued expenses*
Money Market Portfolio	$29,655	$—	$1,701,735
U.S. Government Portfolio	6,709	—	241,000
RMA Tax-Free	7,921	163,575,882	464,461
RMA California	1,647	54,936,800	146,308
RMA New York	1,482	7,114,730	137,591
RMA New Jersey	442	—	81,590

* Excludes investment advisory and administration and service fees.

UBS RMA

Notes to financial statements

At June 30, 2011, the components of net assets for each of the Funds were as follows:

	Accumulated paid in capital	Accumulated net realized gain (loss)	Total net assets
Money Market Portfolio	$15,378,536,220	$129,566	$15,378,665,786
U.S. Government Portfolio	3,643,902,887	(6,709)	3,643,896,178
RMA Tax-Free	4,108,199,190	14,436	4,108,213,626
RMA California	882,529,612	24,953	882,554,565
RMA New York	760,316,006	33,416	760,349,422
RMA New Jersey	227,870,869	5,085	227,875,954

Capital share transactions

There are 60 billion $0.001 par value shares of common stock authorized for the Money Market Portfolio, 10 billion $0.001 par value shares of common stock authorized for the U.S. Government Portfolio and 20 billion $0.001 par value shares of common stock authorized for RMA Tax-Free. Transactions in capital shares, at $1.00 per share, were as follows:

For the year ended June 30, 2011:	Money Market Portfolio	U.S. Government Portfolio	RMA Tax-Free
Shares sold	138,735,842,090	24,967,559,547	26,645,983,816
Shares repurchased	(137,750,138,350)	(24,950,324,001)	(26,971,462,981)
Dividends reinvested	1,899,496	363,868	442,632
Net increase (decrease) in shares outstanding	987,603,236	17,599,414	(325,036,533)

For the year ended June 30, 2010:	Money Market Portfolio	U.S. Government Portfolio	RMA Tax-Free
Shares sold	134,055,666,689	28,646,367,579	29,562,972,125
Shares repurchased	(136,128,012,860)	(29,682,903,311)	(30,990,865,413)
Dividends reinvested	2,487,924	983,797	581,735
Net decrease in shares outstanding	(2,069,858,247)	(1,035,551,935)	(1,427,311,553)

UBS RMA

Notes to financial statements

Beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized for RMA California, RMA New York and RMA New Jersey. Transactions in shares of beneficial interest, at $1.00 per share were as follows:

For the year ended June 30, 2011:	RMA California	RMA New York	RMA New Jersey
Shares sold	5,639,659,770	4,906,950,671	1,415,042,302
Shares repurchased	(5,760,102,529)	(5,010,952,662)	(1,458,983,148)
Dividends reinvested	90,085	86,243	27,377
Net decrease in shares outstanding	(120,352,674)	(103,915,748)	(43,913,469)

For the year ended June 30, 2010:	RMA California	RMA New York	RMA New Jersey
Shares sold	6,594,127,657	5,316,328,574	1,606,635,271
Shares repurchased	(6,810,442,051)	(5,542,284,157)	(1,634,656,886)
Dividends reinvested	250,413	94,896	29,064
Net decrease in shares outstanding	(216,063,981)	(225,860,687)	(27,992,551)

Federal tax status

Each Fund intends to distribute all or substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of their net investment income, net realized capital gains and certain other amounts, if any, the Funds intend not to be subject to a federal excise tax.

The tax character of all distributions paid to shareholders by the Money Market Portfolio and U.S. Government Portfolio during the fiscal years ended June 30, 2011 and June 30, 2010 was ordinary income. The tax character of all distributions paid to shareholders by RMA Tax-Free,

UBS RMA

Notes to financial statements

RMA California, RMA New York and RMA New Jersey during the fiscal years ended June 30, 2011 and June 30, 2010 were as follows:

For the year ended June 30, 2011:	RMA Tax-Free	RMA California	RMA New York	RMA New Jersey
Tax-exempt income	$437,906	$92,979	$81,973	$25,725
Ordinary income	9,494	—	7,181	2,420
Long-term capital gains	10,495	—	—	—
Total distributions paid	$457,895	$92,979	$89,154	$28,145

For the year ended June 30, 2010:	RMA Tax-Free	RMA California	RMA New York	RMA New Jersey
Tax-exempt income	$506,682	$110,443	$97,299	$29,781
Ordinary income	8,865	29,064	483	158
Long-term capital gains	84,201	115,513	—	—
Total distributions paid	$599,748	$255,020	$97,782	$29,939

At June 30, 2011, the components of accumulated earnings on a tax basis for each of the Funds were as follows:

	Ordinary income	Tax-exempt income	Long-term capital gains	Accumulated capital and other losses	Total tax basis accumulated earnings
Money Market Portfolio	$159,221	$—	$—	$—	$159,221
U.S. Government Portfolio	—	—	—	—	—
RMA Tax-Free	7,459	11,879	3,019	—	22,357
RMA California	—	26,601	—	(1)	26,600
RMA New York	—	32,902	1,996	—	34,898
RMA New Jersey	—	5,527	—	—	5,527

To reflect reclassifications arising from permanent "book/tax" differences for the year ended June 30, 2011, the U.S. Government Portfolio's accumulated paid in capital was decreased by $2,444 and accumulated net realized loss was decreased by $2,444. These differences are due to distributions in excess of net investment income.

UBS RMA

Notes to financial statements

As of and during the year ended June 30, 2011, the Funds did not have any liabilities for any uncertain tax positions. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of operations. During the year ended June 30, 2011, the Funds did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS RMA

Report of Ernst & Young LLP, independent
registered public accounting firm

The Boards of Directors/Trustees and Shareholders of UBS RMA:
Money Market Portfolio
U.S. Government Portfolio
Tax-Free Fund Inc.
California Municipal Money Fund
New York Municipal Money Fund
New Jersey Municipal Money Fund

We have audited the accompanying statements of net assets of UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio (two of the series comprising UBS RMA Money Fund Inc.); UBS RMA Tax-Free Fund Inc.; UBS Managed Municipal Trust (comprising, respectively, UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund); and UBS RMA New Jersey Municipal Money Fund (the sole series comprising UBS Municipal Money Market Series) (collectively, the "Funds") as of June 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards reguire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant

UBS RMA

Report of Ernst & Young LLP, independent
registered public accounting firm (concluded)

estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio, UBS RMA Tax-Free Fund Inc., UBS RMA California Municipal Money Fund, UBS RMA New York Municipal Money Fund and UBS RMA New Jersey Municipal Money Fund at June 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
August 26, 2011

UBS RMA

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Funds will file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

In addition, each Fund discloses, on a monthly basis; (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Fund directly at 1-800-647 1568, online on a Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http:/www.sec.gov).

Other tax information

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, each Fund designates 100% of its "qualified short-term gains" (as defined in Section 871(k)(2)(D)) as short-term capital gains dividends for the calendar year 2010.

UBS RMA

Board approval of the investment advisory and administration contracts (unaudited)

Background—At a meeting of the boards of UBS RMA Money Fund, Inc. ("RMA Money Fund"), UBS RMA Tax-Free Fund Inc. ("RMA Tax-Free Fund"), UBS Managed Municipal Trust ("Managed Municipal Trust") and UBS Municipal Money Market Series ("Municipal Money Trust") on February 15-16, 2011, the members of each board, including the board members who are not "interested persons" of those investment companies ("Independent Board Members"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the transition of certain agreements. Specifically, the boards approved the transition of the current Investment Advisory and Administration Contracts between UBS Financial Services Inc. ("UBS Financial Services") and each respective fund as follows (each the "Current Agreement" and together the "Current Agreements") to UBS Global Asset Management (Americas) Inc. ("UBS Global AM") (each the "Proposed Agreement" and together the "Proposed Agreements") and the concurrent termination of the then effective sub-advisory and sub-administration agreement between UBS Financial Services and UBS Global AM on behalf of each such respective fund (the "Proposed Transfer"): the board of RMA Money Fund with respect to UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio; the board of RMA Tax-Free Fund with respect to RMA Tax-Free Fund; the board of Managed Municipal Trust with respect to UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund; and the board of Municipal Money Trust with respect to UBS RMA New Jersey Municipal Money Fund. (UBS RMA Money Market Portfolio, UBS RMA U.S. Government Portfolio, RMA Tax-Free Fund, UBS RMA California Municipal Money Fund, UBS RMA New York Municipal Money Fund and UBS RMA New Jersey Municipal Money Fund are each referred to below as a "Fund," and together, the "Funds.") It was noted that the Proposed Transfers would occur on or about March 1, 2011. The boards received and considered a variety of information regarding the Proposed Transfers, including information about UBS Financial Services and UBS Global AM as well as the advisory and administrative arrangements for the Funds. In addition, the boards previously received a memorandum discussing the duties of board members in considering approval of advisory, sub-advisory, administration and distribution agreements. The

UBS RMA

Board approval of the investment advisory and administration contracts (unaudited)

boards also received an opinion from Fund counsel that the Proposed Transfers did not constitute an "assignment" of the Current Agreements. The Independent Board Members met in executive session to review the Proposed Transfers. The Independent Directors were joined by their independent legal counsel.

Previously, at a meeting of the boards on July 14-15, 2010 (the "July 2010 meeting"), the respective boards had performed a full annual review of each Current Agreement, as required by the 1940 Act and, after reviewing, among other things, the investment capabilities, resources and personnel of UBS Financial Services and UBS Global AM, determined that the nature, extent and quality of the services provided by UBS Financial Services and UBS Global AM under each Current Agreement and then current sub-advisory and sub-administration agreement, respectively, were appropriate. The respective boards also determined that the management fee paid by each Fund, taking into account applicable fee waiver and/or expense reimbursement arrangements and breakpoints, was fair and reasonable in light of the services provided, the cost of providing these services, economies of scale, the fees and expenses paid by similar funds (including information provided by Lipper, Inc.), and such other circumstances as the boards considered relevant in the exercise of their reasonable judgment.

In their consideration of the approval of each respective Proposed Agreement, the respective board considered the following factors:

Nature, extent and quality of the services under each Proposed Agreement—At the July 2010 meeting, the boards received and considered information regarding the nature, extent and quality of investment advisory services provided to each Fund by UBS Financial Services under each Current Agreement and sub-advisory services provided by UBS Global AM under each then current sub-advisory and sub-administration agreement during the past year. The boards also considered the nature, extent and quality of administrative, sub-administrative, distribution and shareholder services performed by UBS Financial Services, UBS Global AM and their affiliates for the

UBS RMA

Board approval of the investment advisory and administration contracts (unaudited)

Funds and the resources devoted to, and the record of compliance with, the Funds' compliance policies and procedures. Additionally, the boards considered, based on their knowledge of UBS Financial Services, UBS Global AM and their affiliates, the financial resources available to management and the parent organization, UBS AG.

It was explained to the boards that the Proposed Transfers would not be considered an "assignment" of the Current Agreements under the 1940 Act, nor a "contract amendment" under state contract law principles, because: (1) there would be no change of actual control of the investment advisor to the Funds; (2) there would be no change of management responsible for delivering advisory services to the Funds; (3) the nature, extent and quality of the investment advisory and administrative services provided under the respective investment advisory and administration agreement were not expected to change substantively or materially as a result of the transfer; (4) the transfer would not result in any change in the fundamental investment processes, investment strategies or investment techniques currently employed by the portfolio managers or other investment professionals in providing services to the Funds; and (5) there would be no adverse change to any of the material terms of the contracts as a result of the transfer. The boards' evaluation of the services to be provided by UBS Global AM took into account the boards' knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment advisory, sub-advisory and other capabilities and the quality of administrative and other services. Each board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to each Fund under its purview under the relevant Proposed Agreement between UBS Global AM and the respective Fund.

Advisory fees and expense ratios—The boards were informed that the contractual management fee paid by each Fund (other than UBS RMA New Jersey Municipal Money Fund) would decrease as a result of the Proposed Transfer. Each such board noted that lower management fees were proposed at each existing breakpoint level

UBS RMA

Board approval of the investment advisory and administration contracts (unaudited)

and that, in some cases, additional breakpoints would be implemented at various asset levels, replacing any breakpoint levels previously established through fee waiver arrangements. The boards were also informed that the service fees paid by each respective Fund (other than UBS RMA New Jersey Municipal Money Fund) to UBS Global Asset Management (US) Inc., each Fund's principal underwriter, were proposed to increase to the upper limit permitted under the service plan concurrent with the Proposed Transfers, but that the reduction in the management fee more than offsets the change in the service fee—resulting in a net decrease in each Fund's total contractual expenses (with the exception of UBS RMA New Jersey Municipal Money Fund, where the fees were proposed to remain unchanged). The boards took note of the low yields that are currently earned on money market instruments and the waivers of fees that management of the Funds has provided voluntarily in order to assure that the Funds do not experience a negative net yield. In light of the foregoing, each board determined that the proposed contractual management fee payable by each Fund it oversaw to UBS Global AM was reasonable in light of the nature, extent and quality of the services expected to be provided to that Fund(s) under the relevant Proposed Agreement.

Fund performance—The boards considered that all UBS Global AM employees who presently provide investment advisory services and other related services and all management personnel at UBS Global AM who currently supervise the provision of such services will continue to provide, and supervise the provision of, those same services after the Proposed Transfers. Both before and after the Proposed Transfers, the same portfolio managers and investment professionals will continue to provide investment advisory services to the Funds in accordance with the relevant investment advisory and administration agreements. The boards also considered that the Funds will continue to be subject to a compliance structure that is not materially dissimilar from that currently in effect and will have the same Chief Compliance Officer. Moreover, both before and after the Proposed Transfers, management of the Funds is ultimately accountable to senior management of UBS AG, the ultimate parent company of both UBS Financial

UBS RMA

Board approval of the investment advisory and administration contracts (unaudited)

Services and UBS Global AM. Based on these considerations, the boards determined that each was satisfied with the resources UBS Global AM was to devote to the management of the Funds.

Advisor profitability—At the July 2010 meeting, the boards considered a profitability analysis of UBS Financial Services, UBS Global AM and their affiliates in providing services to each Fund, and also received profitability information with respect to the UBS New York fund complex as a whole. At that meeting, the boards concluded that UBS Financial Services' and UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to each Fund. There was no indication that the aggregate profitability of UBS Global AM and its affiliates would change materially under the Proposed Agreements. The boards will have an opportunity to receive profitability information at the next annual reconsideration meeting later in 2011 and thus be in a position to evaluate further whether any adjustments in fees would be appropriate.

Economies of scale—At the July 2010 meeting, for each Fund, the relevant board considered information from management regarding whether there have been economies of scale with respect to the management of the respective Fund(s), whether the Fund(s) has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund(s). The boards considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. It was determined that economies of scale were passed on to shareholders in the form of breakpoints to the management fee. The boards also considered whether alternative fee structures would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies. After consideration, each board concluded that UBS Financial Services' sharing of economies of scale with respect to the Fund(s) it oversaw was acceptable.

The boards considered the changes to the fee structure under each respective Proposed Agreement as a result of the Proposed Transfers,

UBS RMA

Board approval of the investment advisory and administration contracts (unaudited)

among other factors, and determined that economies of scale would be appropriately shared by UBS Global AM with each respective Fund's shareholders as each Fund's assets increase.

Other benefits to UBS Global AM—At the July 2010 meeting, the boards considered other benefits received by UBS Financial Services, UBS Global AM and their affiliates as a result of their relationship with the Funds, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory, sub-advisory, administrative and other services to the Funds and UBS Financial Services' and UBS Global AM's ongoing commitment to the Funds, the profits and other ancillary benefits that UBS Financial Services and its affiliates received were considered reasonable.

Accordingly, each board also determined that, in light of UBS Global AM's expected costs of providing investment advisory, administrative and other services to the respective Fund(s) and UBS Global AM's ongoing commitment to the Funds, the profits and other ancillary benefits that UBS Global AM and its affiliates are expected to receive are reasonable.

In light of all of the foregoing, each board approved the Proposed Agreement for the Fund(s) it oversaw.

In making its decision, each board identified no single factor as being determinative in approving the respective Proposed Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. Each board discussed the consideration of the approval of the relevant Proposed Agreement in a private session with its independent legal counsel at which no representatives of UBS Global AM were present.

UBS RMA

Supplemental information (unaudited)

Boards of Directors/Trustees & Officers

UBS RMA Money Fund Inc. ("RMA Money Fund") and UBS RMA Tax-Free Fund Inc. ("RMA Tax-Free Fund") (each a "Corporation") were organized as Maryland corporations. UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio are series of RMA Money Fund. UBS Managed Municipal Trust ("Managed Municipal Trust") and UBS Municipal Money Market Series ("Municipal Money Market Series") (each a "Trust") were formed as business trusts under the laws of the Commonwealth of Massachusetts. UBS RMA California Municipal Money Fund and UBS RMA New York Municipal Money Fund are series of Managed Municipal Trust. UBS RMA New Jersey Municipal Money Fund is a series of Municipal Money Market Series. Each Corporation or Trust is governed by a Board of Directors or Trustees, respectively (sometimes referred to as "board members"), which oversees the operations of the applicable Fund. Each board member serves an indefinite term of office. Officers are appointed by the board members and serve at the pleasure of a Board. The table below shows, for each board member and officer, his or her name, address and age, the position held with the Corporation or Trust, the length of time served as a board member or officer of the Corporation or Trust, the board member's and officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the board member or for which a person served as an officer, and other directorships held by such board member.

The Corporations' and Trusts' Statement of Additional Information contains additional information about the board members and is available, without charge, upon request, by calling 1-800-647 1568.

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UBS RMA

Supplemental information (unaudited)

Interested Board Members

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by board member	Other directorships held by board member
Meyer Feldberg;†† 69 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director/Trustee	Since 1991 (Managed Municipal Trust); Since 1992 (RMA Money Fund, RMA Tax-Free Fund); Since 1996 (Municipal Money Market Series)	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 27 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

Barry M. Mandinach*†††; 55	Director/Trustee	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") (collectively, "UBS Global AM—Americas region"). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).	Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

UBS RMA

Supplemental information (unaudited)

UBS RMA

Supplemental information (unaudited)

Independent Board Members

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by board member	Other directorships held by board member
Richard Q. Armstrong; 76 c/o Keith Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Ave of the Americas New York, NY, 10019	Director/Trustee and Chairman of the Board of Directors/ Trustees	Since 1996 (Director/Trustee); Since 2004 (Chairman of the Board of Directors/Trustees)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 to 1995).	Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Alan S. Bernikow; 70 207 Benedict Ave. Staten Island, NY 10314	Director/Trustee	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (International accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

UBS RMA

Supplemental information (unaudited)

UBS RMA

Supplemental information (unaudited)

Independent Board Members (concluded)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by board member	Other directorships held by board member
Richard R. Burt; 64 McLarty Associates 900 17th Street, 8th Floor Washington, DC. 20006	Director/Trustee	Since 1996	Mr. Burt is a managing director of McLarty Associates (a consulting firm) with which he has been employed since April 2007. He was chairman of IEP Advisors (International investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).	Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc.

Bernard H. Garil; 71 6754 Casa Grande Way Delray Beach, FL 33446	Director/Trustee	Since 2005	Mr. Garil is retired (since 2001). He was a Managing Director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company), the Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 51 255 E. 49th St., Suite 23D New York, NY 10017	Director/Trustee	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) (until term-limited) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).	Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

UBS RMA

Supplemental information (unaudited)

UBS RMA

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*; 43	Vice President and Assistant Treasurer	Since May 2011	Ms. Bubloski is an associate director (2003 to August 2007 and March 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. From 2004 through August 2007 she was a vice president and assistant treasurer of certain UBS funds. From August 2007 to February 2008 she was vice president at Cohen & Steers Capital Management, Inc. (investment manager). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

UBS RMA

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 47	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

UBS RMA

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Thomas Disbrow*; 45	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is a managing director (since March 2011) (prior to which he was an executive director) (since 2007) and head of North American Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since
March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS RMA

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Elbridge T. Gerry III*; 54	Vice President	Since 1996 (Managed Municipal Trust); Since 2000 (Municipal Money Market Series, RMA Tax-Free Fund)	Mr. Gerry is a managing director—municipal fixed income of UBS Global AM—Americas region (since 2001). Mr. Gerry is a vice president of six investment companies (consisting of 22 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Erin O. Houston*; 34	Vice President	Since 2009	Ms. Houston is an associate director (since October 2009) and portfolio manager (since October 2009) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, Ms. Houston was with Western Investors (from 2005 to 2009) and Citigroup Asset Management (2005). Ms. Houston is a vice president of five investment companies (consisting of 21 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS RMA

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 53	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 43	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administrative department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS RMA

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region. Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS RMA

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Ryan Nugent*; 33	Vice President	Since 2005	Mr. Nugent is a director (since March 2010) (prior to which he was an associate director) (since 2004) and portfolio manager (since 2005) of UBS Global AM—Americas region. Prior to that he was an assistant portfolio manager to the tax-free money market funds since February 2002. Mr. Nugent is a vice president of five investment companies (consisting of 21 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy Osborn*; 45	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS RMA

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Robert Sabatino**; 37	Vice President	Since 2008	Mr. Sabatino is a managing director (since March 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2008) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS RMA

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS RMA

Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with funds	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 50	Vice President and Assistant Secretary	Since 1995 (Managed Municipal Trust, RMA Money Fund, RMA Tax-Free Fund) Since 1996 (Municipal Money Market Series)	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

†  Each board member holds office for an indefinite term. Officers are appointed by the board members and serve at the pleasure of each board.

††  Professor Feldberg is deemed an "interested person" of the Funds as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Funds may conduct transactions.

†††  Mr. Mandinach is deemed an "interested person" of the Funds as defined in the Investment Company Act because of his employment by UBS Global AM—Americas region.

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Board Members

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers

Mark E. Carver President Mark F. Kemper Vice President and Secretary Thomas Disbrow Vice President and Treasurer	Robert Sabatino Vice President (Taxable Funds) Elbridge T. Gerry III Vice President (Tax-Free Funds) Ryan Nugent Vice President (Tax-Free Funds) Erin O. Houston Vice President (Tax-Free Funds)

Investment Advisor and Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Funds unless accompanied or preceded by an effective prospectus.

© 2011 UBS Global Asset Management (Americas) Inc.
All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S157

Money Market Fund

UBS Retirement Money Fund

Annual Report
June 30, 2011

UBS Retirement Money Fund

August 15, 2011

Dear shareholder,

We present you with the annual report for UBS Retirement Money Fund for the 12 months ended June 30, 2011.

Performance

As of June 30, 2011, the Fund's seven-day yield was 0.01%, unchanged from 0.01% on June 30, 2010 (after fee waivers/expense reimbursements). (For more on the Fund's performance, refer to "Performance and portfolio characteristics at a glance" on page 8.)

The economic recovery continued during the reporting period, although growth moderated as the period progressed. Elevated unemployment, housing market weakness, higher oil prices and supply disruptions following the devastating earthquake in Japan caused economic growth to decelerate. Against this backdrop, the Federal Reserve Board (the "Fed") maintained the federal funds rate at a historically low range between 0% and 0.25% during the reporting period. (The federal funds rate, or "fed funds" rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) As a result, the yields of the securities in which the Fund invests remained extremely low, which impacted the Fund's yield.

An interview with Portfolio Manager Robert Sabatino

Q.  How would you describe the economic environment during the reporting period?

A.  While the US economy continued to expand following the severe recession, growth was relatively moderate compared to previous periods of exiting extreme downturns.

UBS Retirement Money Fund

Investment goal:

Current income consistent with liquidity and conservation of capital

Portfolio Manager:
Robert Sabatino
UBS Global Asset Management (Americas) Inc.

Commencement:

July 2, 1988

Dividend Payments:

Monthly

1

UBS Retirement Money Fund

  Looking back, gross domestic product ("GDP") growth was 1.7% during the second quarter of 2010, followed by third and fourth quarter GDP growth of 2.6% and 3.1%, respectively. The Commerce Department then reported that first and second quarter 2011 GDP growth was 0.4% and 1.3%, respectively. Growth in the US moderated given tepid consumer spending and declining government spending.

  Despite the economy's ongoing (albeit moderate) growth and increased inflationary pressures, the Fed remained concerned about continued high unemployment levels. As a result, the Fed maintained its highly accommodative monetary policy. In November 2010, the Fed launched another round of quantitative easing in an attempt to stimulate the economy. Saying that "the pace of recovery in output and employment continues to be slow," the Fed introduced a plan that calls for purchasing an additional $600 billion of longer-term US Treasury securities by the end of the second quarter of 2011.

  At its June 2011 meeting, the Fed said "Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected.... To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rate at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions—including low rates of resource utilization and a subdued outlook for inflation over the medium run—are likely to warrant exceptionally low levels for the federal funds rate for an extended period." The Fed also announced that it would be completing its $600 billion Treasury securities purchase program (dubbed "QE2") on schedule at the end of June. During its meeting in August, after the reporting period ended, the Fed said "The Committee currently anticipates that economic conditions...are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013."

2

UBS Retirement Money Fund

Q.  How did you position the Fund during the reporting period?

A.  We tactically adjusted the Fund's weighted average maturity (WAM). When the reporting period began, the Fund was defensively positioned, with a WAM of 39 days. This was due to continued concerns and uncertainties regarding the European sovereign debt crisis. As these issues appeared to moderate, we then moved to extend the Fund's WAM in order to generate a somewhat higher yield. As of June 30, 2011, the Fund's WAM was 47 days.

Q.  What level of portfolio diversification did you maintain during the reporting period?

A.  At the issuer level, we maintained a greater-than-usual level of diversification over the 12-month period by investing in smaller positions, with the goal of reducing risk and keeping the Fund highly liquid. As the economic recovery continued over the period, we slightly increased the size of our positions in single issuers, typically purchasing up to 3% in single nongovernment issuers by the end of the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions).

Q.  What types of securities did you emphasize over the period?

A.  In terms of securities, over the 12-month period we increased the Fund's exposure to commercial paper and, to a lesser extent, its allocation to US bank notes. In contrast, we decreased the Fund's exposure to repurchase agreements, and paired its allocation to US government and agency obligations, certificates of deposit and short-term corporate obligations. The reduction in the Fund's exposure to repurchase agreements occurred as the Treasury market experienced some supply/demand challenges. This, in turn, resulted in significantly lower yields on repurchase agreements. With commercial paper offering higher yields, we chose to increase the Fund's allocation to those securities. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

3

UBS Retirement Money Fund

Q. What is your outlook for the economy?

A.  The US economy decelerated in the second half of the reporting period and a number of headwinds could lead to continued muted growth as the year progresses. Unemployment remains stubbornly high and the housing market continues to search for a bottom. With short-term interest rates already at a historical low, and with QE2 now complete, the Fed may lack the tools to give the economy a much-needed boost. In addition, the issues related to the European sovereign debt crisis could negatively impact consumer confidence and lead to periods of heightened volatility. That said, we feel that the US economy has enough momentum to continue expanding, and we expect core inflation to remain relatively benign. Given this backdrop, we believe the Fed will be true to its word and keep the federal funds rate at a historically low level "for an extended period."

Q.  How have regulatory actions impacting money market funds affected how you manage the Fund?

A.  In 2010, the US Securities and Exchange Commission ("SEC") adopted rule amendments designed to strengthen the regulations governing money market funds. The amendments imposed new liquidity, credit quality, and maturity limits. They also enhanced disclosure requirements. Beginning on October 7, 2010, the Fund began disclosing, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life. Also, beginning January 31, 2011, the Fund began including a link on UBS's Web site to more detailed Fund information appearing in filings with the SEC on Form N-MFP. This information is available on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. This information will be updated monthly.

4

UBS Retirement Money Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your Financial Advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E. Carver President UBS Retirement Money Fund Managing Director UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager UBS Retirement Money Fund Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended June 30, 2011. The views and opinions in the letter were current as of August 15, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice.

*  Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

5

UBS Retirement Money Fund

Understanding your fund's expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees (12b-1 fees) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2011 to June 30, 2011.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

6

UBS Retirement Money Fund

Understanding your fund's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees. In addition, if those transactional costs were included, your costs for those other funds would have been higher.

	Beginning account value January 1, 2011	Ending account value[1] June 30, 2011	Expenses paid during period[2] 01/01/11- 06/30/11	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$1.19	0.24%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.60	1.20	0.24%

1  "Actual—Ending account value" may not be reflective of a shareholder's actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor's account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

2  Expenses are equal to the Fund's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

7

UBS Retirement Money Fund

Performance and portfolio characteristics at a glance (unaudited)

Yields and characteristics	06/30/11	12/31/10	06/30/10
Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee waivers and/or expense reimbursements[1]	(0.23)	(0.48)	(0.39)
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	(0.23)	(0.48)	(0.39)
Weighted average maturity[2]	47 days	43 days	39 days
Net assets (bn)	$1.4	$1.5	$1.6
Portfolio composition[3]	06/30/11	12/31/10	06/30/10
Commercial paper	50.1%	43.3%	39.8%
US government and agency obligations	23.7	23.4	28.5
Certificates of deposit	14.5	20.2	18.9
Repurchase agreements	8.2	10.1	11.3
Short-term corporate obligations	2.4	1.3	2.5
Bank note	1.1	1.7	—
Other assets less liabilities	(0.0)[4]	(0.0)[4]	(1.0)
Total	100.0%	100.0%	100.0%

1  Yields will fluctuate. Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on distributions. The return of an investment will fluctuate. Current performance may be higher or lower than the performance data quoted.

2  The Fund is actively managed and its weighted average maturity will differ over time.

3  Weightings represent percentages of the Fund's net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

4  Represents less than 0.05% of net assets as of the date indicated.

An investment in UBS Retirement Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Not FDIC Insured. May lose value. No Bank guarantee.

8

UBS Retirement Money Fund

Statement of net assets—June 30, 2011

Security description	Face amount	Value
US government and agency obligations—23.67%
Federal Farm Credit Bank
0.230%, due 11/08/11[1]	$5,000,000	$4,995,847
Federal Home Loan Bank
0.280%, due 07/12/11[2]	14,000,000	14,000,000
0.040%, due 07/22/11[1]	25,000,000	24,999,417
0.280%, due 08/07/11[2]	13,000,000	13,000,000
0.040%, due 08/09/11[1]	21,000,000	20,999,090
0.300%, due 09/15/11[2]	10,000,000	10,000,000
0.090%, due 09/15/11[1]	30,000,000	29,994,300
0.270%, due 09/30/11[2]	18,000,000	18,000,000
0.270%, due 02/17/12[1]	15,000,000	14,974,013
Federal Home Loan Mortgage Corp.*
0.140%, due 07/06/11[2]	15,000,000	14,988,760
0.200%, due 07/07/11[1]	30,000,000	29,999,000
0.230%, due 08/23/11[1]	20,000,000	19,993,228
Federal National Mortgage Association*
0.410%, due 07/06/11[1]	20,000,000	19,998,861
US Treasury Bills
0.295%, due 07/28/11[1]	15,000,000	14,996,681
US Treasury Notes
1.000%, due 12/31/11	15,000,000	15,057,254
0.875%, due 02/29/12	15,000,000	15,051,134
1.000%, due 04/30/12	10,000,000	10,052,169
0.750%, due 05/31/12	30,000,000	30,144,012
1.875%, due 06/15/12	14,000,000	14,221,788
Total US government and agency obligations (cost—$335,465,554)		335,465,554
Bank note—1.06%
Banking-US—1.06%
Bank of America N.A.
0.120%, due 07/20/11 (cost—$15,000,000)	15,000,000	15,000,000

9

UBS Retirement Money Fund

Statement of net assets—June 30, 2011

Security description	Face amount	Value
Certificates of deposit—14.53%
Banking-non-US—14.53%
Abbey National Treasury Services PLC
0.381%, due 07/18/11[2]	$7,000,000	$7,000,000
0.626%, due 07/18/11[2]	15,000,000	15,000,000
Bank of Nova Scotia
0.180%, due 07/01/11[2]	6,500,000	6,500,000
0.190%, due 08/03/11	30,000,000	30,000,000
BNP Paribas SA
0.428%, due 07/15/11[2]	7,000,000	7,000,000
Credit Industriel et Commercial
0.290%, due 07/08/11	15,000,000	15,000,015
Lloyds TSB Bank PLC
0.475%, due 07/19/11[2]	15,000,000	15,000,000
Mitsubishi UFJ Trust & Banking Corp.
0.290%, due 07/11/11	15,000,000	15,000,021
National Australia Bank Ltd.
0.301%, due 07/14/11[2]	7,000,000	7,000,000
0.295%, due 07/19/11[2]	3,000,000	2,999,812
Natixis
0.403%, due 07/13/11[2]	7,000,000	7,000,000
Nordea Bank Finland
0.400%, due 06/12/12	12,500,000	12,500,000
Rabobank Nederland NV
0.266%, due 07/18/11[2]	7,000,000	7,000,000
Royal Bank of Canada
0.250%, due 07/01/11[2]	6,500,000	6,500,000
0.265%, due 07/01/11[2]	5,500,000	5,500,000
Royal Bank of Scotland PLC
0.474%, due 07/25/11[2]	15,000,000	15,000,000
Sumitomo Mitsui Banking Corp.
0.190%, due 07/14/11	15,000,000	15,000,000
0.190%, due 07/27/11	10,000,000	10,000,000

10

UBS Retirement Money Fund

Statement of net assets—June 30, 2011

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Westpac Banking Corp.
0.260%, due 07/01/11[2]	$7,000,000	$7,000,000
Total certificates of deposit (cost—$205,999,848)		205,999,848
Commercial paper[1]—50.12%
Asset backed-banking—2.19%
Atlantis One Funding
0.200%, due 08/01/11	6,000,000	5,998,967
0.200%, due 08/12/11	15,000,000	14,996,500
0.160%, due 09/13/11	10,000,000	9,996,711
		30,992,178
Asset backed-miscellaneous—19.42%
Atlantic Asset Securitization LLC
0.240%, due 07/06/11	10,000,000	9,999,667
Barton Capital LLC
0.120%, due 07/06/11	25,000,000	24,999,583
0.130%, due 07/08/11	16,000,000	15,999,595
Bryant Park Funding LLC
0.130%, due 07/11/11	10,618,000	10,617,617
Chariot Funding LLC
0.130%, due 07/14/11	15,000,000	14,999,296
Falcon Asset Securitization Co. LLC
0.130%, due 07/22/11	12,000,000	11,999,090
Gotham Funding Corp.
0.170%, due 07/08/11	15,000,000	14,999,504
0.160%, due 07/22/11	10,332,000	10,331,036
LMA Americas LLC
0.250%, due 07/06/11	15,000,000	14,999,479
0.240%, due 07/18/11	10,000,000	9,998,867
0.200%, due 08/22/11	7,000,000	6,997,978
0.200%, due 08/24/11	5,000,000	4,998,500
Market Street Funding Corp.
0.220%, due 07/20/11	20,000,000	19,997,678

11

UBS Retirement Money Fund

Statement of net assets—June 30, 2011

Security description	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(continued)
Market Street Funding Corp. (concluded)
0.200%, due 08/05/11	$10,000,000	$9,998,055
0.180%, due 08/11/11	5,000,000	4,998,975
0.170%, due 09/22/11	5,000,000	4,998,040
Old Line Funding Corp.
0.200%, due 07/21/11	20,000,000	19,997,778
Regency Markets No. 1 LLC
0.160%, due 07/18/11	14,429,000	14,427,910
Salisbury Receivables Co. LLC
0.130%, due 07/11/11	15,000,000	14,999,458
0.140%, due 07/27/11	10,000,000	9,998,989
Sheffield Receivables Corp.
0.170%, due 08/23/11	10,000,000	9,997,497
Thames Asset Global Securitization No. 1
0.140%, due 07/12/11	15,000,000	14,999,358
		275,353,950
Asset backed-securities—1.90%
Argento Variable Funding Co. LLC
0.210%, due 08/31/11	5,000,000	4,998,221
0.220%, due 09/20/11	7,000,000	6,996,535
Grampian Funding LLC
0.210%, due 09/15/11	15,000,000	14,993,350
		26,988,106
Banking-non-US—3.98%
Commonwealth Bank of Australia
0.270%, due 07/06/11[2,3]	5,000,000	4,999,864
Credit Suisse
0.200%, due 07/14/11	15,000,000	14,998,917
Dnb NOR ASA
0.130%, due 08/05/11	15,000,000	14,998,104
Kreditanstalt für Wiederaufbau
0.140%, due 09/07/11	15,000,000	14,996,033

12

UBS Retirement Money Fund

Statement of net assets—June 30, 2011

Security description	Face amount	Value
Commercial paper[1]—(continued)
Banking-non-US—(concluded)
Westpac Securities NZ Ltd.
0.284%, due 09/01/11[2,3]	$6,500,000	$6,500,000
		56,492,918
Banking-US—18.39%
ABN Amro Funding USA LLC
0.180%, due 07/01/11	10,000,000	10,000,000
Barclays US Funding Corp.
0.210%, due 08/17/11	10,000,000	9,997,258
BNP Paribas Finance
0.030%, due 07/01/11	20,000,000	20,000,000
0.130%, due 07/06/11	25,000,000	24,999,549
Danske Corp.
0.160%, due 07/05/11	15,000,000	14,999,733
0.170%, due 07/19/11	15,000,000	14,998,725
Deutsche Bank Financial LLC
0.270%, due 07/05/11	10,000,000	9,999,700
ING (US) Funding LLC
0.240%, due 08/05/11	7,000,000	6,998,367
0.160%, due 08/09/11	15,000,000	14,997,400
0.360%, due 11/03/11	17,000,000	16,978,750
JPMorgan Chase & Co.
0.150%, due 09/07/11	15,000,000	14,995,750
Natixis US Finance Co. LLC
0.050%, due 07/01/11	15,000,000	15,000,000
0.360%, due 07/01/11	15,000,000	15,000,000
0.250%, due 09/12/11	15,000,000	14,992,396
Nordea N.A., Inc.
0.230%, due 12/07/11	5,000,000	4,994,921
Societe Generale N.A., Inc.
0.030%, due 07/01/11	25,000,000	25,000,000
0.420%, due 07/11/11	20,000,000	19,997,667

13

UBS Retirement Money Fund

Statement of net assets—June 30, 2011

Security description	Face amount	Value
Commercial paper[1]—(concluded)
Banking-US—(concluded)
Societe Generale N.A., Inc. (concluded)
0.210%, due 08/01/11	$6,750,000	$6,748,779
		260,698,995
Finance-captive automotive—1.06%
Toyota Motor Credit Corp.
0.160%, due 08/10/11	15,000,000	14,997,333
Health care—1.06%
Abbot Laboratories
0.080%, due 07/21/11	15,000,000	14,999,333
Insurance-life—2.12%
Metlife Short Term Funding LLC
0.150%, due 07/22/11	15,000,000	14,998,687
0.140%, due 07/26/11	15,000,000	14,998,542
		29,997,229
Total commercial paper (cost—$710,520,042)		710,520,042
Short-term corporate obligations—2.43%
Banking-non-US—1.27%
Svenska Handelsbanken
0.292%, due 09/08/11[2,3]	11,000,000	11,000,000
Westpac Securities NZ Ltd.
0.360%, due 07/05/11[2,3]	7,000,000	7,000,000
		18,000,000
Banking-US—0.46%
JPMorgan Chase Bank N.A.
0.275%, due 09/09/11[2]	6,500,000	6,500,000
Supranational—0.70%
European Investment Bank
0.160%, due 07/07/11[1]	10,000,000	9,999,733
Total short-term corporate obligations (cost—$34,499,733)		34,499,733

14

UBS Retirement Money Fund

Statement of net assets—June 30, 2011

Security description	Face amount	Value
Repurchase agreements—8.21%
Repurchase agreement dated 06/30/11 with Barclays Bank PLC, 0.010% due 07/01/11, collateralized by $57,927,200 US Treasury Bonds, 6.500% due 11/15/26; (value—$76,500,109); proceeds: $75,000,021	$75,000,000	$75,000,000
Repurchase agreement dated 06/30/11 with Deutsche Bank Securities Inc., 0.010% due 07/01/11, collateralized by $41,841,000 Federal National Mortgage Associaton obligations, zero coupon due 12/28/11; (value—$41,820,080); proceeds: $41,000,011	41,000,000	41,000,000
Repurchase agreement dated 06/30/11 with State Street Bank & Trust Co., 0.010% due 07/01/11, collateralized by $394,178 US Treasury Notes, 3.125% due 04/30/17; (value—$420,517); proceeds: $412,000	412,000	412,000
Total repurchase agreements (cost—$116,412,000)		116,412,000
Total investments (cost—$1,417,897,177 which approximates cost for federal income tax purposes)—100.02%		1,417,897,177
Liabilities in excess of other assets—(0.02)%		(279,699)
Net assets (applicable to 1,417,617,630 shares of common stock outstanding equivalent to $1.00 per share)—100.00%		$1,417,617,478

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Rates shown are the discount rates at date of purchase.

2  Variable or floating rate security. The interest rate shown is the current rate as of June 30, 2011 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 2.08% of net assets as of June 30, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

15

UBS Retirement Money Fund

Statement of net assets—June 30, 2011

Affiliated issuer activity

The table below details the Fund's transaction activity in an affiliated issuer for the year ended June 30, 2011. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 06/30/10	Purchases during the year ended 06/30/11	Sales during the year ended 06/30/11	Value at 06/30/11	Net income earned from affiliate for the year ended 06/30/11
UBS Private Money Market Fund LLC	$—	$239,700,000	$239,700,000	$—	$787

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the Fund's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$335,465,554	$—	$335,465,554
Bank note	—	15,000,000	—	15,000,000
Certificates of deposit	—	205,999,848	—	205,999,848
Commercial paper	—	710,520,042	—	710,520,042
Short-term corporate obligations	—	34,499,733	—	34,499,733
Repurchase agreements	—	116,412,000	—	116,412,000
Total	$—	$1,417,897,177	$—	$1,417,897,177

16

UBS Retirement Money Fund

Statement of net assets—June 30, 2011

Issuer breakdown by country of origin (unaudited)

Percentage of total investments
United States	77.5%
United Kingdom	4.5
Japan	3.9
Canada	3.4
Australia	2.5
France	2.0
Switzerland	1.1
Norway	1.1
Germany	1.1
Finland	0.9
Sweden	0.8
Luxembourg	0.7
Netherlands	0.5
Total	100.0%

Weighted average maturity—47 days

See accompanying notes to financial statements
17

UBS Retirement Money Fund

Statement of operations

For the year ended June 30, 2011
Investment income:
Interest	$3,996,372
Securities lending income (includes $787 earned from an affiliated entity)	2,199
3,998,571
Expenses:
Investment advisory and administration fees	6,650,356
Service fees	1,973,677
Transfer agency and related services fees	1,445,001
Custody and accounting fees	199,893
Professional fees	127,650
Reports and notices to shareholders	100,214
State registration fees	59,724
Insurance fees	38,796
Directors' fees	25,417
Other expenses	16,766
10,637,494
Less: Fee waivers and expense reimbursements by investment advisor/administrator	(6,787,319)
Net expenses	3,850,175
Net investment income	148,396
Net realized loss	(3,049)
Net increase in net assets resulting from operations	$145,347

See accompanying notes to financial statements
18

UBS Retirement Money Fund

Statement of changes in net assets

	For the years ended June 30,
	2011	2010
From operations:
Net investment income	$148,396	$172,918
Net realized loss	(3,049)	(327)
Net increase in net assets resulting from operations	145,347	172,591
Dividends and distributions to shareholders from:
Net investment income	(148,396)	(172,918)
Net realized gains	(7,464)	(23,083)
Total dividends and distributions to shareholders	(155,860)	(196,001)
Net decrease in net assets from capital stock transactions	(133,755,260)	(432,559,865)
Net decrease in net assets	(133,765,773)	(432,583,275)
Net assets:
Beginning of year	1,551,383,251	1,983,966,526
End of year	$1,417,617,478	$1,551,383,251
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
19

UBS Retirement Money Fund

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

	Years ended June 30,
	2011[1]	2010	2009	2008	2007
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[2]	0.000[2]	0.009	0.035	0.046
Dividends from net investment income	(0.000)[2]	(0.000)[2]	(0.009)	(0.035)	(0.046)
Distributions from net realized gains	(0.000)[2]	(0.000)[2]	(0.000)[2]	—	(0.000)[2]
Total dividends and distributions	(0.000)[2]	(0.000)[2]	(0.009)	(0.035)	(0.046)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[3]	0.01%	0.01%	0.96%	3.60%	4.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements by investment advisor/administrator	0.72%	0.74%	0.75%	0.77%	0.83%
Expenses after fee waivers and/or expense reimbursements by investment advisor/administrator	0.26%	0.27%	0.66%	0.66%[4]	0.77%
Net investment income	0.01%	0.01%	0.90%	3.47%	4.57%
Supplemental data:
Net assets, end of year (in millions)	$1,418	$1,551	$1,984	$1,794	$1,548

1  The investment advisory and administration functions for the Fund were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. ("UBS Global AM") on March 1, 2011. As a result, the Fund no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.

2  Amount represents less than $0.0005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund distributions.

4  In addition to the waiver of advisory and administration fees by UBS Financial Services Inc., the Fund was reimbursed in the amount of $867,557, or 0.05% of average daily net assets, for overcharges related to prior fiscal periods for postage related expenses.

See accompanying notes to financial statements
20

UBS Retirement Money Fund

Notes to financial statements

Organization and significant accounting policies

UBS RMA Money Fund Inc. (the "Corporation") was incorporated in the state of Maryland on July 2, 1982 and is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Corporation is a series mutual fund and currently has three portfolios: UBS Retirement Money Fund (the "Fund"), UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio. The financial statements for the UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio are not included herein.

The Corporation accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Fund attempts to maintain a stable net asset value of $1.00 per share; the Fund has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standard Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal

21

UBS Retirement Money Fund

Notes to financial statements

laws are also sources of authoritative GAAP for SEC registrants. The Fund's financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments

Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund's own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Fund's Statement of net assets.

In January 2010, FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been

22

UBS Retirement Money Fund

Notes to financial statements

implemented for annual and interim periods beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for annual and interim periods beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the Fund's financial statement disclosures.

Repurchase agreements

The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash

23

UBS Retirement Money Fund

Notes to financial statements

amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions, investment income

Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of the debt securities held by the Fund to meet its obligations may be affected by economic and political developments, including those particular to a specific industry, country or region.

Investment advisor and administrator

The Fund's Board of Directors approved the transfer of the investment advisory and administration contract (the "Advisory Contract") from UBS Financial Services Inc., the Fund's prior investment advisor and administrator, to UBS Global AM, effective March 1, 2011. Previously, UBS Global AM served as the investment sub-advisor and sub-administrator of the Fund pursuant to a sub-advisory and sub-administration contract between UBS Financial Services Inc. and UBS Global AM (the "Sub-Advisory Contract"). UBS Global AM has the same contractual rights and responsibilities under the Advisory Contract

24

UBS Retirement Money Fund

Notes to financial statements

as those previously held by UBS Financial Services Inc., except that the contractual fee rates have been reduced and additional contractual fee breakpoint levels added. The Sub-Advisory Contract terminated effective as of the close of business on February 28, 2011. (Concurrently, fees paid under the Fund's distribution plan increased as discussed further below; these fee modifications resulted in an overall decrease in the aggregate contractual management and service fees payable by the Fund.) Effective March 1, 2011, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate
Up to $300 million	0.450%
In excess of $300 million up to $750 million	0.415%
In excess of $750 million up to $1.5 billion	0.335%
In excess of $1.5 billion up to $5 billion	0.325%
Over $5 billion	0.315%

Prior to March 1, 2011, the Fund paid UBS Financial Services Inc. an investment advisory and administration fee, which was accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate
Up to $1.0 billion	0.50%
In excess of $1.0 billion and up to $1.5 billion	0.44%
Over $1.5 billion	0.36%

Effective August 1, 2006 through February 28, 2011, UBS Financial Services Inc. had contractually agreed to waive a portion of this fee so that it was reduced to the following:

Average daily net assets	Annual rate
Up to $300 million	0.50%
In excess of $300 million and up to $750 million	0.44%
Over $750 million	0.36%

25

UBS Retirement Money Fund

Notes to financial statements

For the period July 1, 2010 to February 28, 2011, UBS Financial Services Inc. waived $679,068 of investment advisory and administration fees pursuant to the above described waiver arrangement. At June 30, 2011, the Fund owed UBS Global AM $132,906 for investment advisory and administration fees, net of fee waivers.

UBS Global AM has undertaken to waive fees and/or reimburse expenses in the event that current Fund yields drop below a certain level. This additional undertaking is voluntary and not contractual and may be terminated at any time. For the year ended June 30, 2011, UBS Financial Services Inc. and/or UBS Global AM voluntarily waived investment advisory and administration fees totaling $5,384,800.

As noted above, UBS Global AM served as the Fund's sub-advisor and sub-administrator through the close of business on February 28, 2011. In accordance with the Sub-Advisory Contract, UBS Financial Services Inc. (not the Fund) paid UBS Global AM a fee, accrued daily and paid monthly, at an annual rate of 0.08% of the Fund's average daily net assets.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested board member of the Fund. The Fund has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended June 30, 2011, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $1,029,223,190. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund's

26

UBS Retirement Money Fund

Notes to financial statements

investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Distribution plan

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of the Fund's shares and has appointed UBS Financial Services Inc. as dealer for the sale of those shares. Under the plan of distribution, the Fund pays UBS Global AM (US) a monthly service fee, which is accrued daily and paid monthly, at an annual rate of up to 0.15% of the Fund's average daily net assets. Concurrent with the transfer noted above under "Investment advisor and administrator", the Fund's Board of Directors approved the increase in the service fee paid by the Fund to UBS Global AM (US) to the upper rate allowable under the plan of distribution. Effective March 1, 2011, UBS Global AM (US) is compensated for providing such services at an annual rate of 0.15% of the Fund's average daily net assets. Prior to March 1, 2011, UBS Global AM (US) was compensated for providing such services at an annual rate of 0.125% of the Fund's average daily net assets. At June 30, 2011, given the impact of voluntary fee waivers, the Fund did not owe UBS Global AM (US) for service fees. For the year ended June 30, 2011, UBS Global AM (US) voluntarily waived $723,451 of service fees.

Transfer agency related services

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Fund's transfer agent, and was compensated for these services by BNY Mellon, not the Fund.

For the year ended June 30, 2011, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $893,174 of the total transfer agency and related services fees paid by the Fund to BNY Mellon.

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit

27

UBS Retirement Money Fund

Notes to financial statements

in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund's lending agent. At June 30, 2011, the Fund did not have any securities on loan.

Other liabilities and components of net assets

At June 30, 2011, the Fund had the following liabilities outstanding:

Dividends payable to shareholders	$2,703
Other accrued expenses*	410,916

*  Excludes investment advisory and administration and service fees.

At June 30, 2011, the components of net assets were as follows:

Accumulated paid in capital	$1,417,624,604
Accumulated net realized loss	(7,126)
Net assets	$1,417,617,478

28

UBS Retirement Money Fund

Notes to financial statements

Common stock

There are 20 billion shares of $0.001 par value common stock authorized. Transactions in shares of common stock, at $1.00 per share, were as follows:

	For the years ended June 30,
	2011	2010
Shares sold	5,876,925,892	6,157,451,353
Shares repurchased	(6,010,822,305)	(6,590,189,212)
Dividends reinvested	141,153	177,994
Net decrease in shares outstanding	(133,755,260)	(432,559,865)

Federal tax status

The Fund intends to distribute all or substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal years ended June 30, 2011 and June 30, 2010 was ordinary income.

At June 30, 2011, the accumulated loss on a tax basis was accumulated capital and other losses of $4,423.

At June 30, 2011, the Fund had a capital loss carryforward of $686. This carryforward is available as a reduction, to the extent provided in the regulations, of future net realized capital gains and will expire on June 30, 2019.

In accordance with US Treasury regulations, the Fund has elected to defer $3,737 of the net realized capital losses arising after October 31, 2010. Such losses are treated for tax purposes as arising on July 1, 2011.

29

UBS Retirement Money Fund

Notes to financial statements

To reflect reclassifications arising from permanent "book/tax" differences for the year ended June 30, 2011, accumulated paid in capital was decreased by $4,761 and accumulated net realized loss was decreased by $4,761. These differences are due to distributions in excess of net investment income.

As of and during the year ended June 30, 2011, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended June 30, 2011, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended June 30, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

30

UBS Retirement Money Fund

Report of Ernst & Young LLP, independent
registered public accounting firm

The Board of Directors and Shareholders of
UBS Retirement Money Fund

We have audited the accompanying statement of net assets of UBS Retirement Money Fund (the "Fund") (one of the series comprising UBS RMA Money Fund Inc.) as of June 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2011, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

31

UBS Retirement Money Fund

Report of Ernst & Young LLP, independent
registered public accounting firm (concluded)

UBS Retirement Money Fund at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
August 26, 2011

32

UBS Retirement Money Fund

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

In addition, the Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed fund information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Other tax information

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, the Fund designates 100% of its "qualified short-term gains" (as defined in Section 871(k)(2)(D)) as short-term capital gains dividends for the calendar year 2010.

33

UBS Retirement Money Fund

Board approval of investment advisory and
administration agreement (unaudited)

Background—At a meeting of the board of UBS RMA Money Fund Inc. (the "Corporation") on February 15-16, 2011, the members of the board, including the directors who are not "interested persons" of the Corporation ("Independent Directors"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved the transition of the current investment advisory and administration agreement between UBS Financial Services Inc. ("UBS Financial Services") and the Corporation, with respect to UBS Retirement Money Fund (the "Fund"), a series of the Corporation (the "Current Agreement"), to UBS Global Asset Management (Americas) Inc. ("UBS Global AM") (the "Proposed Agreement") and the concurrent termination of the then effective sub-advisory and sub-administration agreement between UBS Financial Services and UBS Global AM on behalf of the Fund (the "Proposed Transfer"). It was noted that the Proposed Transfer would occur on or about March 1, 2011. The board received and considered a variety of information regarding the Proposed Transfer, including information about UBS Financial Services and UBS Global AM as well as the advisory and administrative arrangements for the Fund. In addition, the board previously received a memorandum discussing the duties of board members in considering approval of advisory, sub-advisory, administration and distribution agreements. The board also received an opinion from Fund counsel that the Proposed Transfer did not constitute an "assignment" of the Current Agreement. The Independent Directors met in executive session to review the Proposed Transfer. The Independent Directors were joined by their independent legal counsel.

Previously, at a meeting of the board on July 14-15, 2010 (the "July 2010 meeting"), the board had performed a full annual review of the Current Agreement, as required by the 1940 Act and, after reviewing, among other things, the investment capabilities, resources and personnel of UBS Financial Services and UBS Global AM, determined that the nature, extent and quality of the services provided by UBS Financial Services and UBS Global AM under the Current Agreement and then current sub-advisory and sub-administration agreement, respectively, were appropriate. The board also determined that the management fee paid by the Fund, taking into account applicable

34

UBS Retirement Money Fund

Board approval of investment advisory and
administration agreement (unaudited)

fee waiver and/or expense reimbursement arrangements and breakpoints, was fair and reasonable in light of the services provided, the cost of providing these services, economies of scale, the fees and expenses paid by similar funds (including information provided by Lipper, Inc.), and such other circumstances as the board considered relevant in the exercise of its reasonable judgment.

In its consideration of the approval of the Proposed Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Proposed Agreement—At the July 2010 meeting, the board received and considered information regarding the nature, extent and quality of investment advisory services provided to the Fund by UBS Financial Services under the Current Agreement and sub-advisory services provided by UBS Global AM under the then current sub-advisory and sub-administration agreement during the past year. The board also considered the nature, extent and quality of administrative, sub-administrative, distribution and shareholder services performed by UBS Financial Services, UBS Global AM and their affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund's compliance policies and procedures. Additionally, the board considered, based on its knowledge of UBS Financial Services, UBS Global AM and their affiliates, the financial resources available to management and the parent organization, UBS AG.

It was explained to the board that the Proposed Transfer would not be considered an "assignment" of the Current Agreement under the 1940 Act, nor a "contract amendment" under state contract law principles, because: (1) there would be no change of actual control of the investment advisor to the Fund; (2) there would be no change of management responsible for delivering advisory services to the Fund; (3) the nature, extent and quality of the investment advisory and administrative services provided under the investment advisory and administration agreement were not expected to change substantively or materially as a result of the transfer; (4) the transfer would not result in any change in the fundamental investment processes,

35

UBS Retirement Money Fund

Board approval of investment advisory and
administration agreement (unaudited)

investment strategies or investment techniques currently employed by the portfolio managers or other investment professionals in providing services to the Fund; and (5) there would be no adverse change to any of the material terms of the contract as a result of the transfer. The board's evaluation of the services to be provided by UBS Global AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM's investment advisory, sub-advisory and other capabilities and the quality of administrative and other services. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Fund under the Proposed Agreement between UBS Global AM and the Fund.

Advisory fees and expense ratios—The board was informed that the contractual management fee paid by the Fund would decrease as a result of the Proposed Transfer. The board noted that lower management fees were proposed at each existing breakpoint level and that additional breakpoints would be implemented at various asset levels, replacing any breakpoint levels previously established through fee waiver arrangements. The board was also informed that the service fee paid by the Fund to UBS Global Asset Management (US) Inc., the Fund's principal underwriter, was proposed to increase to the upper limit permitted under the service plan concurrent with the Proposed Transfer, but that the reduction in the management fee more than offsets the change in the service fee—resulting in a net decrease in the Fund's total contractual expenses. The board took note of the low yields that are currently earned on money market instruments and the waiver of fees that management of the Fund has provided voluntarily in order to assure that the Fund does not experience a negative net yield. In light of the foregoing, the board determined that the proposed contractual management fee payable by the Fund to UBS Global AM was reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the Proposed Agreement.

36

UBS Retirement Money Fund

Board approval of investment advisory and
administration agreement (unaudited)

Fund performance—The board considered that all UBS Global AM employees who presently provide investment advisory services and other related services and all management personnel at UBS Global AM who currently supervise the provision of such services will continue to provide, and supervise the provision of, those same services after the Proposed Transfer. Both before and after the Proposed Transfer, the same portfolio managers and investment professionals will continue to provide investment advisory services to the Fund in accordance with the investment advisory and administration agreement. The board also considered that the Fund will continue to be subject to a compliance structure that is not materially dissimilar from that currently in effect and will have the same Chief Compliance Officer. Moreover, both before and after the Proposed Transfer, management of the Fund is ultimately accountable to senior management of UBS AG, the ultimate parent company of both UBS Financial Services and UBS Global AM. Based on these considerations, the board determined that it was satisfied with the resources UBS Global AM was to devote to the management of the Fund.

Advisor profitability—At the July 2010 meeting, the board considered a profitability analysis of UBS Financial Services, UBS Global AM and their affiliates in providing services to the Fund, and also received profitability information with respect to the UBS New York fund complex as a whole. At that meeting, the board concluded that UBS Financial Services' and UBS Global AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund. There was no indication that the aggregate profitability of UBS Global AM and its affiliates would change materially under the Proposed Agreement. The board will have an opportunity to receive profitability information at the next annual reconsideration meeting later in 2011 and thus be in a position to evaluate further whether any adjustments in fees would be appropriate.

Economies of scale—At the July 2010 meeting, the board considered information from management regarding whether there have been economies of scale with respect to the management of the

37

UBS Retirement Money Fund

Board approval of investment advisory and
administration agreement (unaudited)

Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. It was determined that economies of scale were passed on to shareholders in the form of breakpoints to the management fee. The board also considered whether alternative fee structures would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies. After consideration, the board concluded that UBS Financial Services' sharing of economies of scale with the Fund was acceptable.

The board considered the changes to the fee structure under the Proposed Agreement as a result of the Proposed Transfer, among other factors, and determined that economies of scale would be appropriately shared by UBS Global AM with the Fund's shareholders as the Fund's assets increase.

Other benefits to UBS Global AM—At the July 2010 meeting, the board considered other benefits received by UBS Financial Services, UBS Global AM and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory, sub-advisory, administrative and other services to the Fund and UBS Financial Services' and UBS Global AM's ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Financial Services and its affiliates received were considered reasonable.

Accordingly, the board also determined that, in light of UBS Global AM's expected costs of providing investment advisory, administrative and other services to the Fund and UBS Global AM's ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates are expected to receive are reasonable.

38

UBS Retirement Money Fund

Board approval of investment advisory and
administration agreement (unaudited)

In light of all of the foregoing, the board approved the Proposed Agreement for the Fund.

In making its decision, the board identified no single factor as being determinative in approving the Proposed Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process. The board discussed the consideration of the approval of the Proposed Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

39

UBS Retirement Money Fund

Supplemental information (unaudited)

Board of Directors & Officers

The Fund is governed by a Board of Directors which oversees the Fund's operations. Each director serves an indefinite term of office. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director's or officer's principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund's Statement of Additional Information contains additional information about the directors and is available, without charge, upon request by calling 1-800-647 1568.

Interested Directors

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Meyer Feldberg††; 69 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1992	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on a leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).	Professor Feldberg is a director or trustee of 27 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy's Inc. (operator of department stores), Revlon, Inc. (cosmetics), and SAPPI, Ltd. (producer of paper), and the New York City Ballet.

40

UBS Retirement Money Fund

Supplemental information (unaudited)

41

UBS Retirement Money Fund

Supplemental information (unaudited)

Interested Directors (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Barry M. Mandinach*†††; 55	Director	Since July 2010	Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. ("UBS Global AM") (collectively, "UBS Global AM—Americas region"). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).	Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

Independent Directors

Richard Q. Armstrong; 76 c/o Keith A. Weller Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Ave. of the Americas New York, NY, 10019	Director and Chairman of the Board of Directors	Director since 1996; Chairman of the Board of Directors since 2004	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982—1995).	Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

42

UBS Retirement Money Fund

Supplemental information (unaudited)

43

UBS Retirement Money Fund

Supplemental information (unaudited)

Independent Directors (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Alan S. Bernikow; 70 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.	Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Richard R. Burt; 64 McLarty Associates 900 17th Street, 8th Floor Washington, DC. 20006	Director	Since 1996	Mr. Burt is a managing director of McLarty Associates (a consulting firm) with which he has been employed since April 2007. Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm). He was chairman of IEP Advisors (international consulting firm) until February 2009.	Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc.

44

UBS Retirement Money Fund

Supplemental information (unaudited)

45

UBS Retirement Money Fund

Supplemental information (unaudited)

Independent Directors (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director
Bernard H. Garil; 71 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).	Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company), the Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 51 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) (until term-limited) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since January 2009).	Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

46

UBS Retirement Money Fund

Supplemental information (unaudited)

47

UBS Retirement Money Fund

Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Rose Ann Bubloski*, 43	Vice President and Assistant Treasurer	Since May 2011	Ms. Bubloski is an associate director (2003 to August 2007 and March 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. From 2004 through August 2007 she was a vice president and assistant treasurer of certain UBS funds. From August 2007 to February 2008 she was vice president at Cohen & Steers Capital Management, Inc. (investment manager). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

48

UBS Retirement Money Fund

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 47	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

49

UBS Retirement Money Fund

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Thomas Disbrow*; 45	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is a managing director (since March 2011) (prior to which he was an executive director) (since 2007) and head of North American Fund Treasury (since March 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 46	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

50

UBS Retirement Money Fund

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 53	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secetary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 43	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since March 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

51

UBS Retirement Money Fund

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

52

UBS Retirement Money Fund

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy Osborn*; 45	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Robert Sabatino**; 37	Vice President	Since 2008	Mr. Sabatino is a managing director (since March 2010) (prior to which he was an executive director) (since 2007), head of US taxable money markets (since 2008) and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of six investment companies (consisting of 37 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

53

UBS Retirement Money Fund

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Eric Sanders*; 45	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Andrew Shoup*; 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since December 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

54

UBS Retirement Money Fund

Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 50	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

*  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

†  Each director holds office for an indefinite term. Offices are appointed by the directors and serve at the pleasure of the Board.

††  Professor Feldberg is deemed an "interested person" of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

†††  Mr. Mandinach is deemed an "interested person" of the Fund as defined in the Investment Company Act because of his employment by UBS Global AM—Americas region.

55

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56

Directors

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach

Principal Officers

Mark E. Carver President	Thomas Disbrow Vice President and Treasurer

Mark F. Kemper Vice President and Secretary	Robert Sabatino Vice President

Investment Advisor and Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2011 UBS Global Asset Management (Americas) Inc.
All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S032

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)          Audit Fees:

For the fiscal years ended June 30, 2011 and June 30, 2010, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $186,000 and $186,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended June 30, 2011 and June 30, 2010, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $7,950 and $10,725, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2010 and 2009 semiannual financial statements and (2) review of the consolidated 2010 and 2009 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended June 30, 2011 and June 30, 2010, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $37,750 and $37,300, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended June 30, 2011 and June 30, 2010, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)  Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 — with revisions through December 2010)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

…

2.               Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund.  In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s).  From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors.  Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)                 Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2011 and June 30, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2011 and June 30, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2011 and June 30, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2011 and June 30, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2011 and June 30, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2011 and June 30, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)            According to E&Y, for the fiscal year ended June 30, 2011, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)         For the fiscal years ended June 30, 2011 and June 30, 2010, the aggregate fees billed by E&Y of $1,126,821 and $1,294,764, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2011	2010
Covered Services	$45,700	$48,025
Non-Covered Services	1,081,121	1,246,739

(h)  The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)          Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)              (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)              (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS RMA Money Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2011

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	September 8, 2011